UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1.  Report to Shareholders.

2018 SEMI-ANNUAL REPORT AND QUARTERLY COMMENTARIES
March 31, 2018
EQUITY FUNDS / Wasatch Core Growth Fund Wasatch Emerging India Fund Wasatch Emerging Markets Select Fund Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch Global Value Fund Wasatch International Growth Fund Wasatch International Opportunities Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap Growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund BOND FUNDS / Wasatch-1st Source Income Fund Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — DRIP, DRIP, DRIP

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Some bear markets can best be described as being like the maddening drip, drip, drip of water — often referred to as Chinese water torture. Inexplicably, stocks decline almost every day and they do so without regard to any significant relevant news. Our last bear market, now a decade in the past, was not like that. Yes, stocks went down on a near daily basis but bad news also arrived on an almost daily basis. It was easy for investors to understand why stocks were going down.

During much of the past year, we were in — and perhaps still are in — what I call a “reverse Chinese water torture market.” That is, until the increased volatility of the first quarter, stocks had been going up on an almost daily basis but generally not based on any significant positive news. This led investors to suffer FOMO (fear of missing out). One-way markets, whether they’re moving down or up, provide investors with a quandary. The weakness of a one-way bear market leads investors to ask, “Is it too late to sell?” The strength of a one-way bull market leads investors to ask, “Is it too late to buy?” In both cases, the correct answer is initially “no,” but it’s important to remember that one-way markets demand that investors change their strategy at some point and so at some point the correct answer changes. Determining that point is difficult, but critical, since most one-way markets end in capitulation. Bears end in a final surge of selling until “everyone” has thrown in the towel. Bulls end in a final surge of buying until “everyone” is all in.

The notion of a one-way market suggests a market that’s somehow come loose from its more stable economic moorings. To be sure, the economy rises and falls but it almost always does so in a series of ebbs and flows, working its way higher or lower rather than moving “high” or “low” in a straight line. A useful way to determine how close a market is to the capitulation stage is to try to understand where the market is relative to the economy.

ECONOMY

In our one-way up market, the economy has generally been growing stronger with the cherry on top being the recent tax cuts. Now, however, there are signs of a shift.

•	While stronger-than-expected economic indicators were the norm in the second half of 2017, this year economic indicators are coming in a bit softer. A recently revised estimate showed real gross domestic product (GDP) for the fourth quarter of 2017 increased at an annual rate of 2.9%, slower than the 3.2% reported for the third quarter.
•	Employment data was particularly strong for January and February, sparking fears of inflation. In contrast, March data was unexpectedly weak, showing only 103,000 jobs versus the expected 193,000 jobs.
•	The Federal Reserve raised interest rates in March and seems intent on doing so twice more this year, and three times instead of two times in 2019. That’s throwing sand into the gears of the economy and a reason to be more cautious on the market.

While none of this suggests that an economic peak is imminent, it does suggest that the economy is transitioning from “accelerating” to “stabilizing.” If this is happening to the economy, it seems a distinct possibility that a shift in the market might also be forthcoming. Certainly the sharp selloffs in stocks we endured in recent months reminded us of what capitulation can look like. However, to the extent these corrections fade into the background and the market resumes “melt-up” behavior, I’d see it as a significant disconnect between the economy and the market.

That’s when investors can’t afford to lose their bearings — because the time of capitulation is likely approaching. At such a time, I believe the appropriate response is to emphasize quality in an investment portfolio. It’s no good to just step to the sidelines. How does one determine the right time to get back in? And the risk of missing out on long-term gains is too great. But one can make adjustments to one’s investment portfolio to emphasize characteristics that generally have been favorable through and after historical points of inflection. To me, that means a focus on quality first and foremost.

MARKETS

Taking the first quarter of 2018 as a whole, markets were flattish. Fading confidence in the near-term economic outlook dashed expectations of a surge in late-cycle value stocks. Instead, growth stocks outperformed value stocks across the market-capitalization spectrum. The uncertain environment favored Wasatch’s bottom-up investment approach, which seeks quality companies as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams.

In the U.S., newly announced tariffs on aluminum and steel — as well as separate measures directed specifically at China — hung over the market during March. Because smaller U.S. companies typically have less direct exposure to international trade, small-company stocks and micro caps outperformed large-cap issues during the quarter. Additionally, smaller U.S. companies currently tend to be valued more attractively than their larger peers, and smaller companies’ domestic focus leaves them well-positioned to benefit from a lower corporate tax rate.

In the U.S., the large-cap S&P 500® Index logged a three-month loss of -0.76%. The technology-heavy Nasdaq Composite Index fared better, up 2.59% for the quarter. The Russell 2000® Index of small caps was down -0.08% for the quarter.

International stock markets were mixed. The MSCI World ex USA Index was down -2.04% for the quarter, while the MSCI Emerging Markets Index rose 1.42%.

MARCH 31, 2018 (UNAUDITED)

Here I’ll circle back to my view that none of this means a significant market correction, or even just tepid performance, is close at hand. The U.S. economy is strong. Synchronous growth is still underway around the globe. U.S. tax-cut benefits have the potential to prompt companies to make meaningful capital investments. This is a time of growth.

It’s also a time to keep your wits about you because one-way markets, whether bear or bull, don’t stay one-way indefinitely. My suggestion, once again, is to remain focused on the quality of your investments.

WASATCH

It’s been 43 years since I founded Wasatch in 1975. Building this firm and serving you, our investors, has been the focus of my professional life and my great privilege. Later this year, I will depart Wasatch to join my sons Josh and Spence at Seven Canyons Advisors, an SEC-registered investment advisor recently founded by our family.

When I started Wasatch, one of my first tasks was to select an appropriate name. I wanted a name that would symbolize a firm built to outlast me — hence, Wasatch Advisors and not Stewart Advisors. I wanted to build not just a firm but also a culture that would endure irrespective of me. Together with the rest of the team at Wasatch, I’m proud that we’ve done just that.

As you may know, I stepped down from the role of CEO at Wasatch almost 10 years ago. Under the continuing leadership of CEO JB Taylor and my other colleagues, Wasatch will continue to serve you with the same commitment to excellence.

Like me, my son Josh is a portfolio manager here at Wasatch. The Wasatch Funds Board of Trustees approved a plan to merge the two funds he and I manage for Wasatch — the World Innovators Fund and the Strategic Income Fund — into two new funds with similar objectives and strategies that we’ll continue to manage at Seven Canyons. The timing of that potential transition is not yet clear, but we anticipate the merger will occur during the third quarter of 2018.

Apart from Josh and me, Wasatch’s global team of portfolio managers and analysts stands at 34 investment professionals. As always, the firm is still 100% employee-owned. To be part of this outstanding place — this outstanding group of people — has been the honor of a lifetime.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

The Wasatch Strategic Income Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital. The Wasatch World Innovators Fund’s investment objective is long-term growth of capital.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Advisors, Inc. or Seven Canyons Advisors, LLC.

Wasatch Advisors, Inc. is not affiliated with Seven Canyons Advisors, LLC.

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Nasdaq Composite is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries. With 839 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 developed market countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

You cannot invest directly in these or any indexes.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

For the three-month period ended March 31, 2018, the Wasatch Core Growth Fund — Investor Class gained 4.13% compared to a -0.08% loss for its primary benchmark, the Russell 2000 Index. The Russell 2000 Growth Index advanced 2.30%.

In 2018’s first quarter, market volatility reemerged in rather dramatic fashion. After a relatively uneventful January, U.S. stocks sold off sharply in February. Robust employment and wage growth, rising bond yields and recently enacted tax cuts caused investors to worry about higher inflation and whether Federal Reserve (Fed) officials would act more aggressively to slow economic growth. Nevertheless, the Fed has been sticking to its plan for gradual increases with one interest-rate hike in March and two more scheduled this year. After February’s swoon, stocks partially recovered, only to fall again in the second half of March on somewhat softer economic indicators, turmoil in the tech world and fears of a trade war with China after the U.S. government proposed tariffs on steel and aluminum and specific Chinese products.

DETAILS OF THE QUARTER

The Fund’s outperformance of the Russell 2000 Index during the first quarter of 2018 was primarily due to stock selection, which was especially beneficial in the health-care, industrials, consumer-discretionary and information-technology sectors.

In our view, the Fund’s outperformance in choppier markets underscores its bias toward high-quality companies, as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams. These characteristics are best measured on a company-specific basis — thus our intensive, bottom-up research process. In times of market stress, we generally expect investors to prefer sounder companies, and we see the Fund’s year-to-date performance relative to its benchmark as bearing that out.

Historically, the Fund has had a bias toward more-profitable companies, on average, than those that make up the Russell 2000 Index. For such highly profitable companies, tax reform may free up additional cash that could be used for growing the business, providing higher compensation for employees, buying back shares or increasing shareholder dividends. As a result, we see the Fund as well-positioned with regard to tax reform.

Two of the Fund’s top contributors for the first quarter were repeats from 2017’s fourth quarter. First was Cimpress N.V., a U.S.-listed firm domiciled in the Netherlands. The company’s suite of “mass customization” brands includes Vistaprint. Cimpress operates three business segments, all of which are experiencing accelerating organic growth. Investors rewarded this growth — and the progress management has made in paying down debt and furthering restructuring initiatives — with over 25% share-price appreciation during the first quarter.

Second was Copart, Inc. This U.S. auto salvager has continued to impress us with both its growth and quality metrics. We held Copart for many months before its share price really took off. It’s a prime example of how we’re happy to be patient with companies we see as being high-quality with significant growth opportunities even though it may take some time to reap the potential rewards.

Healthcare Services Group, Inc., which provides housekeeping, food and other services to the health-care facilities industry, was the Fund’s largest detractor. The company’s quarterly reporting in February included notice of a one-time effect on net income as a result of tax reform. In addition, the process of bringing customers onboard has been more costly than previously anticipated. More broadly, though, the company has experienced growth in both the number of customers and the average number of services provided to customers. Here too, we’re willing to be patient given the company’s growth potential.

Another large detractor for the quarter was Altra Industrial Motion Corp. Revenue growth has been strong for this maker of mechanical power transmission components, but its margins have been negatively affected by transitory supply-chain issues and commodity price inflation. While many manufacturing companies are facing similar inflationary pressures, we are confident that Altra’s leading market position will allow it to pass on higher costs. We expect the company’s margins to improve going forward.

OUTLOOK

Although some economic indicators have been softening and the financial markets have been expressing investors’ nervousness, the environment is still positive overall. Having said that, we’re keeping an eye on the Fed’s action with regard to interest rates. While we haven’t positioned the Fund with any particular view on interest-rate policy, we’re cognizant of interest-rate risks — best seen as a tug of war between positive economic news and the Fed’s efforts to keep the economy from overheating.

As always, our focus remains on identifying companies with strong growth prospects. We believe the Fund is positioned with the potential to do well whether the economy keeps humming along or the Fed puts on the brakes.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	12.11%	24.19%	13.80%	11.77%
Core Growth (WIGRX) — Institutional	12.19%	24.37%	13.92%	11.84%
Russell 2000® Index	3.25%	11.79%	11.47%	9.84%
Russell 2000® Growth Index	6.99%	18.63%	12.90%	10.95%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.10%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.4%
ICON plc (Ireland)	3.1%
Cimpress N.V.	2.9%
Monro, Inc.	2.9%
Old Dominion Freight Line, Inc.	2.8%

Company	% of Net Assets
Pool Corp.	2.7%
Cantel Medical Corp.	2.6%
Tyler Technologies, Inc.	2.6%
Eagle Bancorp, Inc.	2.6%
Trex Co., Inc.	2.5%

**	As of March 31, 2018, there were 52 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

The benchmark MSCI India Investable Market Index (IMI) fell -8.02% during what was an up-and-down first quarter of the year for Indian equities. Outperforming its benchmark, the Wasatch Emerging

India Fund — Investor Class declined -4.70%.

India’s stock market began the quarter in rally mode, as last year’s advance continued unabated during the first four weeks of 2018. In late January, however, global stock-market jitters and concerns about an international trade war sent Indian stocks lower. Worries that lower-than-expected tax revenues might lead India’s government to impose a capital-gains tax contributed to early skittishness. Later, news of a $2 billion fraud centered at one of the country’s state-owned banks rocked investor confidence.

Rising interest rates also weighed on sentiment. Rates had been on the rise in India since mid-2017, as bond investors mulled a likely surge in government spending ahead of next year’s elections. The Modi government’s funding requirements created an excess supply of government debt that continued to push bond yields higher during the first quarter.

DETAILS OF THE QUARTER

The consumer-discretionary sector was the Fund’s greatest source of outperformance relative to the benchmark. Although the benchmark’s consumer-discretionary positions posted a double-digit percentage loss as a group, the Fund’s holdings in the sector ended the quarter with a modest gain. Amid the broad weakness in Indian equities, the information-technology sector was the only sector of the Index to generate a positive first-quarter return. Our significantly underweight allocation to this top-performing sector was a headwind to performance and the Fund’s largest source of weakness against the benchmark.

The strongest contributor to Fund performance for the quarter was V-Mart Retail Ltd. The company operates department stores specializing in apparel. V-Mart also sells a wide range of general merchandise and fast-moving consumer goods. Because V-Mart operates primarily in rural areas of India, the company stands to benefit as the Modi government seeks to create jobs and appeal to voters ahead of national elections in 2019.

MakeMyTrip Ltd. was the second-largest contributor. The company operates the leading online travel agency (OTA) in India. Shares of MakeMyTrip had languished over the previous three quarters on concerns that increased competition might impact the company’s profitability. Those worries eased in February after MakeMyTrip announced a partnership with OYO, the largest hospitality company in India.

Third-largest contributor Godrej Consumer Products Ltd. is a consumer-goods company. Godrej sells soaps, hair colors, toiletries and household goods in India and internationally. Consolidated net profit rose 22.1% year-over-year in the company’s most-recent quarter on an 8.5% increase in comparable sales. Management cited strong volume growth in India, especially in rural areas of the country.

Industrial companies accounted for four of the Fund’s five largest detractors from performance during the quarter. Among them, the greatest detractor was Elgi Equipments Ltd. Elgi manufactures and sells air compressors in India and internationally. The company currently receives about half its revenue from outside India and approximately 60% of its international revenue from the U.S. and Europe. Elgi’s shares declined on concerns that U.S. protectionist trade policies might derail plans for further inroads into the U.S. market.

Other weak industrials in the Fund included Somany Ceramics Ltd. and Kajaria Ceramics Ltd. — two large producers of ceramic tiles for walls and floors. A reduction in India’s goods-and-services tax (GST) last November caused customers to delay purchases until the new, lower tax rate had taken effect. An uptick in gas prices also hurt profitability, resulting in lower-than-expected quarterly earnings at the companies compared to the same period a year ago.

OUTLOOK

Although a rising supply of government debt has driven Indian bond yields higher since July of last year, there are signs that interest-rate pressures in India may be easing. In late March, the Indian government announced a borrowing plan for the first half of its fiscal year that is lower than in previous years. In an attempt to further encourage bond investors, India will issue inflation-indexed bonds and shorter-maturity debt. The Modi government also is seeking to increase purchase limits for foreign investors in government securities.

Another factor that contributed to general first-quarter malaise in Indian stocks was fading optimism about the prospects of Prime Minister Narendra Modi’s Bharatiya Janata Party (BJP) in upcoming state polls this year and general elections in 2019. While a strong showing from the BJP would help further Mr. Modi’s pro-business agenda, we seek to invest in companies whose business prospects do not depend on a particular political outcome.

Despite the slight deterioration we saw in the first quarter, we believe India’s macro situation still looks solid. As for our portfolio companies, we have been seeing accelerating earnings growth that we have been capturing in the Fund. For the most-recent quarter, we calculated that the Fund’s holdings, on average, turned in 27% earnings growth. We continue to have confidence in India as an attractive place to invest and in the long-term growth potential of our portfolio companies.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	7.50%	19.18%	18.07%	12.55%
Emerging India (WIINX) — Institutional	7.45%	19.07%	18.18%	12.62%
MSCI India IMI	4.31%	11.22%	9.44%	3.08%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.73% / Institutional Class — Gross: 1.67%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
V-Mart Retail Ltd. (India)	5.0%
Bajaj Finance Ltd. (India)	5.0%
Housing Development Finance Corp. Ltd. (India)	4.7%
Endurance Technologies Ltd. (India)	4.6%
Amara Raja Batteries Ltd. (India)	4.6%

Company	% of Net Assets
MakeMyTrip Ltd. (India)	4.5%
Divi’s Laboratories Ltd. (India)	4.4%
Quess Corp. Ltd. (India)	4.2%
Page Industries Ltd. (India)	4.1%
Pidilite Industries Ltd. (India)	3.9%

**	As of March 31, 2018, there were 42 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Roger Edgley, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

A global selloff triggered by prospects of a trade war rocked emerging-market equities during the first quarter. The benchmark MSCI Emerging Markets Index surrendered most of an early double-digit percentage gain to finish up 1.42% for the quarter. The Wasatch Emerging Markets Select Fund —
Investor Class outperformed its benchmark, posting a return of 1.81%.

World equity markets kicked off 2018 with a strong January rally, before rising U.S. interest rates disrupted the advance during the final sessions of the month. Later, concerns about global trade moved to the forefront when the White House announced tariffs on imported aluminum and steel.

DETAILS OF THE QUARTER

Korea was the Fund’s greatest source of outperformance relative to the benchmark. Though Korean stocks were weak during the quarter, an outsized gain in a single stock enabled the Fund’s Korean holdings to generate a positive return as a group.

The Fund’s largest source of weakness against the benchmark was Brazil, where investors appeared to rotate away from the higher-quality companies we seek to own in the Fund. With investor sentiment on the upswing in Brazil, the most defensive of our Brazilian holdings became less appealing to investors.

India, the most-heavily weighted country in the Fund, was among many poorly performing countries in the Index. However, the Fund’s Indian stocks declined significantly less than those in the Index, helping performance relative to the benchmark.

The strongest contributor to Fund performance for the quarter was Medytox, Inc. Based in Korea, the company manufactures injectable neurotoxins for cosmetic applications and the treatment of muscular disorders. Shares of Medytox surged as investors factored positive future developments into the company’s stock price.

Second-best contributor NMC Health plc provides health-care services in the United Arab Emirates and other countries in the Middle East. NMC saw its stock price rise on news that the company had landed a contract to manage two hospitals in Egypt.

Positive underlying fundamentals and healthy earnings growth helped our Chinese holdings outgain their benchmark counterparts during the first quarter. Top contributors included 51job, Inc., the leading online job search and recruitment site in China.

The greatest detractor from Fund performance for the quarter was BGF Retail Co. Ltd. The company operates convenience stores in Korea. Shares of BGF declined on concerns about the impact of the recent increase in Korea’s minimum wage.

Raia Drogasil S.A., the second-largest detractor, operates a leading drug-store chain in Brazil. The upturn in Brazil’s economy has made defensive issues such as Raia Drogasil less appealing to investors and has increased access to capital for the company’s competitors.

Another weak stock in the Fund was Page Industries Ltd. The company makes and sells undergarments under the Jockey brand in India. We have no fundamental news to relate concerning Page and attribute the stock’s weakness to general first-quarter malaise in Indian equities.

OUTLOOK

To the extent that global factors continue to create volatility for emerging-market equities, we expect the Fund’s relative performance to benefit from our greater emphasis on long-term growth stories tied to secular increases in domestic demand. By focusing on companies and countries with their own unique growth drivers, we seek to make the Fund less subject to whims of the global economy and more reflective of the long-term potential of emerging markets.

While rising U.S. Treasury yields appear to have spooked world stock markets during the first quarter, the dynamics underlying the current interest-rate cycle are likely very different from those of the so-called “Taper Tantrum” of 2013. Of particular note is the U.S. dollar’s depreciation against a basket of rival currencies over the past six months — even as the yield on the 10-year Treasury note increased. With interest rates stabilizing in Europe and already on the rise in China, a scenario in which rising rates in the U.S. significantly underpin the dollar seems much less likely this time around.

Several other factors also appear to be at play. We suspect the worsening U.S. fiscal situation has given international investors less reason to fear a surge in the greenback. Additionally, the recent pickup in global growth has made it much more difficult for the U.S. to outgrow the rest of the world. Compared to developed markets, we believe the faster growth rates and more-attractive valuations of emerging markets should continue to merit favorable attention from investors.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	7.46%	22.17%	1.67%	2.31%
Emerging Markets Select (WIESX) — Institutional	7.55%	22.58%	1.99%	2.64%
MSCI Emerging Markets Index	8.96%	24.93%	4.99%	4.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.90%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Alibaba Group Holding Ltd. ADR (China)	5.4%
Bajaj Finance Ltd. (India)	5.4%
Medytox, Inc. (Korea)	5.2%
Tencent Holdings Ltd. (China)	5.1%
NMC Health plc (United Arab Emirates)	4.5%

Company	% of Net Assets
Ctrip.com International Ltd. ADR (China)	4.0%
Raia Drogasil S.A. (Brazil)	3.8%
HDFC Bank Ltd. (India)	3.6%
Silergy Corp. (Taiwan)	3.5%
MakeMyTrip Ltd. (India)	3.4%

**	As of March 31, 2018, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov, Scott Thomas and Kevin Unger.

Roger Edgley, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

For the three months ended March 31, 2018, the Wasatch Emerging Markets Small Cap Fund — Investor Class gained 0.31% and slightly outperformed its benchmark, the MSCI Emerging Markets Small Cap Index, which returned 0.17%.

Following an extremely strong year in 2017, world equity markets kicked off 2018 with a strong January rally, before rising U.S. interest rates disrupted the advance during the final sessions of the month. Later, concerns about global trade moved to the forefront when the White House announced tariffs on imported aluminum and steel and separate measures directed specifically at China. While markets have been volatile and some uncertainty has surfaced, our outlook is still upbeat given the investment opportunities we have been seeing.

We believe the Fund’s focus on companies tied to secular demand growth in their home countries served our investors well during the first quarter.

DETAILS OF THE QUARTER

South Korea added the most to the Fund’s return and outperformance of the benchmark for the first quarter. The Fund’s top individual contributor was Medytox, Inc. Based in Korea, the company manufactures neurotoxins for cosmetic applications and the treatment of muscular disorders. Shares of Medytox surged on the potential approval of Medytox products in China in 2019, as well as a previously announced licensing deal.

The common thread with several of our Korean holdings is that they have made new technological advances and have strong returns on capital to help drive their research and the growth of their businesses. In our view, Korea’s strong base of an educated population and manufacturing know-how drives a world-class ecosystem for small Korean companies.

The Fund remains structurally underweight in China. While we are conscious of the many risks, our assessment of

China’s investment backdrop has moved from negative to more neutral. We’ve been increasing our weight as we’ve been finding more interesting companies that meet our quality standards and have long-duration growth potential.

51job, Inc., the leading online job search and recruitment site in China, was the Fund’s second-best contributor for the quarter. The company has been leveraging its relationships with employers to sell additional adjacent services that human resource (HR) departments need. In online recruitment and other HR business segments 51job has posted robust results.

One of the Fund’s largest sources of weakness was Brazil. Brazilian stocks soared to record highs after an appeals court upheld a corruption conviction against former President Luiz Inacio Lula da Silva. With investor sentiment on the upswing in Brazil, our most defensive Brazilian holdings became less appealing to investors.

An example is EcoRodovias Infraestrutura e Logistica S.A., the second-largest toll-road operator in Brazil. Although EcoRodovias was the Fund’s largest first-quarter detractor, we like the company’s prospects. The toll-road industry in Brazil appears solid, with rational competition, more projects coming up for bid and a recovering economy.

Indian equities fell amid concerns about interest rates and inflation. Investors also became more concerned with policy continuity after Prime Minister Narendra Modi’s Bharatiya Janata Party’s weaker-than-expected showing in recent state elections. During the quarter, the decline in the Fund’s Indian stocks subtracted just over a point from its return, but our holdings outperformed the Indian positions in the benchmark.

Kajaria Ceramics Ltd., a leading manufacturer of ceramic tiles in India, was a notable detractor. Indian tile manufacturers had a difficult January due to one-off factors including a second round of goods-and-services tax (GST) reforms and rising input costs. However, we believe growth may soon return. The GST rate on tiles was lowered as of November 2017 and there has been an uptick in housing construction, a strong market for tiles.

OUTLOOK

The backdrop for international small-cap equities remains constructive. However, financial volatility in developed countries spread to emerging markets in the first quarter as concerns about accelerating fiscal deficits and inflation in the U.S. fanned fears of higher global interest rates.

To the extent that global factors continue to create volatility, we expect the Fund’s relative performance to benefit from our greater emphasis on companies with long-term growth stories tied to secular increases in domestic demand. By focusing on companies and countries with their own unique growth drivers, we seek to make the Fund less subject to whims of the global economy and more reflective of long-term potential. Despite this increased volatility, our overall positive outlook remains unchanged.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	8.03%	25.68%	2.38%	7.13%
Emerging Markets Small Cap (WIEMX) — Institutional	8.00%	26.07%	2.44%	7.16%
MSCI Emerging Markets Small Cap Index	9.41%	18.62%	4.58%	4.36%
MSCI Emerging Markets Index	8.96%	24.93%	4.99%	3.02%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 2.02%, Net: 1.96% / Institutional Class: 1.88%, Net: 1.81%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
51job, Inc. ADR (China)	3.5%
Medytox, Inc. (Korea)	3.3%
Magazine Luiza S.A. (Brazil)	2.5%
ASPEED Technology, Inc. (Taiwan)	2.2%
Clicks Group Ltd. (South Africa)	2.2%

Company	% of Net Assets
Koh Young Technology, Inc. (Korea)	2.0%
Win Semiconductors Corp. (Taiwan)	2.0%
Silergy Corp. (Taiwan)	2.0%
TCS Group Holding plc GDR (Russia)	2.0%
Ennoconn Corp. (Taiwan)	1.9%

**	As of March 31, 2018, there were 83 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class returned 1.71% and slightly outperformed the 1.60% return of its benchmark, the MSCI Frontier Emerging Markets Index.

Over the past year, we have become increasingly optimistic regarding the prospects of frontier markets and emerging small countries. For the first quarter of 2018, frontier equity markets benefited from strong performance compared to their larger, more developed counterparts around the globe.

DETAILS OF THE QUARTER

Vietnam, one of our largest country exposures, was the top contributor to the Fund’s return for the quarter. However, we underperformed the benchmark in Vietnam as our overweight position was offset by the lagging performance of our holdings in a strong market.

We recently spent a considerable amount of time on the ground in Vietnam and, despite seemingly rich valuations in some parts of the market, we came away with incrementally higher conviction in the country and in the prospects of its companies.

An example is Phu Nhuan Jewelry JSC, a top contributor for the quarter. The company has been increasing the number of its jewelry stores at an annual rate of 15%, while still achieving double-digit same-store-sales growth. At the same time, management has been investing in technology and inventory-management software, allowing Phu Nhuan to stay ahead of its competitors.

NMC Health plc, a United Arab Emirates (UAE)- based hospital operator, ended the quarter as the Fund’s top-contributing holding. The company recently reported revenue growth of over 31% for 2017, and the number of patients served grew 34%. NMC Health also recently entered Saudi Arabia — a much larger market of 30 million people that has been chronically underserved in specialized health-care services. Within the UAE, NMC Health has spent the past few years building out its hospital network, and we’re now beginning to see those efforts bear fruit.

Second-largest contributor Safaricom plc has been a long-time core holding of the Fund. Despite macro challenges in

Kenya, the company has continued to grow at a double-digit rate, leveraging its wide telecom-infrastructure network and its M-Pesa mobile-payment system, which now contributes 26% of Safaricom’s total revenues.

We took a trip to Egypt at the start of the year to assess opportunities and more closely examine the underlying economic environment. Although we have visited Egypt multiple times over the past several years, on this trip we came away the most optimistic yet on the country’s outlook and have been increasing our exposure.

We saw Ibnsina Pharma, a pharmaceutical-distribution firm managed by two brothers who are deeply passionate about the business. They have grown it to be the number-two player in the market over a short period of time. Supported by the double-digit growth of the pharmaceutical industry in Egypt, we believe Ibnsina Pharma can grow even faster. The company was recently listed and has raised equity to continue building out its distribution facilities. We added a position in Ibnsina Pharma.

Cleopatra Hospital, another holding based in Egypt, saw its share price wobble following a potentially delayed acquisition of a target hospital, but we aren’t too concerned. The company is developing Egypt’s first private-hospital network. In addition to strong organic growth, Cleopatra’s management team has been successfully acquiring hospitals and turning them around to increased profitability. Given the need for hospital services in Egypt, we believe Cleopatra has a long runway for growth.

Ayala Corp., one of the strongest conglomerates in the Philippines, was also among the Fund’s detractors in the quarter. The company has been increasing its recurring revenue stream with good results from energy investments. Despite Ayala’s fundamental strength, however, the stock fell due to selling by foreign institutional investors, led largely by Mitsubishi Corp. of Japan reducing its stake in Ayala as part of its portfolio rebalancing and not on business concerns.

OUTLOOK

Wasatch is increasingly optimistic regarding the outlook for frontier and emerging small countries where we see improving macro conditions after a multi-year period of difficult adjustments. The major externalities that had been overwhelming many of these markets such as the strong U.S. dollar, weakening commodity prices and external imbalances have largely turned neutral to positive. Many frontier and emerging small countries have been addressing structural issues, which has created a more stable and positive growth outlook. What’s more, domestic demand seems to have troughed and many economies appear poised for a continued cyclical recovery. Most importantly, we have seen significant improvement in the outlook for our portfolio companies and we are starting to see a rebound in earnings growth. Accelerating growth, reasonable valuations and low correlations with more developed global markets continue to give us confidence in the Fund’s holdings.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	8.00%	18.80%	1.23%	7.05%
Frontier Emerging Small Countries (WIFMX) — Institutional	8.33%	19.12%	1.37%	7.17%
MSCI Frontier Emerging Markets Index	6.72%	19.93%	3.42%	5.92%
MSCI Frontier Markets Index	10.99%	27.26%	8.64%	9.80%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.36%, Net: 2.18% / Institutional Class —Gross: 2.07%, Net: 1.98%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
FPT Corp. (Vietnam)	4.3%
NMC Health plc (United Arab Emirates)	4.3%
Aramex PJSC (United Arab Emirates)	4.3%
Grupo Financiero Galicia S.A. ADR (Argentina)	4.1%
Philippine Seven Corp. (Philippines)	3.7%

Company	% of Net Assets
Grupo Supervielle S.A. ADR (Argentina)	3.7%
Vietnam Dairy Products JSC (Vietnam)	3.5%
Naspers Ltd., Class N (South Africa)	3.4%
Bolsas y Mercados Argentinos S.A. (Argentina)	3.2%
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	3.0%

**As	of March 31, 2018, there were 48 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW Buoyed by continued synchronous global economic expansion, the Wasatch Global Opportunities Fund — Investor Class returned 5.99% for the quarter ended March 31, 2018, outperforming the benchmark MSCI ACWI (All Country World Index) Small Cap Index, which declined -0.47%.

Passage by Congress of the tax-reform bill in December was a plus for U.S. stocks, as it was widely perceived that the significant reduction in the U.S. corporate tax rate would free up capital that companies could deploy to reinvest in their businesses, buy back stock, increase employee wages or pay higher dividends. Given our investments in profitable companies, we believe the Fund is well-positioned relative to tax reform.

Despite continued good economic news, volatility returned to the financial markets in the first three months of 2018. While January was relatively uneventful, investors grew concerned with the length of the current bull market in stocks and the prospect of rising inflation. February saw the U.S. market shed more than 10% of its peak January value before partially recovering. In March, a rate hike by the Federal Reserve and worries that tariffs proposed by the U.S. government would result in a trade war triggered a steep selloff in the equity markets.

DETAILS OF THE QUARTER

Health care and information technology were the Fund’s top-contributing sectors for the first quarter, driven mainly by stock selection but also helped by being significantly overweight versus the benchmark. Among the sectors in which the Fund was invested, financials ceded the most ground to the benchmark.

The Fund benefited from investments in developed countries, led by outstanding contributions from the United States and Japan. Korea was the top-contributing emerging market, primarily due to the outsized return of one holding. India and Brazil were the countries that detracted the most from Fund’s performance. Following a particularly strong run in 2017, our investments in India produced mixed results over the past few months. Although India’s market was weak in the quarter, we believe the country’s economy is strong, and that given time, the reforms introduced by the Modi government will prove to be positive. We also see our holdings in India as having strong growth prospects, and we remain confident in their potential to benefit the Fund over the long term.

Medytox, Inc., a Korean manufacturer of injectable neurotoxins for cosmetic applications and the treatment of muscular disorders, was the leading contributor to the Fund’s first-quarter performance. Medytox shares rose during the quarter following reports that a competitor had encountered regulatory difficulties with the U.S. Food and Drug Administration. Already a leader in its industry, Medytox appears well-positioned in our view for further gains to the extent that stringent enforcement of quality standards weeds out weaker competitors.

Second-best contributor Nihon M&A Center, Inc. specializes in facilitating the purchase and sale of businesses. This Japanese company has been benefiting from a wave of consolidations affecting several industries throughout Japan, including the pharmaceutical industry, where the Fund also has investments. Nihon M&A has been successful matching small companies with potential buyers, which are usually larger companies seeking to expand.

India’s Somany Ceramics Ltd. manufactures ceramic and vitrified tiles used on walls and floors. We believe the company stands to benefit from the growth of India’s middle class, but Somany Ceramics was the Fund’s largest detractor during the quarter as India’s equity markets gave back some of the gains achieved last year.

Another significant detractor was EcoRodovias Infraestrutura e Logistica S.A., the second-largest toll-road operator in Brazil. The road network in Brazil is over-crowded and under-developed as is typical for emerging markets. The toll-road industry in Brazil appears solid, with rational competition, more projects coming up for bid and a recovering economy. In February, EcoRodovias agreed to buy Concessionaria de Rodovias Minas Gerais Goias (MGO), which manages a 271-mile highway in the Brazilian states of Goias and Minas Gerais, pending approval of regulators.

OUTLOOK

Five members of our investment team recently returned from a two-week trip to Japan, where they met with management teams from about 80 different companies. They came away with a lot of new ideas that the team will continue to research for possible inclusion in the Fund. Both their discussions with the companies they visited, and our observations of Japan generally, confirmed our view that wage growth, the tight employment market, economic improvement, corporate-governance reforms, and increased reinvestment in businesses are all continuing to add to the health of Japan’s economy. In addition, we see a wealth of high-quality companies and believe it’s still possible to find and exploit inefficiencies in the Japanese market.

While it wouldn’t surprise us if 2018 continues to be a volatile year for the U.S. markets, our long-term outlook hasn’t changed given that both company and economic fundamentals continue to be positive. As always, we’ll stay focused on pursuing our investment discipline to find growing companies that we believe have the potential to contribute to the long-term success of the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	14.84%	30.46%	10.66%	17.87%
Global Opportunities (WIGOX) — Institutional	14.84%	30.85%	10.72%	17.91%
MSCI ACWI Small Cap Index	5.17%	16.21%	10.20%	15.39%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.59% / Institutional Class — Gross: 1.93%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Medytox, Inc. (Korea)	3.4%
Copart, Inc.	2.5%
HealthEquity, Inc.	2.5%
Metro Bank plc (United Kingdom)	2.4%
MakeMyTrip Ltd. (India)	2.2%
Ollie’s Bargain Outlet Holdings, Inc.	2.2%

Company	% of Net Assets
Knight-Swift Transportation Holdings, Inc.	2.1%
Trex Co., Inc.	2.1%
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2.0%
HubSpot, Inc.	1.9%

**	As of March 31, 2018, there were 79 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI ACWI (All Country World Index) Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion —On October 31, 2017, the Fund changed its name from the Wasatch Large Cap Value Fund and its primary benchmark from the Russell 1000 Value Index.

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Global Value Fund —Investor Class declined -1.64%, lagging its benchmark, the MSCI ACWI (All Country World Index), which fell -0.96% in the first quarter of 2018.

U.S. equities declined -0.76% in the first quarter of 2018 as measured by the S&P 500® Index, while international equities as gauged by the MSCI EAFE Index declined -1.53%. February saw stock prices dive on concerns over the prospect of higher inflation and worries that central banks across the globe would accelerate the withdrawal of monetary support. After regaining much of the lost ground, stocks wavered again in March on speculation that the U.S. government’s proposed tariffs on Chinese imports would lead to a global trade war.

Continuing the trend that was in place throughout 2017, stocks that typically do well in times of economic growth, including information technology and financial stocks, led the benchmark’s performance in the quarter. Conversely, more defensive, value-oriented stocks generally lagged. To illustrate the growth versus value split, consider that the MSCI ACWI Growth Index gained 0.67% while the MSCI ACWI Value Index lost -2.62%.

DETAILS OF THE QUARTER

Our efforts to position the Fund more defensively, given what we see as an economy in the latter stages of the business cycle, hindered performance in the first quarter. The Fund’s performance relative to its benchmark was constrained by our investments in the consumer-staples, consumer-discretionary, energy and financials sectors. Conversely, stock selection within the materials, utilities and industrials sectors aided relative performance. The Fund’s U.S. holdings, about half of the portfolio, were down for the quarter, while our international holdings finished slightly positive. We continue to believe that our defensive-minded, globally diversified approach will be beneficial when late-cycle dynamics begin to take hold.

The Fund’s top contributor for the quarter was Ireland-based Smurfit Kappa Group plc, Europe’s largest corrugated-box manufacturer. The company’s share price moved higher on a buyout offer from U.S. rival International Paper.* We took advantage of the stock’s upward movement and sold our position.

Technology company Cisco Systems, Inc. was the second-best contributor to performance. In 2017, Cisco’s revenues decreased as the company underwent an investment cycle. During the first quarter, management reported strong results that showed an increase in revenues and raised guidance for the upcoming quarter. Notably, Cisco has seen an increase in recurring revenue as it moves from selling hardware and networking services to a subscription-based business model. In addition, the company expects to benefit from tax reform, and plans to deploy a significant portion of its $67 billion in cash holdings in the form of a share-buyback program.

The largest detractor from first-quarter performance was Wells Fargo & Co., as the bank’s revenue and net interest margin results disappointed investors. In addition, Wells Fargo received a consent order in February from the Federal Reserve capping the growth of its balance sheet until certain issues around corporate governance and risk management have been addressed. We view Wells Fargo’s regulatory issues as fully reflected in the stock price at current levels, and believe the bank is well-positioned to return to a growth trajectory once the dust settles a few quarters out. We trimmed the position modestly during the quarter, principally as part of a larger effort to reduce the Fund’s overweight position in financials.

Second-largest detractor drugstore giant CVS Health Corp. reported strong results for the fourth quarter of 2017, but management lowered 2018 guidance citing plans to increase investment. Investors have also become concerned regarding the pricing environment for the company’s pharmacy benefit management business. In addition, CVS announced its intention to acquire insurer Aetna.* Uncertainty around the approval, timing and terms of the deal weighed on the stock. We maintained the position. We view CVS stock as trading at a significantly discounted valuation given the company’s cash flow, stability of earnings and balance sheet.

OUTLOOK

In the United States, the current bull market has already spanned nine years. We have been saying for some time that the market cycle is considerably closer to its end than to its beginning. While sentiment in the first half of 2018 may continue to reflect the benefit of tax reform to corporate earnings, at some point we expect investors to begin to look ahead and discount the difficulty companies face of maintaining present levels of earnings growth. This is especially the case given the ongoing withdrawal of stimulus by central banks globally. Moreover, uncertainty around the potential ripple effects of U.S. tariffs directed at China may act as an additional headwind to confidence in global equities.

One thing is clear from the quarter just ended — the era of low volatility is likely over. Investors have been focusing their purchases on an increasingly narrow list of stocks, indicative of waning conviction regarding the market’s remaining upside. We continue to believe global large-cap value stocks are better positioned to weather late-cycle dynamics than their growth and momentum counterparts. The Fund remains tilted toward higher-quality companies within the large-cap value universe, as gauged by lower market sensitivity, lower valuations, higher cash flows, higher dividends and stronger balance sheets.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2018, the Wasatch Global Value Fund was not invested in International Paper Co. or Aetna, Inc.

Current and future holdings are subject to risk.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Value (FMIEX) — Investor	1.38%	6.09%	8.20%	5.81%
Global Value (WILCX) — Institutional	1.46%	6.36%	8.35%	5.89%
MSCI ACWI	4.71%	14.85%	9.20%	5.57%
Russell 1000® Value Index	2.34%	6.95%	10.78%	7.78%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.10% / Institutional Class — Gross: 2.31%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Pfizer, Inc.	4.8%
Exelon Corp.	4.7%
Cisco Systems, Inc.	4.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4.1%
China Mobile Ltd. (China)	4.0%

Company	% of Net Assets
Novartis AG (Switzerland)	3.9%
Oracle Corp.	3.9%
CVS Health Corp.	3.9%
Nordea Bank AB (Sweden)	3.6%
Wells Fargo & Co.	3.5%

**	As of March 31, 2018, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) captures large and mid cap representation across 23 developed-market and 24 emerging-market countries. With 2,499 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate and Linda Lasater.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class gained 4.76% in the first quarter of 2018, outperforming the -0.35% loss of the MSCI ACWI (All Country World Index) ex USA Small Cap Index.

Volatility returned following an extremely strong year for global equity markets in 2017. While markets have been choppy and some uncertainty has surfaced, our outlook is still upbeat given the investment opportunities we have been seeing.

From an international developed markets perspective we are especially positive on Japan. In continental Europe we are encouraged by the stabilization, and in many cases, expansion in business activity. In the United Kingdom, Brexit negotiations cloud the future and the outlook for the domestic economy remains uncertain.

DETAILS OF THE QUARTER

Japan is the largest country weighting in the Fund at approximately 24.7%, and we are overweight versus the benchmark. In the first quarter, our Japanese holdings gained over 16%, significantly outperforming their benchmark counterparts, which returned just 2.1%.

During the quarter, five members of our investment team spent two weeks visiting more than 80 companies throughout Japan. When preparing for this trip, the pool of potential investments that passed our preliminary hurdle was double the number we have seen in the past. Factors like improved corporate governance and an increase in investing activity has been leading to higher returns on equity and increased earnings growth for Japanese companies. We also have seen a wave of younger and more dynamic CEOs stepping up to lead Japan’s companies of the future. We look for CEOs who understand Japan’s economic landscape but bring a different perspective, perhaps having worked or been educated abroad.

One of the headwinds Japan faces is that of an aging population. Nihon M&A Center, Inc., the Fund’s top contributor for the first quarter, addresses the problem of baby boomers retiring and looking to sell their small businesses by connecting them with potential buyers. Nihon’s management has also enhanced the company’s market position by hosting informational seminars for sellers, and by building relationships with banks, accounting firms and other lead-generating sources.

The labor shortage in Japan came up in conversation at nearly every meeting we had there. The most recent jobs-to-applicant ratio rose to 1.59 and unemployment is at a 25-year low. We have invested in companies that help employers find qualified job applicants. For example, the Fund’s second-best contributor, SMS Co. Ltd., provides recruitment services and software for the health-care market.

Among the Fund’s largest detractors during the quarter was Seria Co. Ltd., operator of a chain of 100-yen stores (essentially dollar stores) in Japan. The company had some issues with its computerized inventory system, which partially contributed to a decrease in sales and an increase in costs in order to remedy the situation. We spent time with Seria’s president who was disappointed and embarrassed that this issue had occurred. We believe Seria is a high-quality company with strong fundamentals and we continue to hold the stock.

Canadian Western Bank, a regional bank in Western Canada with loans focused on the mid-market commercial segment, was a significant detractor from Fund performance. We have no fundamental issues to report. We believe the stock was dragged down by weakness in Canadian energy stocks.

We remain upbeat about the investment opportunities in emerging markets. Emerging markets have continued to produce strong results based on optimism over growth and returning investment. We like the strength we have been seeing as companies have been producing the earnings growth we expect. India was an underperforming market during the quarter, but the fundamentals of the companies we own remain positive and we used this as an opportunity to increase positions in select holdings.

OUTLOOK

The backdrop for international small-cap equities remains constructive. We have seen an increase in valuations but also a recovery in European corporate earnings. Europe is in the early stages of an economic expansion with companies beginning to invest in their businesses again following a long period of underinvestment. While there are factors that could derail this expansion, we currently see strong corporate activity and expect earnings growth to drive stock prices going forward.

Japan’s small-cap market, one of the most vibrant to be found anywhere in the world, continues to provide a deep pool of interesting small-cap companies that fit our high-quality, long-duration growth profile. Despite being one of the largest developed economies in the world, Japan’s market is still inefficient and misunderstood by many investors, which provides opportunities for us to use our expertise and on-the-ground research to find companies with outstanding investment potential.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	9.46%	27.11%	8.92%	8.98%
International Growth (WIIGX) — Institutional	9.51%	27.23%	8.97%	9.00%
MSCI ACWI ex USA Small Cap Index	6.19%	20.60%	8.57%	5.51%
MSCI World ex USA Small Cap Index	5.29%	21.16%	9.71%	5.81%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.46% / Institutional Class — Gross: 1.37%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Abcam plc (United Kingdom)	2.6%
Vitasoy International Holdings Ltd. (China)	2.5%
Cochlear Ltd. (Australia)	2.1%
SMS Co. Ltd. (Japan)	2.0%
Ipsen S.A. (France)	1.9%

Company	% of Net Assets
Rotork plc (United Kingdom)	1.8%
Metro Bank plc (United Kingdom)	1.7%
Nihon M&A Center, Inc. (Japan)	1.7%
Asahi Intecc Co. Ltd. (Japan)	1.7%
MISUMI Group, Inc. (Japan)	1.6%

**	As of March 31, 2018, there were 94 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott, Linda Lasater and Allison He.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund —  Investor Class gained 1.72% for the first calendar quarter of 2018, outperforming the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index, which was down -0.35%.

Global equity markets largely continued their upward trend as 2018 kicked off, but at the beginning of February volatility abruptly returned. Stocks fell sharply then promptly recovered with the support of strong macroeconomic data and optimism around the effects of corporate tax cuts in the U.S. Toward the end of the quarter, global financial markets reacted negatively to tariffs proposed by the White House. But as fears of a resulting trade war subsided, markets once again rebounded on hopes of a negotiated resolution.

DETAILS OF THE QUARTER

Like it was for all of 2017, Japan was the Fund’s top contributor to performance versus the Index for the first quarter of 2018. Japan is the largest country weighting in the Fund because we have been finding exciting companies that meet our criteria for quality and growth. The Fund’s performance in Japan was led by internet software star SMS Co. Ltd., a provider of recruitment services and software for the health-care market.

Given the amount of ongoing structural change in the country, our team thought it worth our time to travel to Japan again during the quarter to meet with management teams and get an on-the-ground feel for the macro environment in which our companies operate. In two weeks, our team met with the executives of dozens of micro-cap companies, including some new ones we had not met before. While our visit led to a few adjustments within the Fund, we are generally pretty optimistic about our current Japanese holdings and the opportunities they represent.

Thanks to Qualitas Controladora S.A.B. de C.V., the leading auto insurer in the country, Mexico was a strong contributor to the Fund’s results versus the Index. The Fund also outperformed the Index in Taiwan aided by an outsized return from TCI Co. Ltd., which sells high-end consumer goods wholesale to direct marketing firms in China.

The United Kingdom detracted from the Fund’s performance versus the Index for the three-month period primarily due to Horizon Discovery Group plc, a supplier of products to the research, biopharma and diagnostics segments of the life sciences tools and services industry. Horizon’s CEO announced his departure during the quarter, catching investors by surprise. Despite this unexpected announcement, we believe the company has significant headroom for growth given the trend toward personalized medicine.

The second-largest detractor was BWX Ltd., an Australia-based skin care products company that is a fairly recent addition to the Fund. The company reported disappointing results in the quarter leading some analysts to question its acquisition strategy. In our view, BWX is still seeing strong global demand for its natural products and should benefit from global consumption trends if the company can successfully execute its increasingly global strategy.

In Germany, the stock of industrial automation system manufacturer Isra Vision AG was weak over the three-month period, despite the company’s track record of steady growth across a number of industrial end markets. We remain confident in the company’s growth potential.

OUTLOOK

We believe the Fund is well-positioned across global markets. While returns of our Japanese stocks drove a good portion of the Fund’s return over the last year, we are also optimistic about opportunities we see in other countries.

We recently increased our exposure to South Korea, for example, after members of our team traveled to the country for research. Not only have we been seeing a growing number of interesting Korean micro-cap companies appearing in our discovery process, but we see a steady economic backdrop driven by healthy global demand and a domestic market buoyed by continuing fiscal and monetary support.

India is another country that we believe offers significant long-term potential for us as micro-cap investors. India remains a substantial weight in the Fund, and we are content with that exposure given the opportunities we have been seeing at the company level and initiatives, like the goods-and-services tax, that are being undertaken by the government.

While a number of political or economic events (such as tighter global monetary policy) could increase volatility in the world’s equity markets, we believe current conditions, including healthy global growth and accommodative monetary policy, generally seem supportive. In managing the Fund, we do our best to mitigate unforeseen risks through broad country diversification and by using in-depth research to find what we believe are the highest-quality micro-cap companies wherever they may be in the world.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	9.22%	21.08%	10.36%	9.14%
International Opportunities (WIIOX) — Institutional	9.14%	21.26%	10.54%	9.23%
MSCI ACWI ex USA Small Cap Index	6.19%	20.60%	8.57%	5.51%
MSCI World ex USA Small Cap Index	5.29%	21.16%	9.71%	5.81%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.24% / Institutional Class — Gross: 2.04%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Philippine Seven Corp. (Philippines)	2.3%
SMS Co. Ltd. (Japan)	2.2%
M&A Capital Partners Co. Ltd. (Japan)	2.0%
Open Door, Inc. (Japan)	1.8%
Webjet Ltd. (Australia)	1.8%
Hypoport AG (Germany)	1.7%

Company	% of Net Assets
7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	1.7%
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	1.6%
Pro Medicus Ltd. (Australia)	1.6%
Qualitas Controladora S.A.B. de C.V. (Mexico)	1.6%

**	As of March 31, 2018, there were 112 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Long/Short Fund —Investor Class declined -4.61%, lagging its benchmark, the S&P 500 Index, which fell -0.76% in the first quarter of 2018.

In 2018’s first quarter, market volatility reemerged in rather dramatic fashion. After a relatively uneventful January, U.S. stocks sold off sharply in February. Robust employment and wage growth, rising bond yields and recently enacted tax cuts caused investors to worry about higher inflation and whether Federal Reserve (Fed) officials would act more aggressively to slow economic growth. After February’s swoon, stocks partially recovered, only to fall again in the second half of March on somewhat softer economic indicators, turmoil in the tech world and fears of a trade war with China after the U.S. government proposed tariffs on steel and aluminum and specific Chinese products.

DETAILS OF THE QUARTER

Over the course of the past 12 months, we have reduced the Fund’s short positions by about half. Nevertheless, the Fund’s shorts detracted significantly from results versus the benchmark in the first quarter of 2018. On the long side of the Fund’s portfolio, the financials, information-technology and consumer-staples sectors detracted the most from the Fund’s performance relative to the Index. The Fund’s holdings in the energy sector contributed the most to relative performance led by Anadarko Petroleum Corp.

A position in information-technology company Cisco Systems, Inc. was also a top contributor. In 2017, Cisco’s revenues decreased as the company underwent an investment cycle. During the first quarter, management reported strong results that showed an increase in revenues and raised guidance for the upcoming quarter. Notably, Cisco has seen an increase in recurring revenue as it moves from selling hardware and networking services to a subscription-based business model. In addition, the company expects to be a prime beneficiary of tax reform, and plans to deploy a significant portion of its $67 billion in cash holdings in the form of a share-buyback program.

On the downside, shares of Wells Fargo & Co. suffered in the quarter as the bank reported revenue and net interest margin results that disappointed investors. In addition, Wells Fargo received a consent order in February from the Federal Reserve capping the growth of its balance sheet until certain issues around corporate governance and risk management have been addressed. We view Wells Fargo’s regulatory issues as fully reflected in the stock price at current levels, and believe the bank is well-positioned to return to a growth trajectory once the dust settles a few quarters out.

Within the consumer-staples sector, a notable laggard was drugstore giant CVS Health Corp., which reported strong results for the fourth quarter of 2017 but lowered its 2018 guidance, citing plans to increase investment. More broadly, sentiment with respect to CVS has been dampened in recent quarters by concerns over the pricing environment for its pharmacy benefit management business. In addition, CVS announced its intention to acquire insurer Aetna,* and uncertainty around the approval, timing and terms of the deal weighed on the stock.

PROPOSED REORGANIZATION OF THE LONG/SHORT FUND

At a meeting held on November 7 - 8, 2017, the Board of Trustees of Wasatch Funds Trust approved the merger of the Wasatch Long/Short Fund with and into the Wasatch Global Value Fund. The merger is subject to the approval of shareholders of the Long/Short Fund. The Board of Trustees of the Trust also called for a special meeting of the shareholders of the Long/Short Fund to vote on the reorganization. The meeting will be held later this year, and, if approved, it is anticipated that the reorganization will be consummated approximately one month after the meeting.

As part of its ongoing review of the products it offers, Wasatch Advisors, Inc. (the “Advisor”), the investment advisor to the Long/Short Fund and the Global Value Fund, proposed the reorganization given the limited future growth prospects of the Long/Short Fund, its relative poor performance and the economic infeasibility of the Long/Short Fund over the long term in light of the costs associated with its continued operation and its likely inability to attract assets in the foreseeable future. Although the investment objectives and strategies are very different between the Long/Short Fund and the Global Value Fund, the Advisor proposed the reorganization with the Global Value Fund due, in part, to the similar valuation process used by the Advisor to evaluate potential investments for the Funds despite the differing investment strategies; the overlap of portfolio holdings between the Funds; the relative performance of the Global Value Fund compared to the Long/Short Fund; the lower contractual management fee and estimated lower gross and net expense ratio (before and after fee waivers) of the combined fund for both share classes; the lower contractual expense cap of the Global Value Fund; and the anticipated federal income tax-free nature of the reorganization compared to a taxable event for shareholders if the Long/Short Fund was liquidated.

Additional summary information regarding the reorganization is available on the Wasatch Funds website at www.WasatchFunds.com. Detailed information about the proposed reorganization will be provided in the proxy solicitation materials that will be mailed to record shareholders at a later date.

*	As of March 31, 2018, the Wasatch Long/Short Fund was not invested in Aetna, Inc.

Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	-1.27%	-4.46%	-0.31%	3.20%
Long/Short (WILSX) — Institutional	-1.03%	-4.06%	-0.07%	3.32%
S&P 500® Index	5.84%	13.99%	13.31%	9.49%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.63%	1.07%	0.31%	0.31%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 2.31% / Institutional Class — Gross: 2.15%, Net: 2.03%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Exelon Corp.	6.1%
Pfizer, Inc.	5.7%
Cisco Systems, Inc.	5.5%
Johnson & Johnson	4.7%
Citigroup, Inc.	4.7%

Company	% of Net Assets
Novartis AG ADR (Switzerland)	4.5%
Wells Fargo & Co.	4.0%
Oracle Corp.	3.9%
Blackstone Group L.P. (The)	3.7%
Suncor Energy, Inc. (Canada)	3.6%

**	As of March 31, 2018, there were 30 long and 10 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund gained 5.37% in what was a volatile first quarter for U.S. equities. The Fund surpassed its benchmark, the Russell Microcap Index, during the first three months of 2018. The Index finished the quarter up 0.68%, as it gave back most of its earlier gains.

Following a strong start to the year for both the economy and the stock market, inflation concerns and rising interest rates derailed the early advance in equities. Later, political uncertainty and fears of a trade war between the U.S. and China also impacted the financial markets. Economic data, which had initially been coming in stronger than expected, began to weaken as the quarter continued. As of March 29th, the Federal Reserve Bank of Atlanta’s GDPNow model forecasted U.S. gross domestic product (GDP) growth for the first-quarter of 2018 of just 2.4% — down from an earlier estimate of 5.4% on February 1st.

Fading confidence in the near-term economic outlook dashed expectations of a surge in late-cycle value stocks. Instead, growth outperformed value across the market-cap spectrum. The uncertain environment favored our bottom-up investment approach, which seeks quality companies as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams.

DETAILS OF THE QUARTER

Information technology (IT), health care and consumer discretionary were our greatest sources of outperformance relative to the benchmark. Mainstays of traditional growth portfolios, these areas have been abundant sources of the types of companies in which we seek to invest. In IT and health care especially, we believe the Fund’s outperformance of its benchmark during the quarter reflected our extensive research, deep due diligence and expertise in navigating these more analytically complex sectors of the market. The Fund’s holdings in the consumer staples and financials sectors weighed on performance relative to the benchmark.

Top contributors to the Fund’s performance for the quarter included a number of recently added holdings. Among these were Cambium Learning Group, Inc., Tabula Rasa HealthCare, Inc. and Rapid7, Inc. Cambium’s entry into the Fund during the first quarter of 2018 came as a result of our quantitative screening process. A little-known company with no Wall Street following, Cambium in our view is a classic Wasatch micro cap. The company provides educational products that include textbooks and digital solutions for schools. As Cambium’s online and other digital offerings perform at higher rates of profitability than its legacy print solutions, the top-line growth and mix change has evolved the company’s business model and expanded its margins and cash flow.

Tabula Rasa, a developer of health-care software, was first purchased in the Fund during the third quarter of 2017. The company’s product offerings include its Medication Risk MitigationTM platform, which directly addresses the rising epidemic of accidental opioid overdoses. Tabula Rasa’s stock price has climbed amid growing awareness of the risks associated with adverse drug events and the benefits that can be achieved through targeted, personalized and effective treatment regimens.

Rapid7, a cybersecurity firm, develops analytics software for security and IT operations. Revenues in Rapid7’s most-recent quarter came in slightly ahead of expectations, driven by the company’s shift to a subscription-based business model and increased demand for its products.

With interest rates on the rise during the first quarter, rate-sensitive issues performed poorly. Significant detractors in the Fund included a pair of stocks tied to residential construction — Installed Building Products, Inc. (IBP) and LGI Homes, Inc. Investors’ worries that higher mortgage rates would make houses less affordable for potential buyers weighed on the shares of both companies. We significantly reduced the Fund’s position in IBP on concerns about the stock’s valuation. We also had taken profits in LGI, which reduced the impact on the Fund of the stock’s subsequent pullback.

Rising interest rates also hurt industrial stocks, even as softer-than-expected economic numbers reduced the appeal of cyclicals in general. Kornit Digital Ltd., an Israeli producer of textile-printing machinery, saw its stock price decline amid start-up delays at a new facility of its largest customer. We think those holdups have been resolved and expect the affected Kornit units to ship over the next several months.

OUTLOOK

As the effects of the Tax Cuts and Jobs Act of 2017 began rippling through the U.S. economy, the first quarter of 2018 provided an early glimpse of what we might expect going forward. A common starting point in most a priori analyses was the assumption that lower corporate income-tax expenditures and higher repatriation rates of overseas earnings would increase the amount of cash available to large U.S. companies. The first quarter gave us reason to believe that a good chunk of those excess funds will be directed toward acquisitions of smaller competitors.

Balanced against the positive aspects of tax reform is the risk that a policy mistake by the Federal Reserve may require interest rates to rise faster than expected. In that scenario, we would anticipate interest-rate-sensitive sectors such as industrials and materials to underperform.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	12.70%	33.65%	14.79%	10.19%
Russell Microcap® Index	2.49%	13.50%	11.76%	9.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
V-Mart Retail Ltd. (India)	2.5%
Superior Uniform Group, Inc.	2.3%
Tabula Rasa HealthCare, Inc.	1.9%
Cambium Learning Group, Inc.	1.9%
Freshpet, Inc.	1.8%

Company	% of Net Assets
Ollie’s Bargain Outlet Holdings, Inc.	1.6%
People’s Utah Bancorp	1.6%
UT Group Co. Ltd. (Japan)	1.6%
USA Technologies, Inc.	1.5%
Altra Industrial Motion Corp.	1.5%

**	As of March 31, 2018, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund lost -1.75% in what was a mixed first quarter of the year for micro-cap stocks. The Fund underperformed its benchmark, the Russell Microcap Index, which rose 0.68%.

Initial expectations for a pickup in U.S. gross domestic product (GDP) faded during the first quarter, as a string of softer-than-anticipated economic data forced economists to revise forecasts downward. Official advance estimates to be released in April are expected to show that real first-quarter growth in U.S. GDP fell short of the 2.9% pace observed during the fourth quarter of 2017.

The somewhat weaker economic environment confounded expectations for stocks of value companies to shine in 2018 after having lagged growth stocks during the previous year. Instead, growth stocks continued to outperform value across the full range of market capitalizations. The Fund’s value mandate did not mesh well with the strongly growth-oriented environment — especially during January, when investors displayed a remarkable appetite for risk.

DETAILS OF THE QUARTER

Biotechnology stocks — considered among the riskiest of all — posted healthy gains for the first quarter. While the strong biotechnology group helped the benchmark, biotech companies often fail to meet our investment criteria, and the Fund’s biotechnology holdings typically have been minimal. Our underweight position in biotechnology was the primary reason the Fund underperformed its benchmark, as underexposure to this top-performing industry group was a headwind to performance.

Although the Fund’s international component lagged our U.S. micro caps overall, the top contributor to performance for the quarter is based in China. Yihai International Holding Ltd. manufactures and sells hot-pot soup flavorings, hot-pot dipping sauces and Chinese-style condiments under the Haidilao brand name. The company offers its products domestically and exports them to 14 countries in North America, Europe and Asia. Yihai has been benefiting from the growing popularity of hot-pot cooking and dining out. Because consumer trends can be fickle, however, we trimmed the size of this position to maintain our desired weighting in the Fund.

Second-best contributor BofI Holding, Inc., the holding company for BofI Federal Bank, operates under the name “Bank of Internet USA.” The company’s online-only business model provides a significant cost advantage over brick-and-mortar competitors. BofI’s share price surged in late January after a major personal-finance website listed the bank at the top of its “Best Checking Accounts in 2018” list. BofI also has gained visibility as the exclusive provider of H&R Block’s no-fee, interest-free refund-anticipation loans.

The greatest detractor from first-quarter performance was Atlas Financial Holdings, Inc. The company underwrites insurance policies for commercial automobiles in the U.S. Shares of Atlas tumbled in March after the company announced it had been forced to take an accounting charge because reserves had been inadequate to cover remaining claims from 2015 and prior years. Though disappointing, these developments at Atlas represent a temporary setback in our view. Management said the company had revamped its claims models and indicated that results for more-recent years were coming in as expected.

ZAGG, Inc. was the second-largest detractor. The company makes screen protectors, portable power chargers, battery cases and other accessories for mobile devices. ZAGG saw its stock price decline sharply after earnings fell short of expectations in the company’s most-recently reported quarter. Management said ZAGG had been required to record a $12.4 million non-cash charge stemming from the remeasurement of deferred tax assets and the tax on mandatory deemed repatriation of foreign earnings. The surprise retirement of the company’s CEO also appeared to weigh on the stock. We believe ZAGG’s business fundamentals remain positive and increased the Fund’s position.

OUTLOOK

Home to over 5,000 energy-related companies generating about 40% of U.S. petrochemical capacity, Houston, Texas is known as the “Energy Capital of the World.” We traveled there recently and found that the energy business is doing pretty well.

Strong global growth and rising demand have kept oil prices on firm footing so far in 2018. After plummeting below $30 per barrel in 2016 and having languished below $60 since 2015, crude oil prices have held above the key $60 level for most of the first quarter. According to recent estimates from the International Energy Agency, global demand for crude in 2018 is expected to rise by 1.5 million barrels per day.

Investors haven’t seemed to notice. Energy was one of the worst-performing sectors of the Russell Microcap Index during the first quarter. On our metrics, stock valuations for energy companies have currently fallen to what we consider attractive levels.

Our research indicates that continued negativity may be unwarranted. For the first time in years, energy companies appear to be gaining the upper hand in terms of pricing power. Margins are improving, and in our view brighter days for the energy sector — if they have not already arrived —  may be right around the corner. In terms of downside risk, we think most of the companies we visited in Houston can remain profitable with oil as low as $50 per barrel.

As far as equities as a whole are concerned, we count possible inflationary surprises and the potential for a full-blown trade war among the greatest risks to the market. Historically, either of these developments has posed a significant headwind for even the best-managed, highest-quality companies.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	4.57%	18.92%	13.53%	11.33%
Russell Microcap® Index	2.49%	13.50%	11.76%	9.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Esquire Financial Holdings, Inc.	1.6%
Patrick Industries, Inc.	1.6%
Select Interior Concepts, Inc.	1.6%
BofI Holding, Inc.	1.6%
USA Technologies, Inc.	1.5%

Company	% of Net Assets
Hackett Group, Inc. (The)	1.4%
Wabash National Corp.	1.4%
SmartFinancial, Inc.	1.4%
Napco Security Technologies, Inc.	1.3%
Nexus AG (Germany)	1.3%

**	As of March 31, 2018, there were 106 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

During a quarter in which U.S. stock markets turned volatile for the first time in many months, the Wasatch Small Cap Growth Fund — Investor Class gained 7.86% compared to a 2.30% return for its primary benchmark, the Russell 2000 Growth Index.

U.S. stocks sold off sharply in February. Robust employment and wage growth combined with rising bond yields and recently enacted tax cuts caused investors to become concerned over the threat of higher inflation and additional interest-rate hikes. After February’s swoon, stocks partially recovered, only to fall again in the second half of March on somewhat softer economic indicators, turmoil in the tech world and fears that the U.S. government’s proposed tariffs would spark a trade war.

In our view, the Fund’s outperformance in these choppier markets underscores its bias toward high-quality companies, as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams. In times of market stress, we generally expect investors to prefer sounder companies.

DETAILS OF THE QUARTER

The primary adjustment we’ve made to the Fund over recent months has been to put an even finer point on quality. One way we’ve done that is by trimming positions where we’ve become less confident in management’s ability to deliver growth, either because an industry’s competitive dynamics have shifted or because of one or more factors specific to the individual companies.

The Fund’s outperformance of the Index was driven by stock selection, which was especially beneficial in the health-care, information-technology and industrials sectors. Consumer stocks declined in the quarter, but, our stocks in the consumer-discretionary and consumer-staples sectors were down less than those in the benchmark.

Business-software specialist Zendesk, Inc. was the Fund’s top first-quarter contributor. The company benefited from the increasing number of large organizations using Zendesk’s platform. In February, the company reported year-over-year quarterly sales growth of 39%, better-than-expected earnings results and forecast continued strong growth for the remainder of 2018.

Second-best contributor, Callidus Software, Inc., recently announced its acquisition by enterprise-software giant SAP SE.* Callidus’ sales performance management software helps companies prepare “configure, price and quote” (CPQ) proposals for their products and track sales activity. SAP was willing to pay a premium for Callidus because the acquisition should provide immediate and ongoing benefits.

Healthcare Services Group, Inc. was the first quarter’s largest detractor. The company provides housekeeping, food and other services to the health-care facilities industry. Healthcare Services’ quarterly reporting in February included notice of a one-time effect on net income as a result of tax reform. In addition, the process of bringing customers onboard has been more costly than previously anticipated. More broadly, though, the company has experienced growth in both the number of customers and the average number of services provided to customers.

Second-largest detractor Exact Sciences Corp. is a molecular-diagnostics company with an innovative test for colon cancer. The test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample. Shares of Exact Sciences tumbled in March after the company’s selection of celebrity endorsers disappointed investors who had been expecting a higher-profile figure. Concerns about future competition from a new blood test also appear to have tempered the enthusiasm of some investors.

OUTLOOK

Tax reform may prove to be a tailwind, given the Fund’s historical bias toward more-profitable companies, on average, than those that make up the Russell 2000 Growth Index. Since more-profitable companies will disproportionately benefit from lower taxes, we see the Fund’s holdings as in good position relative to tax reform.

Although some economic indicators have been softening and the financial markets have been expressing investors’ nervousness, the environment is still positive overall. Having said that, the current situation does require increasing care to maneuver — as we noted, for example, in our comments above about focusing on quality first and foremost.

We’re also watching the Fed’s action with regard to interest rates. Rising rates are likely to be business-model strains on companies without a defensible strategy and adequate pricing power in the face of higher input prices. Another important factor we see in the rising-rates equation is the quality of a company’s management team because it’s simply harder to succeed when the cost of capital is higher.

Given our belief that earnings growth drives stock prices over the long-term, our focus remains on identifying companies with strong growth prospects. We expect well-managed businesses with sustainable competitive advantages to be able to grow through times of rising interest rates and softening economic indicators.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2018, the Wasatch Small Cap Growth Fund was not invested in SAP SE.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	14.25%	24.63%	11.04%	11.13%
Small Cap Growth (WIAEX) — Institutional	14.35%	24.85%	11.14%	11.18%
Russell 2000® Growth Index	6.99%	18.63%	12.90%	10.95%
Russell 2000® Index	3.25%	11.79%	11.47%	9.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund — Investor Class: 1.27% / Institutional Class — Gross: 1.11%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.4%
ICON plc (Ireland)	3.3%
HEICO Corp., Class A	3.3%
Five Below, Inc.	3.2%
Knight-Swift Transportation Holdings, Inc.	2.9%

Company	% of Net Assets
Ollie’s Bargain Outlet Holdings, Inc.	2.8%
Paylocity Holding Corp.	2.7%
Metro Bank plc (United Kingdom)	2.5%
Cantel Medical Corp.	2.5%
RBC Bearings, Inc.	2.5%

**	As of March 31, 2018, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

After an extended period of robust, positive performance, small-cap value stocks lost ground in the challenging environment of the first quarter. The Russell 2000 Value Index, the Fund’s benchmark, lost -2.64% due in part to investor concerns about rising interest rates and potentially unfavorable shifts in U.S. trade policy. Although the Wasatch Small Cap Value Fund —  Investor Class fell -2.26%, it did not decline as much as the benchmark.

We are pleased that our strategy, after helping the Fund to generate a return that was comfortably ahead of the Index when the market was rising in 2017, also helped mitigate the downside when conditions became less supportive. Since the middle of last year, we have been gradually positioning the Fund to cushion the effects of higher market volatility. We have been seeking to achieve this by focusing the Fund on our highest conviction holdings, such as those with stronger earnings potential and/or better balance sheets, and by investing in new companies with similar quality characteristics. At the same time, we have been eliminating investments where business uncertainty has been increasing. We also have reduced the Fund’s positions in lower-conviction holdings with smaller weightings. These moves contributed to our outperformance relative to the benchmark in the first quarter, and we believe they can continue to add value if stocks remain unstable in the months ahead.

DETAILS OF THE QUARTER

Despite the downturn in the broader market, the Fund had a number of individual holdings that produced positive returns and contributed to performance. Many of these were Fallen Angels — growth stocks that have slid into value territory for what we think are temporary reasons. Although these stocks are typically depressed when we first establish positions, our research indicates that the underlying companies have outstanding business models and robust growth prospects. Our belief is that over time these traits will be appreciated by Wall Street and the stocks will rebound to premium valuations. In many cases, we hold positions for a number of years to let the fundamental story fully play out. This approach worked to the Fund’s benefit in the first quarter, as many of our leading contributors were long-time positions in Fallen Angel stocks that saw their healthy fundamental trends translate into market-beating performance. Among these were Ensign Group, Inc., Copart, Inc. and HEICO Corp., as well as trucking companies Old Dominion Freight Line, Inc. and Knight-Swift Transportation Holdings, Inc.

The financials sector remains the largest allocation in the Fund, but we are underweight versus the Index. Our below-benchmark exposure to a sector with positive performance was a headwind to the Fund’s first-quarter results.

Nevertheless, BofI Holding, Inc. was the Fund’s top overall contributor. BofI is an internet-based bank with a low cost structure. We think Wall Street has largely misunderstood the company despite its favorable credit profile and healthy fundamentals.

The Fund’s largest detractor for the quarter was commercial auto insurer Atlas Financial Holdings, Inc., which reported weaker-than-expected underwriting results. We retained the position, as we trust the management team and the company already had some changes in place to address the issues. Nevertheless, we are maintaining a smaller weighting until we are assured that the outlook for Atlas is indeed improving.

The Fund’s consumer-discretionary holdings declined and the sector as a whole underperformed its benchmark counterpart. Our second-largest overall detractor was J.Jill, Inc., an apparel retailer that had shown signs of turning around toward the end of last year. More recently, the company disappointed investors with unexpected weakness stemming from fashion misses and execution problems with a new website. We chose to limit our exposure as we monitor the company’s progress on these challenges.

OUTLOOK AND POSITIONING

Our ongoing effort to concentrate the Fund in our best ideas is reflected in the low number of holdings relative to historical levels. We finished March with 50 individual positions. Although we think this is appropriate for the current environment, we would also caution investors that having a smaller number of positions could translate into higher day-to-day volatility than the Fund has typically experienced in the past. Still, we believe this approach will help us achieve our goal of outperforming the benchmark over the long term.

Our shift toward a more focused Fund doesn’t mean we have abandoned our longstanding strategy of seeking to use market volatility to our advantage. We have long referred to the small-cap space as a “perpetual motion machine” in which good companies continually stumble and fall into value territory.

We see reasons for optimism based on what we’ve been hearing as we talk with company management teams. Generally speaking, domestic businesses are experiencing positive momentum and improving fundamentals. For instance, trucking companies are reporting better pricing trends, and industrial firms are citing strengthening demand. What’s more, management teams are discussing the use of the proceeds from the December tax cut for increased investments in their businesses. We think these developments point to accelerated economic activity, which is supportive for the market generally, and for smaller companies in particular. We believe this favorable backdrop will provide opportunities to identify the higher-quality, fundamentally sound and financially strong companies in which we seek to invest.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	4.34%	14.11%	13.47%	9.84%
Small Cap Value (WICVX) — Institutional	4.48%	14.37%	13.61%	9.93%
Russell 2000® Value Index	-0.65%	5.13%	9.96%	8.61%
Russell 2000® Index	3.25%	11.79%	11.47%	9.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.41% / Institutional Class — Gross: 1.36%, Net: 1.25%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Monro, Inc.	3.8%
Euronet Worldwide, Inc.	3.6%
Altra Industrial Motion Corp.	3.2%
State Bank Financial Corp.	3.1%
Knight-Swift Transportation Holdings, Inc.	3.0%

Company	% of Net Assets
Prosperity Bancshares, Inc.	2.8%
Ensign Group, Inc. (The)	2.8%
Arbor Realty Trust, Inc.	2.7%
WESCO International, Inc.	2.6%
Webster Financial Corp.	2.6%

**	As of March 31, 2018, there were 50 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

Unlike most recent quarters, the quarter ended March 31, 2018 was “full of sound and fury,” but possibly, as Macbeth noted, “signifying nothing.”

Or, perhaps the shift in the market environment from tranquility to volatility does reflect a shift from a one-way market to a two-way market. The one-way up market we enjoyed for over a year was driven by improving business conditions and prospects for a tax cut. Since the tax cut has been realized, its anticipation can no longer drive the market. Further improvement in the economy is somewhat problematic as it is running so close to capacity. The fluctuations of February and March may signify that we are now in a more normal two-way market.

DETAILS OF THE QUARTER

The volatility of February and March took the market down from its January peak. For the three months ended March 31, 2018, our S&P 500 Index benchmark lost -0.76%. The Wasatch Strategic Income Fund didn’t do quite as well, ending with a decline of -1.67%, which was also slightly worse than the -1.46% decline of our Bloomberg Barclays US Aggregate Bond Index benchmark.

Over the past year, I worked our precautionary cash balance down in order to participate in a market that was moving virtually straight up. However, when the market changed from a one-way market to a two-way market at the beginning of February, I raised cash back to the 20% level, which helped to make the Fund’s performance less volatile than that of the S&P 500 for the rest of the quarter. Reflective of this lower volatility is the Fund’s beta of 0.71.

Herbalife Ltd. and Mastercard, Inc. each contributed over half a percentage point to the Fund’s return during the quarter. Herbalife’s earnings were better than expected as it demonstrated that business would not be adversely affected by the Federal Trade Commission’s tightened rules regarding direct-marketing companies. Mastercard’s strong performance was likely due to an increasingly digitized economy moving away from cash toward electronic payments.

Unfortunately, during the quarter, Comcast Corp. and Magellan Midstream Partners L.P. each subtracted more than half a percentage point from performance. Comcast spooked investors by announcing a bid for Sky plc, a United Kingdom-based satellite television company. Investors feared this was a backward-looking, empire-building move as the number of video subscribers continues to decline. Comcast argued that Sky is not significantly comparable to United States-based satellite companies as it produces a substantial amount of original content. In addition, Sky would provide Comcast’s NBC unit with improved access to foreign markets. I decided to trim our position, but the Fund still maintains a substantial holding in Comcast.

Magellan’s decline was in part due to fears of being adversely affected by a Federal Energy Regulatory Commission (FERC) ruling that Master Limited Partnerships (MLPs), such as Magellan, would no longer be permitted to recover an income-tax allowance in their cost of service. However, as Magellan expects minimal to no impact from the FERC policy change, we continue to hold our full position.

For the 12 months ended March 31, 2018, the Fund produced a return of 7.45%, which is on target between the 13.99% return of its S&P 500 stock benchmark and the 1.20% return of its bond benchmark. Further, it is spot on our high single-digit return goal. As noted above, for 10 of the past 12 months the market went virtually straight up. Our large cash position proved to be unneeded ballast, which in hindsight served as a drag on performance. However, during the final two months of the 12-month period, the ballast demonstrated that it could be very useful as the Fund was not only less volatile than the S&P 500, but it also outperformed.

OUTLOOK

Looking forward, I will continue to search for companies with both the ability and willingness to pay a growing stream of dividends. I believe that holding such companies over long time periods will allow for the compounding effects that such a growing stream of dividends provides. As I noted at the outset, we may have shifted into a tougher market environment. I will continue to navigate cautiously as I believe that preservation of capital is important to the Fund’s shareholders.

As I mentioned in the Letter to Shareholders, later this year I will leave Wasatch to join Seven Canyons Advisors, an SEC-registered investment advisor recently founded by the Stewart family. In anticipation of my departure, the Wasatch Funds Board of Trustees approved a plan to reorganize and merge the Strategic Income Fund into a new fund with similar investment objectives and strategies that I’ll continue to manage at Seven Canyons. In order for the reorganization to occur, it must be approved by shareholders of the Wasatch Strategic Income Fund. The Wasatch Funds Board of Trustees has called for a special meeting for Wasatch Strategic Income Fund shareholders to vote on the reorganization. We expect the meeting to be held in July 2018, and, if approved, it is anticipated that the reorganization will be consummated approximately one month later. If shareholders do not approve the reorganization, the Board of Trustees will determine what additional steps may be appropriate and in the best interests of the Wasatch Strategic Income Fund and its shareholders, including, but not limited to, liquidation of the Fund. More information about the proposed reorganization and meeting will be provided in the proxy solicitation materials.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Strategic Income	1.60%	7.45%	7.48%	7.10%
S&P 500® Index	5.84%	13.99%	13.31%	9.49%
Bloomberg Barclays US Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are Gross: 1.58%, Net: 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
iShares 1-3 Year Treasury Bond ETF	5.8%
Comcast Corp., Class A	4.1%
MasterCard, Inc., Class A	4.1%
Visa, Inc., Class A	3.5%
Suncor Energy, Inc. (Canada)	3.2%

Company	% of Net Assets
Microchip Technology, Inc.	3.2%
Magellan Midstream Partners L.P.	2.8%
Walgreens Boots Alliance, Inc.	2.7%
Canadian National Railway Co. (Canada)	2.6%
Home Depot, Inc. (The)	2.5%

**	As of March 31, 2018, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

U.S. equities got off to a rocky start in 2018, as several of the major averages finished lower during the first quarter. Growth stocks outperformed value stocks in a pattern that has held for most of the past five years. Small-company growth stocks did even better, with the benchmark Russell 2000 Growth Index rising 2.30% in the first three months of the year. The Wasatch Ultra Growth Fund gained 6.73% and surpassed its benchmark.

Rising interest rates and worries about a global trade war brought severe volatility to the financial markets during February and March. While storms were raging on Wall Street, however, our portfolio companies were quietly generating solid earnings growth for the most part. Over the past year or so, we’ve been making subtle shifts to tilt the Fund toward higher-quality companies whose earnings are more predictable, while trimming companies whose prospects are especially difficult to evaluate. Those moves appear to have helped the Fund outgain its benchmark during the first quarter even as general uncertainty increased.

During periods of extreme turbulence in the market, stocks of companies that report disappointing news are often severely punished — sometimes unfairly so. We attempted to use that tendency to the Fund’s advantage in the first quarter. By establishing new positions in a small number of such “beaten down” stocks, we were able to purchase what we believe are attractive growth companies at significant discounts to their recent valuations.

DETAILS OF THE QUARTER

Health care was by far the Fund’s largest source of outperformance relative to the benchmark in the quarter. The sector accounted for our two strongest contributors, Tandem Diabetes Care, Inc. and ChemoCentryx, Inc., respectively.

Tandem offers insulin-delivery systems for people with diabetes. The company’s flagship product is the t:slim X2 insulin pump, which integrates with Dexcom’s fifth-generation continuous glucose monitor (CGM). Sales in Tandem’s most-recently reported quarter were the strongest in the company’s history, as pump shipments increased 80% over the previous sequential quarter. In addition, Tandem’s recently completed equity raise has strengthened its balance sheet and appears to have removed a major source of investor uncertainty.

ChemoCentryx is a biopharmaceutical company developing orally administered therapeutics for autoimmune diseases, inflammatory disorders and cancer. Its lead drug candidate is avacopan, an orally-administered small molecule currently in late-stage clinical trials for the treatment of orphan and rare renal diseases. Shares of ChemoCentryx surged in January on news that its application for Conditional Marketing Authorization for avacopan had been accepted for regulatory review by the European Medicines Agency (EMA). ChemoCentryx also announced that the EMA’s validation of the application had triggered a milestone payment from the company’s partner in the drug’s development.

The Fund’s greatest detractor from performance for the quarter was PDF Solutions, Inc. The company provides technologies for optimizing the design and manufacture of integrated-circuit chips. Although PDF reported revenues and earnings in February that surpassed expectations, the stock fell sharply after management lowered guidance in response to a product delay and more-difficult competitive conditions for PDF’s customers. On the plus side, PDF’s design-for-inspection initiative appears to be gaining momentum. This new technology seeks to change the current paradigm of visual chip inspection by incorporating proprietary electrical characterization directly into the chip’s design, which enables customers to detect previously unknown defects and to do so in a non-destructive manner.

Second-largest detractor Exact Sciences Corp. is a molecular-diagnostics company with an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous and precancerous cells. Shares of Exact Sciences tumbled in March after the company’s selection of celebrity endorsers disappointed investors who had been expecting a higher-profile figure. Concerns about a new blood test that might provide future competition for Cologuard also appear to have tempered the enthusiasm of some investors. We used the weakness to add to our position after having sold shares at higher prices in October and November.

OUTLOOK

Aside from a recently launched investigation into Facebook’s privacy practices and a handful of other high-profile stories, the first-quarter corporate-news flow tended to be more positive than negative. Rather than company-specific developments or macroeconomic problems, financial markets themselves seemed responsible for the difficulties they encountered during the quarter.

In particular, specialized exchange-traded funds (ETFs) that had bet against an increase in volatility faced mounting losses as volatility returned to the stock market. The forced liquidation of these funds increased volatility further. The proliferation of index ETFs also did not help, as the frequently one-sided trading in index funds dragged the indexes and their component stocks along for the ride.

We think companies taking market share and growing revenue will continue to be dear assets in the market and we like where the Fund is positioned, however, we also expect value stocks to come back into favor at some point. While we are sticking with our growth mandate, we expect to continue our defensive shift toward companies we view as being among the highest quality in our universe. We think those types of companies may help to reduce risk in the Fund during future periods of market volatility.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	12.28%	30.39%	15.05%	10.65%
Russell 2000® Growth Index	6.99%	18.63%	12.90%	10.95%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.35%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Ultimate Software Group, Inc. (The)	3.0%
Freshpet, Inc.	2.8%
Paylocity Holding Corp.	2.8%
Oxford Immunotec Global plc	2.5%
Metro Bank plc (United Kingdom)	2.4%

Company	% of Net Assets
Waste Connections, Inc.	2.2%
LGI Homes, Inc.	2.1%
Exact Sciences Corp.	2.0%
HubSpot, Inc.	1.9%
Eagle Bancorp, Inc.	1.9%

**	As of March 31, 2018, there were 80 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The Wasatch World Innovators Fund — Investor Class gained 1.87% in the first quarter of 2018, while its benchmark, the MSCI ACWI (All Country World Index) IMI (Investable Markets Index), lost -0.89%.

Japan and the United States were the largest contributors to the Fund’s performance. The Fund is substantially overweight relative to the benchmark in Japan. Although the Fund has benefited from Japanese information-technology companies, we have been reducing our exposure in favor of consumer companies that we think will provide steadier returns going forward. Among the holdings we recently trimmed were Nintendo Co. Ltd. and Sony Corp.

The Fund is significantly underweight in the U.S., reflecting our view that many stocks are overvalued and our decision to put assets to work in overseas markets that we see as having better upside. Given the strong gains the Fund achieved in tech stocks in 2017, we have been trimming our exposure to high-priced U.S.-based tech companies. Notably, we exited Amazon.com, Inc. and PayPal Holdings, Inc.

DETAILS OF THE QUARTER

The New York Times Co. was the Fund’s top first-quarter contributor. While its print business has been declining, both in terms of subscriptions and advertising, the company has been making good progress in transitioning to a digital business. Little more than a year ago, the company’s digital subscriber base had been growing at an annual rate in the mid-teens. Since the new administration took the White House, that has climbed to more than 40%.

Second-best contributor V-Technology Co. Ltd., based in Japan, manufactures equipment used to produce flat-panel displays for televisions, computer monitors and other applications. V-Technology has established a joint venture in China, which is eager to take market share from Samsung-dominated Korea.

Roku, Inc. was the leading detractor from the Fund’s first-quarter performance. While Roku has continued to report good results, we — like other investors — had been expecting even better results. Nevertheless, we remain positive on the company’s growth potential based on its development of a solid platform for digital streaming.

Vilmorin & Cie S.A. was the second-largest detractor. This French company produces and markets vegetable and crop seeds. Vilmorin’s share price declined during the quarter as the vegetable business slowed down. We continue to believe in the company’s potential to do well over the long run.

OUTLOOK

We just returned from a trip to Indonesia and Malaysia. With stock valuations high throughout developed countries and many emerging-market countries as well, we were hoping to find some attractive opportunities in a part of the world where, so far, valuations remain reasonable.

Indonesia seems to be vibrant and thriving. With about 260 million people and a rising middle class, we sense solid long-term growth opportunities for the country as a whole. Based on our visit, we added Media Nusantara Citra, Indonesia’s largest television-content producer. We also added Sarana Menara Nusantara, which owns, operates and leases telecommunication towers for wireless operators in Indonesia.

In contrast, Malaysia appears to be stagnating. The country is in the throes of a political scandal concerning Prime Minister Najib Razak. Despite being accused of skimming nearly a billion dollars from a government fund he oversaw, Razak will likely win reelection next year, the beneficiary of an electorate segmented along religious and ethnic lines.

We’ve maintained our overweight position in the United Kingdom, largely on the belief that negotiators for the U.K. and the European Union will come up with a deal that’s fair for both sides. We believe the companies we own in the U.K. are good businesses that are priced fairly.

As mentioned in the Letter to Shareholders, later this year portfolio managers Josh Stewart and Sam Stewart will leave Wasatch to join Seven Canyons Advisors, an SEC-registered investment advisor recently founded by the Stewart family. In anticipation of their departure, the Wasatch Funds Board of Trustees approved a plan to merge the World Innovators Fund into a new fund with similar investment objectives and strategies that they’ll continue to manage at Seven Canyons. In order for the reorganization to occur, it must be approved by shareholders of both classes of the Wasatch World Innovators Fund. The Wasatch Funds Board of Trustees has called for a special meeting for Wasatch World Innovators Fund shareholders to vote on the reorganization. We expect the meeting to be held in July 2018, and, if approved, it is anticipated that the reorganization will be consummated approximately one month later. If shareholders do not approve the reorganization, the Board of Trustees will determine what additional steps may be appropriate and in the best interests of the Wasatch World Innovators Fund and its shareholders, including, but not limited to, liquidation of the Fund. More information about the proposed reorganization and meeting will be provided in the proxy solicitation materials.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	10.50%	27.35%	11.82%	11.54%
World Innovators (WIGTX) — Institutional	10.63%	27.67%	11.95%	11.61%
MSCI ACWI IMI	4.78%	15.03%	9.34%	5.90%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.83% / Institutional Class — Gross: 2.22%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Gamma Communications plc (United Kingdom)	3.9%
Guerbet (France)	3.7%
Sony Corp. (Japan)	3.4%
Miraca Holdings, Inc. (Japan)	3.3%
Photo-Me International plc (United Kingdom)	2.7%

Company	% of Net Assets
Costco Wholesale Corp.	2.6%
Sartorius Stedim Biotech (France)	2.5%
Vilmorin & Cie S.A. (France)	2.4%
Eroad Ltd. (New Zealand)	2.4%
Bandai Namco Holdings, Inc. (Japan)	2.3%

**	As of March 31, 2018, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) IMI (Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Fund declined -0.38% for the first quarter of 2018 and outperformed its benchmark, the Bloomberg Barclays US Intermediate Government/Credit Bond Index, which declined -0.98%. In March, Federal Reserve (Fed) officials increased the federal-funds target rate to a range of 1.50% to 1.75%. During the first quarter, the Fed continued to reduce its balance sheet as scheduled by shedding securities it had acquired during and after the financial crisis.

ECONOMIC ACTIVITY

The U.S. economy continued to trudge along in a generally positive direction during the quarter. The labor market also improved with job gains averaging about 202,000 over the past three months. The larger issue in the labor markets has become a shortage of quality labor, as job openings reached 6.1 million in February. The unemployment rate has remained steady at 4.1% for six consecutive months, while the underemployment rate, a much broader measure of employment in the U.S., rose to 8.2% for the first two months of the quarter from its bottom of 7.9% in October 2017 before falling slightly to 8% in March.

Inflation data generally has been benign and unsurprising to fixed-income investors over the past few years, until early February when average hourly earnings came in at 2.9% versus the forecasted 2.5%. This surprising increase moved Treasury yields higher and was certainly a catalyst for the stock market correction in early February. Beyond that one-time data release, inflation has remained lukewarm. The change in the core inflation rate that the Fed watches closely most recently read 1.6%, which is well below the 2% target inflation rate.

INTEREST RATES

Fed officials continued on their path of gradually tightening monetary policy by increasing the target range for the federal-funds rate one-quarter of a percentage point to 1.50% to 1.75% at the March meeting of the Federal Open Market Committee. This was the sixth interest rate increase since December 2015.

As the Fed has increased the target rate, the gap between the yield on short-term rates and that of long-term rates has continued to narrow. The Fed cannot raise the target rate beyond the ceiling created by longer-term bond yields. Bond prices move in the opposite direction of yields.

The value of traditional fixed-income investments declined as interest rates rose throughout the first three months of 2018. During the first quarter, short-term interest rates reached their highest level since the great recession of

2008. The three-month London Interbank Offered Rate (LIBOR), the interest rate some of the world’s leading banks charge each other for short-term loans, increased from 0.85% at the start of the fourth quarter of 2016 to 2.31% on March 29, 2018.

Periods of rising interest rates have greater impact on the prices of fixed-income investments with longer maturities, such as the 30-year Treasury bond, than those of fixed-income securities with shorter maturities, such as the two-year Treasury note. To illustrate the effect of rising interest rates on fixed-income investments consider that the price of a 30-year Treasury bond purchased on the last business day of December 2017 declined approximately -4.9% over the first quarter as the yield on the 30-year bond increased from 2.74% to 2.98%. For comparison, the yield on a two-year Treasury note purchased on the same day increased from 1.89% to 2.26% at quarter-end, but the price of the two-year note only fell -0.21%.

STRATEGY

The Fund’s effective duration is much shorter than that of its benchmark. As of March 31, 2018, the Fund had an effective duration of 2.52 years compared to the benchmark’s duration of 3.97 years. We reduced the Fund’s duration during the quarter by raising our allocation to floating-rate debt. We continue to highlight the following: We don’t attempt to lower the Fund’s duration by investing in securities with shorter maturities; and we try to catch the upside to rising short-term rates by investing in floating-rate securities. These are primarily securities with approximate durations of 0.05 to 0.25, fixed-to-floating rate securities that are currently floating or are within three-years of floating, and government agency mortgage-backed securities with adjustable-rate mortgages.

In the first quarter, we reduced the Fund’s holdings of fixed-rate mortgage-backed securities and increased the Fund’s allocation to asset-backed securities and mortgage-backed securities with adjustable-rate mortgages. We believe that by investing in asset-backed securities we can find value and more yield for the Fund while still maintaining or improving credit quality and owning securitized cash flows.

The core of the Fund is currently invested in securities with effective durations of less than five years. For the Fund overall, 99.2% of its holdings have effective durations of less than six years. To offset the interest rate risk of bonds with longer maturities, the Fund is overweight relative to its benchmark in bonds with durations of less than three years. Our efforts have been directed toward maintaining the Fund in a favorable position based on our expectation that the Fed will continue to gradually raise the target rate to slightly below 3% by the end of 2019.

Thank you for the opportunity to manage a portion of your assets.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	-0.36%	1.09%	1.00%	2.30%
Bloomberg Barclays US Intermediate Government/Credit Bond Index	-1.18%	0.35%	1.25%	2.92%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.75%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 FIXED INCOME HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	2.7%
Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.535%	5/14/29	2.1%
Cronos Containers Program I Ltd., Series 2014-2A, Class A, 3.270%	11/18/29	2.0%
Goldman Sachs Group, Inc. (The), MTN, 3.510%	10/28/27	2.0%
General Electric Co., MTN, 4.650%	10/17/21	1.8%

Holding	Maturity Date	% of Net Assets
Dell International, LLC / EMC Corp., 4.420%	6/15/21	1.7%
Citigroup Commercial Mortgage Trust 2012-GC8, Series 2012-GC8, Class B, 4.285%	9/10/45	1.7%
Federal National Mortgage Assoc., Series AL4936, 3.000%	3/1/29	1.7%
U.S. Treasury Note, 3.625%	2/15/20	1.6%
BP Capital Markets plc, 3.245%	5/6/22	1.6%

**	As of March 31, 2018, there were 79 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH†

†	Excludes options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Intermediate Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

U.S. Treasury bond yields increased in the first calendar quarter of 2018 after declining sharply throughout 2017. The 30-year Treasury bond yield rose to 2.98% on March 31, 2018, up from 2.74% at the end of December 2017. In March, the Federal Reserve (Fed) increased the federal-funds rate for the sixth time since December 2015. With the passage of the tax reform bill in late December, many investors assumed that the $1.5 trillion reduction in personal and corporate income taxes over the next 10 years would boost economic activity, overcoming earlier concern that the economy would weaken in 2018. As the new year unfolded, however, employment slowed, vehicle sales and numerous housing barometers dropped sharply and consumer spending turned weak despite the tax cut. Yet, even with yields rising in the first quarter of 2018, the yield of the 30-year bond finished the period lower than it had been the year before.

DETAILS OF THE PERIOD

For the six months ended March 31, 2018 the Fund declined -0.95%, while the benchmark Bloomberg Barclays US Aggregate Bond Index declined -1.08%. For the 12-months ended March 31st, the Fund returned 4.48% and outperformed the Index, which returned 1.20%.

OUTLOOK FOR THE YEAR

Interest rates are not predictable over the short run but are controlled by fundamental forces on a long-term basis. Economist Milton Friedman (1912–2006) developed the most complete and internally consistent interest-rate model to date. The model reaches two conclusions: First, although monetary decelerations may lead to transitory increases in interest rates over the short run, they ultimately lead to lower rates; and second, monetary accelerations result in higher rates. This reasoning is based on what Friedman termed “liquidity, income and price effects.” When the Fed reduces the reserve, monetary and credit aggregates (or what Friedman called monetary deceleration), short-term rates initially are forced upward through the “liquidity (or initial) effect.” As the Fed further tightens monetary conditions, an offsetting “income effect” follows. These restraining actions moderate growth in the economy, and the rise in interest rates continues, but at a slower pace. Thus, in Friedman’s terms, the income effect begins to offset the liquidity effect. When the Fed sustains the tightening process long enough, the inflation rate will decrease as incomes fall, ultimately resulting in lower rates. This is the “price” or “Fisher effect” from the Fisher equation. Observationally, highly inflation-sensitive long-term bond yields reflect the changing economic landscape faster than short-term rates, thus the yield curve flattens, serving to strengthen the Fed’s restraint on the reserve, monetary and credit aggregates.

The process predicted by Friedman’s model appears to be well underway. Three important concepts arise from these patterns. First, when the Fed moves in one direction, it ultimately lays the groundwork for reversing direction. Second, considerable time (generally two or more years) passes before the liquidity effect has any economic impact. Third, these lags grow longer when the Fed tries to overcome a recession, especially in highly leveraged economies like those of 1929 and 2008.

Federal debt continues to rise at an accelerating pace, a trend reinforced by the bipartisan budget enacted March 23rd of this year, and the tax cut and reform legislation that went into effect on January 1, 2018. These changes occur at a time when many expenditure items have been moved off budget, causing a wider gap between the issuance of debt and the reported deficit. (Note: in the last 10 fiscal years, the cumulative budget deficit has been $8.5 trillion while government debt has increased by $11.3 trillion.) Additionally, an aging population is set to greatly boost federal debt over the next 15 years. Gross federal debt was 105.4% of gross domestic product (GDP) at year-end 2017, but could reach 120% before the end of the next decade.

While many believe that surging debt will boost economic growth, the law of diminishing returns indicates that extreme indebtedness will impede economic growth and ultimately result in economic decline. A disproportionate growth in debt will produce similar results for all countries in extreme debt, regardless of their idiosyncratic conditions. Thus, no matter how U.S., Japanese, Chinese, European or emerging-market debt is financed or owned, and regardless of the economic system, the path is stagnation and then decline.

Overindebtedness will slow economic growth, and the resulting poor economic conditions will lead to lower inflation and lower long-term interest rates. This suggests that high-quality yields may be difficult to obtain within the next decade. In the shorter run, in accordance with Friedman’s established theory, the current monetary deceleration, or restrictive monetary policy, will bring about lower long-term interest rates.

As a result of these considerations, we conclude that the Fund’s investments in long-term U.S. Treasury securities are appropriate.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-0.95%	4.48%	3.46%	6.53%
Bloomberg Barclays US Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/2046	33.9%
U.S. Treasury Strip, principal only	8/15/2045	23.5%
U.S. Treasury Bond, 2.500%	2/15/2045	16.1%
U.S. Treasury Strip, principal only	5/15/2044	11.3%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	8/15/2040	6.2%
U.S. Treasury Bond, 3.750%	11/15/2043	4.9%
U.S. Treasury Bond, 3.125%	8/15/2044	2.5%

**	As of March 31, 2018, there were 7 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

Asset-backed securities are securities backed by loans, leases or receivables against assets other than real estate and mortgage-backed securities.

Beta is a measurement of a fund’s trailing return in relation to the overall market (or appropriate market index). A beta of 1 indicates the share price will typically move with the market. A beta of more than 1 indicates the share price will typically be more volatile than the market. A beta of less than 1 indicates the share price will typically be less volatile than the market.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Cost of capital is the return required to make a company’s expenditures on a project, such as building a new manufacturing facility, worthwhile. Cost of capital includes the cost of debt and the cost of equity. Another description of cost of capital is the cost of funds used for financing a business. From an investment perspective, it is the return expected by those who provide capital for the business such as stock or bondholders or entities that issue loans to the company.

A credit aggregate measures the stock of bank loans outstanding at a point in time.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The federal-funds target rate (also known as the fed-funds target rate) is set by a committee within the Federal Reserve System called the Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the federal-funds target rate.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

The Fisher equation in economics estimates the relationship between nominal and real interest rates under inflation. It is named after Irving Fisher, who was renown for his work on the theory of interest. In economics, this equation is used to predict nominal and real interest rate behavior.

Fixed-to-floating preferred shares and bonds offer a steady yield for several years, then switch to a floating rate that keeps pace with market interest rates.

Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or the federal-funds rate, plus a quoted spread (also known as a quoted margin). The spread is a rate that remains constant.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

The great recession was an economic downturn experienced by the United States beginning in December 2007. The downturn is not described as a depression since the severity did not encompass the levels of the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

LIBOR or ICE LIBOR stands for Intercontinental Exchange London Interbank Offered Rate. It is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. LIBOR serves as the first step to calculating interest rates on various loans throughout the world.

The monetary aggregate measures the stock of money outstanding within an economy at a point in time.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages. Agency mortgage-backed securities are issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed-market countries and 24 emerging-market countries. You cannot invest directly in this or any index.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries. You cannot invest directly in this or any index.

The MSCI EAFE Index captures large and mid cap representation across developed market countries around the world, excluding the United States and Canada. With 928 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. You cannot invest directly in this or any index.

MARCH 31, 2018 (UNAUDITED)

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2018.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2018. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Income Fund has no contractual limitation on expenses.

MARCH 31, 2018 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2017	End of Period March 31, 2018
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,121.10	$6.29	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,121.90	$5.55	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,075.00	$8.54	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,074.50	$7.81	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,074.60	$7.81	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,075.50	$6.26	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,080.30	$10.17	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,080.00	$9.39	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.91	$9.10	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,080.00	$11.56	2.23%
Hypothetical (5% before expenses)	$1,000.00	$1,013.66	$11.20	2.23%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,083.30	$10.54	2.03%
Hypothetical (5% before expenses)	$1,000.00	$1,014.66	$10.20	2.03%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,148.40	$8.30	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,148.40	$7.28	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,013.80	$5.52	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,014.60	$4.77	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,094.60	$7.57	1.45%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,095.10	$7.05	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,092.20	$11.06	2.12%
Hypothetical (5% before expenses)	$1,000.00	$1,014.36	$10.65	2.12%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,091.40	$10.17	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%

WASATCH FUNDS	MARCH 31, 2018 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2017	End of Period March 31, 2018
Long/Short Fund — Investor Class
Actual	$1,000.00	$987.30	$9.22	1.86%
Hypothetical (5% before expenses)	$1,000.00	$1,015.66	$9.35	1.86%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$989.70	$6.75	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Micro Cap Fund
Actual	$1,000.00	$1,127.00	$8.75	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Micro Cap Value Fund
Actual	$1,000.00	$1,045.70	$8.82	1.73%
Hypothetical (5% before expenses)	$1,000.00	$1,016.31	$8.70	1.73%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,142.50	$6.57	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.19	1.23%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,143.50	$5.61	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,043.40	$6.11	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,044.80	$5.35	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Strategic Income Fund
Actual	$1,000.00	$1,016.00	$4.77	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,122.80	$6.67	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.65	$6.34	1.26%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,105.00	$9.39	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.01	$9.00	1.79%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,106.30	$8.14	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Income Fund
Actual	$1,000.00	$996.40	$3.68	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.24	$3.73	0.74%
U.S. Treasury Fund
Actual	$1,000.00	$990.50	$3.47	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Airlines 1.9%
189,465	Allegiant Travel Co.	$32,692,186

	Application Software 6.6%
436,556	Guidewire Software, Inc.*	35,286,822
215,318	Tyler Technologies, Inc.*	45,423,485
144,176	Ultimate Software Group, Inc. (The)*	35,135,691

		115,845,998

	Asset Management & Custody Banks 1.5%
709,755	Hamilton Lane, Inc., Class A	26,424,179

	Automotive Retail 2.9%
941,049	Monro, Inc.	50,440,226

	Biotechnology 3.4%
1,908,420	Abcam plc (United Kingdom)	33,144,515
556,795	Sangamo Therapeutics Inc.*	10,579,105
311,800	Seattle Genetics, Inc.*	16,319,612

		60,043,232

	Building Products 2.5%
402,793	Trex Co., Inc.*	43,811,794

	Commercial Printing 2.9%
328,486	Cimpress N.V.*	50,816,784

	Consumer Finance 2.1%
112,207	Credit Acceptance Corp.*	37,074,315

	Data Processing & Outsourced Services 2.1%
461,678	Euronet Worldwide, Inc.*	36,435,628

	Distributors 2.7%
328,200	Pool Corp.	47,989,404

	Diversified Banks 1.1%
7,321,641	City Union Bank Ltd. (India)	19,439,726

	Diversified Support Services 5.7%
1,158,015	Copart, Inc.*	58,977,704
934,132	Healthcare Services Group, Inc.	40,616,059

		99,593,763

	General Merchandise Stores 2.2%
654,894	Ollie’s Bargain Outlet Holdings, Inc.*	39,490,108

	Health Care Equipment 2.6%
407,741	Cantel Medical Corp.	45,426,425

	Health Care Facilities 2.2%
1,489,903	Ensign Group, Inc. (The)	39,184,449

	Health Care Supplies 2.2%
568,410	Neogen Corp.*	38,077,786

	Industrial Machinery 8.4%
811,515	Altra Industrial Motion Corp.	37,289,114
664,239	Barnes Group, Inc.	39,781,274
351,401	RBC Bearings, Inc.*	43,644,004
509,005	Sun Hydraulics Corp.	27,262,308

		147,976,700

	Industrial REITs 1.3%
1,521,481	Monmouth Real Estate Investment Corp.	22,883,074

	Internet & Direct Marketing Retail 1.0%
254,856	Wayfair, Inc., Class A*	17,210,426

	Internet Software & Services 2.0%
350,935	Envestnet, Inc.*	20,108,575
344,753	Q2 Holdings, Inc.*	15,703,499

		35,812,074

Shares		Value

	IT Consulting & Other Services 3.7%
319,418	EPAM Systems, Inc.*	$36,579,749
444,522	InterXion Holding N.V.* (Netherlands)	27,609,262

		64,189,011

	Leisure Facilities 1.8%
830,373	Planet Fitness, Inc., Class A*	31,363,188

	Life Sciences Tools & Services 3.0%
452,985	ICON plc* (Ireland)	53,515,648

	Managed Health Care 1.6%
461,672	HealthEquity, Inc.*	27,949,623

	Personal Products 1.2%
283,139	Nu Skin Enterprises, Inc., Class A	20,870,176

	Real Estate Services 1.1%
374,039	HFF, Inc., Class A	18,589,738

	Regional Banks 11.2%
756,231	Eagle Bancorp, Inc.*	45,260,425
340,636	Independent Bank Corp.	24,372,506
727,101	Metro Bank plc* (United Kingdom)	35,820,388
343,485	South State Corp.	29,299,271
334,096	Texas Capital Bancshares, Inc.*	30,035,230
564,573	Webster Financial Corp.	31,277,344

		196,065,164

	Semiconductors 1.6%
237,314	Monolithic Power Systems, Inc.	27,473,842

	Specialty Chemicals 2.1%
461,056	Balchem Corp.	37,691,328

	Specialty Stores 2.4%
564,973	Five Below, Inc.*	41,435,120

	Systems Software 3.2%
642,523	Fortinet, Inc.*	34,426,382
188,794	Proofpoint, Inc.*	21,456,438

		55,882,820

	Trading Companies & Distributors 2.8%
301,627	SiteOne Landscape Supply, Inc.*	23,237,344
417,753	WESCO International, Inc.*	25,921,574

		49,158,918

	Trucking 4.9%
778,810	Knight-Swift Transportation Holdings, Inc.	35,833,048
336,768	Old Dominion Freight Line, Inc.	49,494,793

		85,327,841

	Total Common Stocks (cost $1,049,825,095)	1,716,180,694

	PREFERRED STOCKS 0.3%

	Systems Software 0.3%
209,500	DocuSign, Inc., Series F Pfd.* *** †	5,721,445

	Total Preferred Stocks (cost $4,000,004)	5,721,445

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$24,177,779	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $25,490,000 of United States Treasury Notes 2.000% due 5/31/24; value: $24,664,965; repurchase proceeds: $24,178,531 (cost $24,177,779)	$24,177,779

	Total Short-Term Investments (cost $24,177,779)	24,177,779

	Total Investments (cost $1,078,002,878) 99.6%§	1,746,079,918

	Other Assets less Liabilities 0.4%	6,784,091

	NET ASSETS 100.0%	$1,752,864,009

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.04%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	1.1
Ireland	3.1
Netherlands	1.6
United Kingdom	4.0
United States	90.2

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Apparel, Accessories & Luxury Goods 4.1%
30,021	Page Industries Ltd. (India)	$10,433,694

	Auto Parts & Equipment 5.7%
603,614	Endurance Technologies Ltd. (India)	11,732,107
22,585	WABCO India Ltd. (India)	2,717,240

		14,449,347

	Building Products 3.5%
542,445	Kajaria Ceramics Ltd. (India)	4,861,040
410,894	Somany Ceramics Ltd. (India)	4,176,397

		9,037,437

	Cable & Satellite 0.1%
1,385,051	SITI Networks Ltd.* (India)	312,170

	Commodity Chemicals 6.7%
1,787,776	Berger Paints India Ltd. (India)	7,081,233
698,809	Gulf Oil Lubricants India Ltd. (India)	9,884,179

		16,965,412

	Consumer Finance 9.7%
1,014,582	AU Small Finance Bank Ltd.* (India)	9,671,320
467,386	Bajaj Finance Ltd. (India)	12,815,269
275,056	Repco Home Finance Ltd. (India)	2,342,856

		24,829,445

	Department Stores 5.0%
441,846	V-Mart Retail Ltd. (India)	12,836,965

	Diversified Banks 5.2%
8,518	Bandhan Bank Ltd.* (India)	61,382
353,360	Bandhan Bank Ltd. Anchor Shares* *** † (India)	2,455,438
68,957	HDFC Bank Ltd. ADR (India)	6,810,883
138,349	IndusInd Bank Ltd. (India)	3,844,972

		13,172,675

	Diversified Chemicals 3.9%
713,914	Pidilite Industries Ltd. (India)	10,021,692

	Electrical Components & Equipment 4.6%
950,346	Amara Raja Batteries Ltd. (India)	11,645,191

	Financial Exchanges & Data 2.1%
185,597	CRISIL Ltd. (India)	5,394,741

	Food Retail 1.2%
152,668	Avenue Supermarts Ltd.* (India)	3,093,756

	Health Care Services 3.6%
687,029	Dr. Lal PathLabs Ltd. (India)	9,137,569

	Hotels, Resorts & Cruise Lines 1.0%
968,158	Byke Hospitality Ltd. (The) (India)	2,503,042

	Housewares & Specialties 2.1%
1,182,502	LA Opala RG Ltd. (India)	5,238,664

	Human Resource & Employment Services 4.2%
672,149	Quess Corp. Ltd.* (India)	10,583,855

	Industrial Conglomerates 2.2%
18,804	3M India Ltd.* (India)	5,600,991

	Industrial Machinery 2.9%
1,905,724	Elgi Equipments Ltd. (India)	7,419,499

	Internet & Direct Marketing Retail 4.5%
333,270	MakeMyTrip Ltd.* (India)	11,564,469

Shares		Value

	Internet Software & Services 1.0%
138,155	Info Edge India Ltd. (India)	$2,481,491

	IT Consulting & Other Services 0.5%
58,306	Larsen & Toubro Infotech Ltd. (India)	1,204,512

	Life & Health Insurance 2.3%
642,669	ICICI Prudential Life Insurance Co. Ltd. (India)	3,835,151
308,210	Max Financial Services Ltd.* (India)	2,146,538

		5,981,689

	Life Sciences Tools & Services 4.4%
664,335	Divi’s Laboratories Ltd. (India)	11,199,230

	Packaged Foods & Meats 4.2%
96,052	Britannia Industries Ltd. (India)	7,351,812
1,394,855	Prabhat Dairy Ltd. (India)	3,254,126

		10,605,938

	Personal Products 4.8%
254,571	Dabur India Ltd. (India)	1,277,698
447,140	Godrej Consumer Products Ltd. (India)	7,532,763
23,619	Procter & Gamble Hygiene & Health Care Ltd. (India)	3,450,398

		12,260,859

	Pharmaceuticals 0.5%
159,961	Amrutanjan Health Care Ltd. (India)	1,328,324

	Property & Casualty Insurance 1.1%
224,971	ICICI Lombard General Insurance Co. Ltd. (India)	2,723,406

	Specialty Chemicals 3.2%
349,596	Asian Paints Ltd. (India)	6,026,147
555,585	SH Kelkar & Co. Ltd. (India)	2,211,157

		8,237,304

	Thrifts & Mortgage Finance 5.8%
320,256	GRUH Finance Ltd. (India)	2,825,987
422,889	Housing Development Finance Corp. Ltd. (India)	11,881,960

		14,707,947

	Total Common Stocks (cost $199,114,536)	254,971,314

	Total Investments (cost $199,114,536) 100.1%§	254,971,314

	Liabilities less Other Assets (0.1%)	(315,946)

	NET ASSETS 100.0%	$254,655,368

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 87.58%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following country:

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Airport Services 4.1%
102,569	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,013,447
57,806	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	972,623

		1,986,070

	Apparel, Accessories & Luxury Goods 3.0%
4,243	Page Industries Ltd. (India)	1,474,640

	Biotechnology 5.2%
3,689	Medytox, Inc. (Korea)	2,533,743

	Commodity Chemicals 2.6%
312,443	Berger Paints India Ltd. (India)	1,237,561

	Consumer Finance 5.4%
95,181	Bajaj Finance Ltd. (India)	2,609,770

	Diversified Banks 9.4%
58,966	HDFC Bank Ltd. (India)	1,721,288
200,076	Kasikornbank Public Co. Ltd. (Thailand)	1,356,447
870,464	PT Bank Central Asia Tbk (Indonesia)	1,478,732

		4,556,467

	Drug Retail 3.8%
81,058	Raia Drogasil S.A. (Brazil)	1,836,508

	Food Retail 2.8%
8,403	BGF Retail Co. Ltd. (Korea)	1,332,308

	Health Care Facilities 5.6%
686,037	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	515,570
46,196	NMC Health plc (United Arab Emirates)	2,202,847

		2,718,417

	Highways & Railtracks 1.6%
75,777	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	753,477

	Home Furnishings 1.8%
91,000	Nien Made Enterprise Co. Ltd. (Taiwan)	875,450

	Household Appliances 2.1%
177,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,038,828

	Human Resource & Employment Services 3.2%
17,768	51job, Inc. ADR* (China)	1,528,759

	Industrial Machinery 2.0%
141,635	Weg S.A. (Brazil)	969,988

	Internet & Direct Marketing Retail 7.3%
41,179	Ctrip.com International Ltd. ADR* (China)	1,919,765
46,862	MakeMyTrip Ltd.* (India)	1,626,111

		3,545,876

	Internet Software & Services 12.4%
14,255	Alibaba Group Holding Ltd. ADR* (China)	2,616,363
2,672	MercadoLibre, Inc. (Brazil)	952,274
45,625	Tencent Holdings Ltd. (China)	2,449,129

		6,017,766

	Life & Health Insurance 4.3%
72,706	Discovery Ltd. (South Africa)	1,048,907
172,581	ICICI Prudential Life Insurance Co. Ltd. (India)	1,029,883

		2,078,790

Shares		Value

	Marine Ports & Services 1.5%
381,990	International Container Terminal Services, Inc. (Philippines)	$735,451

	Packaged Foods & Meats 6.1%
15,061	Britannia Industries Ltd. (India)	1,152,767
52,038	M Dias Branco S.A. (Brazil)	804,028
391,905	Vitasoy International Holdings Ltd. (China)	1,011,396

		2,968,191

	Personal Products 4.3%
66,527	Godrej Consumer Products Ltd. (India)	1,120,750
859	LG Household & Health Care Ltd. (Korea)	973,517

		2,094,267

	Semiconductors 3.5%
76,567	Silergy Corp. (Taiwan)	1,685,908

	Specialty Chemicals 2.4%
67,895	Asian Paints Ltd. (India)	1,170,337

	Technology Hardware, Storage & Peripherals 1.9%
53,672	Ennoconn Corp. (Taiwan)	912,113

	Thrifts & Mortgage Finance 1.3%
31,093	PNB Housing Finance Ltd. (India)	618,324

	Total Common Stocks (cost $35,443,888)	47,279,009

	PREFERRED STOCKS 2.8%

	Diversified Banks 2.8%
126,468	Banco Davivienda S.A., 2.91% (Colombia)	1,363,327

	Total Preferred Stocks (cost $1,237,221)	1,363,327

	Total Investments (cost $36,681,109) 100.4%§	48,642,336

	Liabilities less Other Assets (0.4%)	(169,804)

	NET ASSETS 100.0%	$48,472,532

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 50.40%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

At March 31, 2018, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	9.4
China	19.6
Colombia	2.8
Hong Kong	2.1
India	28.3
Indonesia	3.0
Korea	10.0
Mexico	5.6
Philippines	1.5
South Africa	2.2
Taiwan	7.1
Thailand	3.9
United Arab Emirates	4.5

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Air Freight & Logistics 0.7%
3,856,900	Aramex PJSC (United Arab Emirates)	$4,620,237

	Airport Services 2.4%
1,740,512	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,502,468
409,002	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	6,881,717

		15,384,185

	Asset Management & Custody Banks 0.5%
1,739,472	Peregrine Holdings Ltd. (South Africa)	3,084,069

	Auto Parts & Equipment 1.4%
2,007,768	Minth Group Ltd. (Hong Kong)	9,211,827

	Automobile Manufacturers 0.7%
282,565	Indus Motor Co. Ltd. (Pakistan)	4,304,586

	Automotive Retail 3.9%
11,055,124	China Yongda Automobiles Services Holdings Ltd. (China)	11,815,637
5,119,500	China ZhengTong Auto Services Holdings Ltd. (China)	3,760,410
3,463,735	Zhongsheng Group Holdings Ltd. (China)	9,515,775

		25,091,822

	Biotechnology 4.5%
100,908	China Biologic Products Holdings, Inc.* (China)	8,173,548
30,877	Medytox, Inc. (Korea)	21,207,479

		29,381,027

	Building Products 1.4%
980,635	Kajaria Ceramics Ltd. (India)	8,787,814

	Commodity Chemicals 1.7%
2,322,946	Berger Paints India Ltd. (India)	9,200,996
1,300,048	TOA Paint Thailand Public Co. Ltd.* (Thailand)	1,600,635

		10,801,631

	Consumer Finance 7.6%
561,997	AU Small Finance Bank Ltd.* (India)	5,357,135
228,204	Bajaj Finance Ltd. (India)	6,257,132
105,547	KRUK S.A. (Poland)	6,733,206
4,433,175	Muangthai Leasing Public Co. Ltd. (Thailand)	5,387,293
376,563	Repco Home Finance Ltd. (India)	3,207,467
5,846,549	Srisawad Corp. Public Co. Ltd. (Thailand)	11,405,164
3,247,251	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	10,984,925

		49,332,322

	Data Processing & Outsourced Services 1.2%
10,841,527	My EG Services Berhad (Malaysia)	8,128,342

	Department Stores 0.9%
474,521	Poya International Co. Ltd. (Taiwan)	5,915,848

	Diversified Banks 3.7%
1,093,710	Moneta Money Bank AS (Czech Republic)	4,530,342
1,449,284	Security Bank Corp. (Philippines)	6,703,419
578,994	TCS Group Holding plc GDR (Russia)	12,736,267

		23,970,028

	Diversified Chemicals 1.0%
482,907	Pidilite Industries Ltd. (India)	6,778,891

	Diversified Support Services 1.2%
9,452,000	Greentown Service Group Co. Ltd. (China)	8,053,546

Shares		Value

	Drug Retail 4.0%
933,516	Clicks Group Ltd. (South Africa)	$14,422,022
522,207	Raia Drogasil S.A. (Brazil)	11,831,493

		26,253,515

	Electrical Components & Equipment 3.8%
620,105	Amara Raja Batteries Ltd. (India)	7,598,539
691,647	Bizlink Holding, Inc. (Taiwan)	5,693,154
615,021	Voltronic Power Technology Corp. (Taiwan)	11,685,757

		24,977,450

	Electronic Equipment & Instruments 1.9%
2,110,616	Chroma ATE, Inc. (Taiwan)	12,233,567

	Electronic Manufacturing Services 0.9%
8,203,700	Inari Amertron Berhad (Malaysia)	5,832,517

	Fertilizers & Agricultural Chemicals 0.5%
50,042	Bayer CropScience Ltd. (India)	3,287,467

	Food Retail 0.8%
33,220	BGF Retail Co. Ltd. (Korea)	5,267,079

	Footwear 1.8%
388,500	Arezzo Industria e Comercio S.A. (Brazil)	5,948,500
82,550	CCC S.A. (Poland)	5,638,835

		11,587,335

	General Merchandise Stores 2.5%
558,032	Magazine Luiza S.A. (Brazil)	16,549,369

	Health Care Equipment 1.1%
168,367	DIO Corp.* (Korea)	7,044,909

	Health Care Services 0.4%
204,410	Dr. Lal PathLabs Ltd. (India)	2,718,678

	Highways & Railtracks 2.3%
3,054,050	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	8,094,303
8,628,875	Yuexiu Transport Infrastructure Ltd. (China)	6,666,127

		14,760,430

	Home Furnishings 2.9%
32,915	Hanssem Co. Ltd. (Korea)	4,770,961
11,677,122	Man Wah Holdings Ltd. (China)	9,313,657
477,878	Nien Made Enterprise Co. Ltd. (Taiwan)	4,597,345

		18,681,963

	Hotels, Resorts & Cruise Lines 2.4%
51,060	China Lodging Group Ltd. ADR (China)	6,725,113
7,213,891	Minor International Public Co. Ltd. (Thailand)	8,824,155

		15,549,268

	Human Resource & Employment Services 3.5%
262,851	51job, Inc. ADR* (China)	22,615,700

	Industrial Conglomerates 1.4%
29,938	3M India Ltd.* (India)	8,917,383

	Industrial Machinery 2.2%
688,583	Airtac International Group (Taiwan)	11,678,303
686,437	Elgi Equipments Ltd. (India)	2,672,485

		14,350,788

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Internet & Direct Marketing Retail 0.9%
176,041	MakeMyTrip Ltd.* (India)	$6,108,623

	Internet Software & Services 0.9%
338,734	Info Edge India Ltd. (India)	6,084,219

	Life & Health Insurance 0.4%
395,185	Max Financial Services Ltd.* (India)	2,752,278

	Marine 0.5%
3,546,597	SITC International Holdings Co. Ltd. (China)	3,549,307

	Marine Ports & Services 1.0%
3,500,325	International Container Terminal Services, Inc. (Philippines)	6,739,227

	Movies & Entertainment 1.5%
94,699	Loen Entertainment, Inc. (Korea)	9,755,090

	Oil & Gas Exploration & Production 0.7%
320,419	Parex Resources, Inc.* (Colombia)	4,506,533

	Packaged Foods & Meats 3.3%
101,103	Britannia Industries Ltd. (India)	7,738,415
555,410	Manpasand Beverages Ltd. (India)	3,180,757
4,207,243	Vitasoy International Holdings Ltd. (China)	10,857,703

		21,776,875

	Pharmaceuticals 0.8%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,586
10,590	Hanmi Pharm Co. Ltd. (Korea)	5,076,921

		5,093,507

	Real Estate Operating Companies 0.9%
2,024,012	Parque Arauco S.A. (Chile)	6,071,366

	Regional Banks 1.3%
633,428	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	3,914,502
17,288,060	PT Bank Tabungan Negara Tbk (Indonesia)	4,787,097

		8,701,599

	Research & Consulting Services 0.0%
1	Sporton International, Inc. (Taiwan)	5

	Restaurants 1.4%
708,984	Gourmet Master Co. Ltd. (Taiwan)	9,118,531

	Semiconductor Equipment 2.8%
141,779	Koh Young Technology, Inc. (Korea)	13,274,739
184,413	TES Co. Ltd. (Korea)	5,242,250

		18,516,989

	Semiconductors 8.3%
485,645	ASPEED Technology, Inc. (Taiwan)	14,590,837
394,982	eMemory Technology, Inc. (Taiwan)	4,714,262
409,735	Parade Technologies Ltd. (Taiwan)	8,150,574
599,352	Silergy Corp. (Taiwan)	13,196,968
1,223,760	Win Semiconductors Corp. (Taiwan)	13,200,004

		53,852,645

	Specialty Chemicals 2.4%
20,208,824	D&L Industries, Inc. (Philippines)	4,482,295
122,492	Frutarom Industries Ltd. (Israel)	11,262,834

		15,745,129

	Systems Software 1.8%
210,616	Douzone Bizon Co. Ltd. (Korea)	11,440,723

Shares		Value

	Technology Hardware, Storage & Peripherals 1.9%
737,158	Ennoconn Corp. (Taiwan)	$12,527,413

	Thrifts & Mortgage Finance 0.9%
294,407	PNB Housing Finance Ltd. (India)	5,854,661

	Total Common Stocks (cost $422,275,161)	631,668,313

	PREFERRED STOCKS 1.3%

	Personal Products 1.3%
12,371	LG Household & Health Care Ltd., 1.29% (Korea)	8,333,219

	Total Preferred Stocks (cost $5,366,273)	8,333,219

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$9,922,705	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $10,460,000 of United States Treasury Notes 2.000% due 5/31/24; value: $10,121,441; repurchase proceeds: $9,923,013 (cost $9,922,705)	$9,922,705

	Total Short-Term Investments (cost $9,922,705)	9,922,705

	Total Investments (cost $437,564,139) 99.7%§	649,924,237

	Other Assets less Liabilities 0.3%	2,001,425

	NET ASSETS 100.0%	$651,925,662

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 44.62%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2018, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	6.6
Chile	1.0
China	15.8
Colombia	0.7
Czech Republic	0.7
Hong Kong	1.4
India	15.1
Indonesia	0.7
Israel	1.8
Korea	14.3
Malaysia	2.2
Mexico	4.7
Pakistan	0.7
Philippines	2.8
Poland	1.9
Russia	2.0
South Africa	2.7
Taiwan	19.9
Thailand	4.3
United Arab Emirates	0.7

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.5%

	Air Freight & Logistics 4.3%
6,065,527	Aramex PJSC (United Arab Emirates)	$7,265,983

	Airport Services 0.9%
324,300	Airports Corp. of Vietnam JSC (Vietnam)	1,508,504

	Apparel, Accessories & Luxury Goods 1.8%
340,000	Phu Nhuan Jewelry JSC (Vietnam)	3,070,650

	Automobile Manufacturers 1.6%
295,579	Honda Atlas Cars Pakistan Ltd. (Pakistan)	1,219,199
99,190	Indus Motor Co. Ltd. (Pakistan)	1,511,058

		2,730,257

	Cable & Satellite 3.4%
23,519	Naspers Ltd., Class N (South Africa)	5,755,402

	Commodity Chemicals 1.1%
72,917	Berger Paints Bangladesh Ltd. (Bangladesh)	1,881,107

	Consumer Finance 6.3%
2,245,200	Srisawad Corp. Public Co. Ltd. (Thailand)	4,379,828
904,037	Transaction Capital Ltd. (South Africa)	1,301,981
1,488,820	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	5,036,437

		10,718,246

	Diversified Banks 21.0%
2,714,685	Banca Transilvania S.A. (Romania)	1,877,906
636,556	BDO Unibank, Inc. (Philippines)	1,706,935
560,686	Commercial International Bank S.A.E (Egypt)	2,832,689
18,262	Credicorp Ltd. (Peru)	4,146,204
106,537	Grupo Financiero Galicia S.A. ADR (Argentina)	7,005,873
206,025	Grupo Supervielle S.A. ADR (Argentina)	6,250,798
1,426,900	HDBank* (Vietnam)	2,871,379
1,676,153	National Bank of Kuwait SAK (Kuwait)	4,198,562
65,350	TBC Bank Group plc (Georgia)	1,686,175
150,644	TCS Group Holding plc GDR (Russia)	3,313,752

		35,890,273

	Diversified Real Estate Activities 3.6%
5,212,126	Ayala Land, Inc. (Philippines)	4,124,571
824,787	Consultatio S.A. (Argentina)	1,984,100

		6,108,671

	Education Services 1.8%
240,700	Human Soft Holding Co. KSC (Kuwait)	3,134,081

	Electric Utilities 0.5%
14,962	Pampa Energia S.A. ADR* (Argentina)	891,735

	Financial Exchanges & Data 3.2%
278,855	Bolsas y Mercados Argentinos S.A.* (Argentina)	5,506,409

	Food Retail 7.0%
101,542	BIM Birlesik Magazalar A.S. (Turkey)	1,850,523
1,320,200	CP ALL Public Co. Ltd. (Thailand)	3,715,306
2,659,514	Philippine Seven Corp. (Philippines)	6,320,344

		11,886,173

	Health Care Distributors 2.2%
6,779,403	Ibnsina Pharma S.A.E.* (Egypt)	3,710,791

	Health Care Facilities 5.6%
10,508,945	Cleopatra Hospital* (Egypt)	2,253,194
154,021	NMC Health plc (United Arab Emirates)	7,344,461

		9,597,655

Shares		Value

	Industrial Conglomerates 1.3%
126,485	SM Investments Corp. (Philippines)	$2,238,409

	Internet Software & Services 1.1%
5,399	MercadoLibre, Inc. (Brazil)	1,924,150

	Multi-Sector Holdings 2.4%
223,220	Ayala Corp. (Philippines)	4,073,141

	Oil & Gas Storage & Transportation 1.9%
158,894	Transportadora de Gas del Sur S.A. ADR* (Argentina)	3,231,904

	Packaged Foods & Meats 6.9%
1,116,321	Alicorp S.A. (Peru)	3,892,875
568,155	Olympic Industries Ltd. (Bangladesh)	1,885,085
664,145	Vietnam Dairy Products JSC (Vietnam)	5,910,758

		11,688,718

	Pharmaceuticals 2.7%
540,543	Searle Company Ltd. (The) (Pakistan)	1,646,970
808,698	Square Pharmaceuticals Ltd. (Bangladesh)	3,004,075

		4,651,045

	Real Estate Development 0.4%
400,404	Nam Long Investment Corp. (Vietnam)	647,752

	Real Estate Operating Companies 1.0%
2,623,609	SM Prime Holdings, Inc. (Philippines)	1,705,770

	Restaurants 2.8%
37,684	AmRest Holdings SE* (Poland)	4,827,850

	Specialty Chemicals 1.7%
13,233,697	D&L Industries, Inc. (Philippines)	2,935,219

	Technology Distributors 4.3%
2,777,400	FPT Corp. (Vietnam)	7,391,139

	Wireless Telecommunication Services 2.7%
15,092,038	Safaricom plc (Kenya)	4,612,934

	Total Common Stocks (cost $119,212,589)	159,583,968

	PREFERRED STOCKS 2.3%

	Diversified Banks 2.3%
360,485	Banco Davivienda S.A., 2.91% (Colombia)	3,886,033

	Total Preferred Stocks (cost $3,642,842)	3,886,033

	PARTICIPATION NOTES 1.5%

	Diversified Banks 1.5%
130,798	Al-Rajhi Bank, HSBC Bank plc, expiring 1/19/21* *** (Saudi Arabia)	2,632,353

	Total Participation Notes (cost $2,656,584)	2,632,353

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$2,725,364	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $2,875,000 of United States Treasury Notes 2.000% due 5/31/24; value: $2,781,945; repurchase proceeds: $2,725,449 (cost $2,725,364)	$2,725,364

	Total Short-Term Investments (cost $2,725,364)	2,725,364

	Total Investments (cost $128,237,379) 98.9%§	168,827,718

	Other Assets less Liabilities 1.1%§§	1,820,079

	NET ASSETS 100.0%	$170,647,797

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 37.36%.

§§Other Assets less Liabilities included U.S. dollars held in Zimbabwe. The position was fair valued during the period (see Note 12).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	15.0
Bangladesh	4.1
Brazil	1.2
Colombia	2.3
Egypt	5.3
Georgia	1.0
Kenya	2.8
Kuwait	4.4
Mexico	3.0
Pakistan	2.6
Peru	4.8
Philippines	13.9
Poland	2.9
Romania	1.1
Russia	2.0
Saudi Arabia	1.6
South Africa	4.3
Thailand	4.9
Turkey	1.1
United Arab Emirates	8.8
Vietnam	12.9

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Airlines 2.1%
9,235	Allegiant Travel Co.	$1,593,499
19,694	Spirit Airlines, Inc.*	744,040

		2,337,539

	Apparel, Accessories & Luxury Goods 0.8%
26,575	Ted Baker plc (United Kingdom)	932,119

	Application Software 8.7%
13,831	Aveva Group plc (United Kingdom)	370,941
14,827	Callidus Software, Inc.*	533,030
20,368	Globant S.A.* (Argentina)	1,049,767
20,277	HubSpot, Inc.*	2,195,999
8,255	Tyler Technologies, Inc.*	1,741,475
8,781	Ultimate Software Group, Inc. (The)*	2,139,930
38,387	Zendesk, Inc.*	1,837,585

		9,868,727

	Automotive Retail 1.4%
30,154	Monro, Inc.	1,616,254

	Biotechnology 8.9%
106,661	Abcam plc (United Kingdom)	1,852,437
13,494	China Biologic Products Holdings, Inc.* (China)	1,093,014
26,770	Exact Sciences Corp.*	1,079,634
5,659	Medytox, Inc. (Korea)	3,886,813
62,297	Sangamo Therapeutics Inc.*	1,183,643
19,007	Seattle Genetics, Inc.*	994,826

		10,090,367

	Building Products 3.3%
141,009	Somany Ceramics Ltd. (India)	1,433,240
21,679	Trex Co., Inc.*	2,358,025

		3,791,265

	Commercial Printing 1.6%
12,006	Cimpress N.V.*	1,857,328

	Consumer Finance 5.2%
34,477	Bajaj Finance Ltd. (India)	945,326
4,108	Credit Acceptance Corp.*	1,357,324
692,783	Srisawad Corp. Public Co. Ltd. (Thailand)	1,351,447
660,800	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2,235,380

		5,889,477

	Data Processing & Outsourced Services 0.7%
8,300	GMO Payment Gateway, Inc. (Japan)	825,281

	Diversified Chemicals 0.9%
75,307	Pidilite Industries Ltd. (India)	1,057,135

	Diversified Real Estate Activities 0.9%
44,379	Patrizia Immobilien AG* (Germany)	984,868

	Diversified Support Services 2.5%
56,288	Copart, Inc.*	2,866,748

	Drug Retail 0.5%
6,890	Ain Holdings, Inc. (Japan)	514,783

	Electrical Components & Equipment 2.0%
96,242	Amara Raja Batteries Ltd. (India)	1,179,314
58,641	Voltronic Power Technology Corp. (Taiwan)	1,114,213

		2,293,527

Shares		Value

	General Merchandise Stores 3.4%
40,904	Ollie’s Bargain Outlet Holdings, Inc.*	$2,466,511
27,584	Seria Co. Ltd. (Japan)	1,394,690

		3,861,201

	Health Care Equipment 3.2%
17,651	Cantel Medical Corp.	1,966,498
12,089	Cochlear Ltd. (Australia)	1,697,868

		3,664,366

	Health Care Facilities 1.9%
81,675	Ensign Group, Inc. (The)	2,148,053

	Health Care Services 0.8%
71,555	Dr. Lal PathLabs Ltd. (India)	951,690

	Health Care Supplies 2.3%
38,995	Asahi Intecc Co. Ltd. (Japan)	1,544,701
12,302	Sartorius Stedim Biotech (France)	1,110,584

		2,655,285

	Health Care Technology 0.8%
20,680	M3, Inc. (Japan)	929,001

	Highways & Railtracks 0.9%
397,600	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	1,053,779

	Homebuilding 1.7%
26,917	LGI Homes, Inc.*	1,899,533

	Human Resource & Employment Services 1.5%
30,193	en-japan, Inc. (Japan)	1,750,771

	Industrial Conglomerates 1.1%
4,332	3M India Ltd.* (India)	1,290,337

	Industrial Machinery 5.3%
20,883	Altra Industrial Motion Corp.	959,574
16,246	RBC Bearings, Inc.*	2,017,753
347,031	Rotork plc (United Kingdom)	1,387,026
32,117	Sun Hydraulics Corp.	1,720,186

		6,084,539

	Internet & Direct Marketing Retail 3.6%
71,818	MakeMyTrip Ltd.* (India)	2,492,085
15,155	Wayfair, Inc., Class A*	1,023,417
30,675	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	622,984

		4,138,486

	Internet Software & Services 5.7%
28,300	Envestnet, Inc.*	1,621,590
48,989	Infomart Corp. (Japan)	470,070
4,969	MercadoLibre, Inc. (Brazil)	1,770,902
7,842	Rightmove plc (United Kingdom)	478,708
29,315	SMS Co. Ltd. (Japan)	1,249,410
2,875	XING SE (Germany)	838,104

		6,428,784

	Life & Health Insurance 1.5%
291,667	ICICI Prudential Life Insurance Co. Ltd. (India)	1,740,534

	Managed Health Care 2.5%
47,019	HealthEquity, Inc.*	2,846,530

	Movies & Entertainment 1.0%
10,989	Loen Entertainment, Inc. (Korea)	1,131,994

	Packaged Foods & Meats 1.0%
416,000	Vitasoy International Holdings Ltd. (China)	1,073,578

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals 1.9%
25,464	Intra-Cellular Therapies, Inc.*	$536,017
10,223	Ipsen S.A. (France)	1,589,018

		2,125,035

	Regional Banks 6.0%
34,472	Canadian Western Bank (Canada)	884,309
28,452	Eagle Bancorp, Inc.*	1,702,852
55,238	Metro Bank plc* (United Kingdom)	2,721,282
17,219	Texas Capital Bancshares, Inc.*	1,547,988

		6,856,431

	Research & Consulting Services 1.9%
63,400	Nihon M&A Center, Inc. (Japan)	2,180,762

	Restaurants 0.6%
22,244	Domino’s Pizza Enterprises Ltd. (Australia)	716,753

	Semiconductor Equipment 0.8%
73,600	Japan Material Co. Ltd. (Japan)	954,542

	Semiconductors 0.9%
10,649	Melexis N.V. (Belgium)	1,064,585

	Specialized Finance 0.6%
16,916	Banca IFIS S.p.A. (Italy)	651,913

	Specialty Chemicals 2.0%
16,010	Frutarom Industries Ltd. (Israel)	1,472,079
81,221	Hexpol AB (Sweden)	755,029

		2,227,108

	Specialty Stores 1.7%
18,258	Five Below, Inc.*	1,339,042
51,649	XXL ASA (Norway)	532,626

		1,871,668

	Trading Companies & Distributors 2.2%
35,600	MISUMI Group, Inc. (Japan)	977,281
42,400	MonotaRO Co. Ltd. (Japan)	1,522,184

		2,499,465

	Trucking 2.1%
51,289	Knight-Swift Transportation Holdings, Inc.	2,359,807

	Total Common Stocks (cost $70,826,450)	112,081,948

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$2,441,709	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $2,450,000 of United States Treasury Notes 0.125% due 7/15/24; value: $2,493,115; repurchase proceeds: $2,441,785 (cost $2,441,709)	$2,441,709

	Total Short-Term Investments (cost $2,441,709)	2,441,709

	Total Investments (cost $73,268,159) 100.5%§	114,523,657

	Liabilities less Other Assets (0.5%)	(553,249)

	NET ASSETS 100.0%	$113,970,408

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 28.54%. See Notes to Financial Statements.

At March 31, 2018, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.9
Australia	2.2
Belgium	1.0
Brazil	2.5
Canada	0.8
China	1.9
France	2.4
Germany	1.6
India	9.9
Israel	1.3
Italy	0.6
Japan	13.3
Korea	4.5
Mexico	2.0
Norway	0.5
Sweden	0.7
Taiwan	1.0
Thailand	1.2
United Kingdom	6.9
United States	44.8

TOTAL	100.0%

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.8%

	Airlines 2.4%
101,000	Japan Airlines Co. Ltd. (Japan)	$4,064,489

	Communications Equipment 4.2%
163,000	Cisco Systems, Inc.††	6,991,070

	Construction & Engineering 1.4%
1,360,000	CTCI Corp. (Taiwan)	2,259,903

	Data Processing & Outsourced Services 0.9%
250,000	Cielo S.A. (Brazil)	1,566,736

	Diversified Banks 19.0%
57,000	BNP Paribas S.A. (France)	4,227,159
80,000	Citigroup, Inc.	5,400,000
297,000	ING Groep N.V. ADR (Netherlands)	5,028,210
2,750,000	Mizuho Financial Group, Inc. (Japan)	4,946,666
565,000	Nordea Bank AB (Sweden)	6,045,478
112,000	Wells Fargo & Co.	5,869,920

		31,517,433

	Drug Retail 3.9%
103,000	CVS Health Corp.	6,407,630

	Electric Utilities 5.7%
23,000	Entergy Corp.	1,811,940
198,000	Exelon Corp.	7,723,980

		9,535,920

	Electrical Components & Equipment 3.1%
65,000	Eaton Corp. plc	5,194,150

	Health Care Services 3.0%
31,000	Laboratory Corp. of America Holdings*	5,014,250

	Hypermarkets & Super Centers 2.8%
51,700	Walmart, Inc.	4,599,749

	Integrated Oil & Gas 6.9%
89,500	Royal Dutch Shell plc ADR (Netherlands)	5,710,995
165,000	Suncor Energy, Inc. (Canada)	5,699,100

		11,410,095

	Oil & Gas Drilling 0.8%
310,000	Ensco plc, Class A	1,360,900

	Oil & Gas Equipment & Services 2.3%
59,400	Schlumberger Ltd.	3,847,932

	Oil & Gas Storage & Transportation 2.3%
173,000	Enbridge Income Fund Holdings, Inc. (Canada)	3,749,105

	Other Diversified Financial Services 3.0%
2,910,000	Fubon Financial Holding Co. Ltd. (Taiwan)	5,010,186

	Pharmaceuticals 8.7%
80,575	Novartis AG (Switzerland)	6,516,977
226,000	Pfizer, Inc.	8,020,740

		14,537,717

	Property & Casualty Insurance 2.7%
78,100	Axis Capital Holdings Ltd.	4,496,217

	Reinsurance 4.1%
29,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	6,743,695

	Specialized REITs 3.0%
91,000	EPR Properties	5,041,400

Shares		Value

	Systems Software 3.9%
141,000	Oracle Corp.	$6,450,750

	Technology Hardware, Storage & Peripherals 1.0%
10,000	Apple, Inc.††	1,677,800

	Tobacco 2.4%
43,000	KT&G Corp. (Korea)	4,034,150

	Water Utilities 1.9%
2,000,000	Guangdong Investment Ltd. (China)	3,168,533

	Wireless Telecommunication Services 7.4%
720,000	China Mobile Ltd. (China)	6,599,082
220,100	NTT DOCOMO, Inc. (Japan)	5,619,112

		12,218,194

	Total Common Stocks (cost $147,364,200)	160,898,004

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$6,458,741	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $6,810,000 of United States Treasury Notes 2.000% due 5/31/24; value: $6,589,581; repurchase proceeds: $6,458,942 (cost $6,458,741)	$6,458,741

	Total Short-Term Investments (cost $6,458,741)	6,458,741

	Total Investments (cost $153,822,941) 100.7%§	167,356,745

	Liabilities less Other Assets (0.7%)	(1,143,529)

	NET ASSETS 100.0%	$166,213,216

*Non-income producing.

††All or a portion of this security has been designated as collateral for call options written (see Note 4).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 33.19%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2018, Wasatch Global Value Fund’s investments, excluding short-term investments and call options written, were in the following countries:

Country	%
Brazil	1.0
Canada	5.9
China	6.1
France	2.6
Germany	4.2
Japan	9.1
Korea	2.5
Netherlands	6.7
Sweden	3.7
Switzerland	4.0
Taiwan	4.5
United States	49.7

TOTAL	100.0%

WRITTEN OPTION CONTRACTS — March 31, 2018 (Unaudited)

Description	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums (Received) by Fund	Unrealized Appreciation
Call Options Written
Apple, Inc.	$190.00	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47.00	5/18/2018	(200)	(7,600)	(21,642)	14,042
Total call options written				$(8,700)	$(31,963)	$23,263
Total written option contracts				$(8,700)	$(31,963)	$23,263

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Airport Services 1.0%
3,287,072	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$16,057,473

	Apparel, Accessories & Luxury Goods 3.4%
602,561	Moncler S.p.A. (Italy)	22,932,383
37,929	Page Industries Ltd. (India)	13,182,092
572,507	Ted Baker plc (United Kingdom)	20,080,694

		56,195,169

	Application Software 3.9%
527,304	Aveva Group plc (United Kingdom)	14,142,041
1,290,333	Computer Modelling Group Ltd. (Canada)	9,304,299
128,396	Nemetschek SE (Germany)	14,398,715
3,397,119	Technology One Ltd. (Australia)	13,655,688
1,652,857	WiseTech Global Ltd. (Australia)	12,078,339

		63,579,082

	Asset Management & Custody Banks 1.1%
915,962	Burford Capital Ltd. (United Kingdom)	17,275,520

	Auto Parts & Equipment 0.0%
10,569	Endurance Technologies Ltd. (India)	205,424

	Biotechnology 3.8%
2,458,735	Abcam plc (United Kingdom)	42,702,119
28,646	Medytox, Inc. (Korea)	19,675,145

		62,377,264

	Commodity Chemicals 1.0%
3,985,443	Berger Paints India Ltd. (India)	15,786,009
915,195	TOA Paint Thailand Public Co. Ltd.* (Thailand)	1,126,799

		16,912,808

	Construction Machinery & Heavy Trucks 0.7%
543,200	Takeuchi Manufacturing Co. Ltd. (Japan)	12,124,430

	Consumer Finance 0.1%
137,991	AU Small Finance Bank Ltd.* (India)	1,315,374

	Data Processing & Outsourced Services 1.2%
200,600	GMO Payment Gateway, Inc. (Japan)	19,945,942

	Diversified Banks 0.9%
3,163,860	Security Bank Corp. (Philippines)	14,633,902

	Diversified Real Estate Activities 1.5%
1,141,752	Patrizia Immobilien AG* (Germany)	25,338,004

	Drug Retail 5.7%
273,128	Ain Holdings, Inc. (Japan)	20,406,631
1,061,306	Clicks Group Ltd. (South Africa)	16,396,268
65,499	Cosmos Pharmaceutical Corp. (Japan)	13,290,009
288,100	Create SD Holdings Co. Ltd. (Japan)	7,489,165
259,300	Kusuri no Aoki Holdings Co. Ltd. (Japan)	18,788,619
753,700	Raia Drogasil S.A. (Brazil)	17,076,363

		93,447,055

	Electrical Components & Equipment 2.1%
1,289,330	Amara Raja Batteries Ltd. (India)	15,798,977
938,277	Voltronic Power Technology Corp. (Taiwan)	17,827,810

		33,626,787

Shares		Value

	Electronic Equipment & Instruments 2.5%
598,012	Ai Holdings Corp. (Japan)	$16,652,503
1,434,211	Halma plc (United Kingdom)	23,740,860

		40,393,363

	Electronic Manufacturing Services 1.5%
1,156,840	Venture Corp. Ltd. (Singapore)	25,018,807

	General Merchandise Stores 2.7%
3,613,075	B&M European Value Retail S.A. (United Kingdom)	19,833,210
471,026	Seria Co. Ltd. (Japan)	23,815,797

		43,649,007

	Health Care Distributors 1.0%
568,400	Japan Lifeline Co. Ltd. (Japan)	16,559,748

	Health Care Equipment 2.1%
247,855	Cochlear Ltd. (Australia)	34,810,572

	Health Care Supplies 2.0%
683,896	Asahi Intecc Co. Ltd. (Japan)	27,091,036
2,653,565	Nanosonics Ltd.* (Australia)	5,283,786

		32,374,822

	Health Care Technology 1.3%
464,160	M3, Inc. (Japan)	20,851,321

	Home Furnishing Retail 0.7%
333,291	Maisons du Monde S.A. (France)	12,172,745

	Hotels, Resorts & Cruise Lines 2.1%
1,036,336	Corporate Travel Management Ltd. (Australia)	18,854,632
12,129,113	Minor International Public Co. Ltd. (Thailand)	14,836,539

		33,691,171

	Household Products 1.3%
490,084	Pigeon Corp. (Japan)	22,131,043

	Human Resource & Employment Services 2.5%
254,273	51job, Inc. ADR* (China)	21,877,649
321,939	en-japan, Inc. (Japan)	18,667,954

		40,545,603

	Industrial Machinery 4.1%
730,000	Airtac International Group (Taiwan)	12,380,732
7,299,295	Rotork plc (United Kingdom)	29,174,076
85,133	Stabilus S.A. (Germany)	8,126,814
107,142	VAT Group AG* (Switzerland)	18,041,656

		67,723,278

	Internet & Direct Marketing Retail 1.6%
119,567	ASOS plc* (United Kingdom)	11,696,818
841,070	Webjet Ltd. (Australia)	7,176,172
346,647	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	7,040,122

		25,913,112

	Internet Software & Services 6.8%
2,106,043	Infomart Corp. (Japan)	20,208,354
258,431	Rightmove plc (United Kingdom)	15,775,694
426,126	Scout24 AG (Germany)	19,868,930
756,155	SMS Co. Ltd. (Japan)	32,227,460
82,014	XING SE (Germany)	23,908,261

		111,988,699

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 0.5%
151,929	Avanza Bank Holding AB (Sweden)	$8,034,292

	IT Consulting & Other Services 0.7%
201,882	Reply S.p.A. (Italy)	11,134,421

	Life & Health Insurance 0.7%
1,623,222	Max Financial Services Ltd.* (India)	11,304,980

	Life Sciences Tools & Services 0.8%
58,466	Tecan Group AG (Switzerland)	12,382,026

	Movies & Entertainment 1.9%
414,777	CTS Eventim AG & Co KGaA (Germany)	19,444,005
110,085	Loen Entertainment, Inc. (Korea)	11,340,025

		30,784,030

	Oil & Gas Equipment & Services 2.6%
650,859	Pason Systems, Inc. (Canada)	8,714,493
102,070	Schoeller-Bleckmann Oilfield Equipment AG* (Austria)	11,257,240
944,149	TGS-NOPEC Geophysical Co. ASA (Norway)	23,162,503

		43,134,236

	Other Diversified Financial Services 1.0%
93,007	Hypoport AG* (Germany)	15,625,956

	Packaged Foods & Meats 3.6%
312,497	Calbee, Inc. (Japan)	10,337,761
158,212	Kotobuki Spirits Co. Ltd. (Japan)	8,326,556
15,541,449	Vitasoy International Holdings Ltd. (China)	40,108,079

		58,772,396

	Pharmaceuticals 1.9%
196,367	Ipsen S.A. (France)	30,522,420

	Regional Banks 3.0%
803,542	Canadian Western Bank (Canada)	20,613,237
571,248	Metro Bank plc* (United Kingdom)	28,142,342

		48,755,579

	Research & Consulting Services 1.7%
18,277	Funai Soken Holdings, Inc. (Japan)	391,116
810,728	Nihon M&A Center, Inc. (Japan)	27,886,514

		28,277,630

	Restaurants 0.6%
328,842	Domino’s Pizza Enterprises Ltd. (Australia)	10,596,051

	Semiconductor Equipment 0.9%
951,900	Japan Material Co. Ltd. (Japan)	12,345,491
28,784	Koh Young Technology, Inc. (Korea)	2,695,040

		15,040,531

	Semiconductors 2.9%
200,671	Melexis N.V. (Belgium)	20,061,162
777,040	Silergy Corp. (Taiwan)	17,109,431
56,864	U-Blox Holding AG* (Switzerland)	10,245,095

		47,415,688

	Soft Drinks 1.1%
507,488	Fevertree Drinks plc (United Kingdom)	18,747,982

	Specialized Finance 0.8%
327,680	Banca IFIS S.p.A. (Italy)	12,628,208

	Specialty Chemicals 4.1%
305,629	Chr. Hansen Holding A/S (Denmark)	26,451,301
244,371	Frutarom Industries Ltd. (Israel)	22,469,305
1,873,405	Hexpol AB (Sweden)	17,415,133

		66,335,739

Shares		Value

	Specialty Stores 0.8%
1,258,967	XXL ASA (Norway)	$12,982,993

	Systems Software 2.5%
456,939	Douzone Bizon Co. Ltd. (Korea)	24,821,060
246,740	Kinaxis, Inc.* (Canada)	15,865,209

		40,686,269

	Technology Hardware, Storage & Peripherals 1.3%
1,272,305	Ennoconn Corp. (Taiwan)	21,621,810

	Thrifts & Mortgage Finance 0.9%
762,620	PNB Housing Finance Ltd. (India)	15,165,678

	Trading Companies & Distributors 4.9%
1,051,035	Diploma plc (United Kingdom)	16,878,520
971,515	MISUMI Group, Inc. (Japan)	26,669,755
549,512	MonotaRO Co. Ltd. (Japan)	19,727,793
706,946	Richelieu Hardware Ltd. (Canada)	16,527,507

		79,803,575

	Total Common Stocks (cost $1,044,445,263)	1,600,610,015

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$50,075,525	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $52,790,000 of United States Treasury Notes 2.000% due 5/31/24; value: $51,081,346; repurchase proceeds: $50,077,083 (cost $50,075,525)	$50,075,525

	Total Short-Term Investments (cost $50,075,525)	50,075,525

	Total Investments (cost $1,094,520,788) 100.9%§	1,650,685,540

	Liabilities less Other Assets (0.9%)	(14,135,003)

	NET ASSETS 100.0%	$1,636,550,537

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 66.11%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

At March 31, 2018, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.4
Austria	0.7
Belgium	1.3
Brazil	1.1
Canada	4.4
China	3.9
Denmark	1.6
France	2.7
Germany	7.9
India	4.5
Israel	1.4
Italy	2.9
Japan	25.2
Korea	3.7
Mexico	1.0
Norway	2.3
Philippines	0.9
Singapore	1.6
South Africa	1.0
Sweden	1.6
Switzerland	2.5
Taiwan	4.3
Thailand	1.0
United Kingdom	16.1

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.0%

	Advertising 1.6%
14,646,600	Plan B Media Public Co. Ltd. (Thailand)	$2,740,090
242,000	Vector, Inc. (Japan)	5,585,752

		8,325,842

	Aerospace & Defense 0.6%
183,082	Avon Rubber plc (United Kingdom)	3,262,175

	Air Freight & Logistics 1.1%
1,258,273	Allcargo Logistics Ltd. (India)	2,858,953
519,695	Freightways Ltd. (New Zealand)	2,852,925

		5,711,878

	Apparel Retail 0.6%
221,520	Tokyo Base Co. Ltd.* (Japan)	3,068,657

	Apparel, Accessories & Luxury Goods 0.5%
199,557	Mavi Giyim Sanayi Ve Ticaret AS* (Turkey)	2,731,371

	Application Software 5.8%
424,134	Computer Modelling Group Ltd. (Canada)	3,058,334
81,690	Esker S.A. (France)	5,234,752
759,306	Fortnox AB (Sweden)	4,510,477
814,938	GB Group plc (United Kingdom)	4,613,452
80,342	Lectra (France)	2,268,904
460,135	Linx S.A. (Brazil)	2,820,922
193,834	Logo Yazilim Sanayi Ve Ticaret A.S.* (Turkey)	2,405,422
134,300	Systena Corp. (Japan)	5,540,877

		30,453,140

	Asset Management & Custody Banks 1.7%
1,778,200	Peregrine Holdings Ltd. (South Africa)	3,152,733
565,900	Sanne Group plc (United Kingdom)	5,613,284

		8,766,017

	Auto Parts & Equipment 1.3%
1,023,000	Hota Industrial Manufacturing Co. Ltd. (Taiwan)	4,350,653
502,265	Hu Lane Associate, Inc. (Taiwan)	2,463,350

		6,814,003

	Automobile Manufacturers 0.6%
795,500	PAK Suzuki Motor Co. Ltd. (Pakistan)	3,292,295

	Automotive Retail 0.9%
2,117,400	Hascol Petroleum Ltd. (Pakistan)	4,917,359

	Brewers 2.1%
685,845	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,347,661
117,246	Royal Unibrew A/S (Denmark)	7,783,826

		11,131,487

	Building Products 0.6%
2,828,760	Concepcion Industrial Corp. (Philippines)	3,317,907

	Commodity Chemicals 3.1%
980,135	Berger Paints India Ltd. (India)	3,882,234
473,886	Gulf Oil Lubricants India Ltd. (India)	6,702,796
288,077	Supreme Industries Ltd. (India)	5,409,388

		15,994,418

	Consumer Finance 2.8%
287,511	Gruppo MutuiOnline S.p.A. (Italy)	4,560,731
407,302	MAS Financial Services Ltd. (India)	3,650,132
1,816,862	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	6,146,150

		14,357,013

Shares		Value

	Department Stores 1.3%
184,908	Poya International Co. Ltd. (Taiwan)	$2,305,246
157,105	V-Mart Retail Ltd. (India)	4,564,376

		6,869,622

	Diversified Support Services 3.0%
1,248,728	Clipper Logistics plc (United Kingdom)	6,393,148
103,128	Japan Elevator Service Holdings Co. Ltd. (Japan)	2,229,166
585,900	Prestige International, Inc. (Japan)	7,092,140

		15,714,454

	Drug Retail 1.9%
65,900	Kusuri no Aoki Holdings Co. Ltd. (Japan)	4,775,048
135,200	Yakuodo Co. Ltd. (Japan)	5,069,762

		9,844,810

	Electrical Components & Equipment 1.9%
252,355	Amara Raja Batteries Ltd. (India)	3,092,266
350,627	Voltronic Power Technology Corp. (Taiwan)	6,662,117

		9,754,383

	Electronic Equipment & Instruments 3.1%
81,622	accesso Technology Group plc* (United Kingdom)	2,628,136
27,696	Isra Vision AG (Germany)	5,840,704
743,876	Smart Metering Systems plc (United Kingdom)	7,672,251

		16,141,091

	Electronic Manufacturing Services 0.7%
256,008	HMS Networks AB (Sweden)	3,667,931

	Financial Exchanges & Data 0.7%
1,003,429	Morningstar Japan KK (Japan)	3,706,100

	Food Retail 5.2%
22,250,161	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	8,628,553
5,057,282	Philippine Seven Corp. (Philippines)	12,018,647
79,639	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,017,226
3,661,600	Sheng Siong Group Ltd. (Singapore)	2,601,734

		27,266,160

	General Merchandise Stores 1.0%
106,144	Seria Co. Ltd. (Japan)	5,366,803

	Health Care Equipment 1.5%
115,190	DIO Corp.* (Korea)	4,819,846
80,358	Vieworks Co. Ltd. (Korea)	2,962,820

		7,782,666

	Health Care Facilities 0.7%
17,205,696	Cleopatra Hospital* (Egypt)	3,689,026

	Health Care Supplies 1.5%
1,067,169	Advanced Medical Solutions Group plc (United Kingdom)	4,734,946
1,472,451	Nanosonics Ltd.* (Australia)	2,931,949

		7,666,895

	Health Care Technology 2.7%
112,058	Nexus AG (Germany)	3,504,101
348,700	Onyx Healthcare, Inc. (Taiwan)	2,296,203
1,339,743	Pro Medicus Ltd. (Australia)	8,462,798

		14,263,102

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Home Furnishing Retail 0.2%
220,156	Nick Scali Ltd. (Australia)	$1,136,290

	Home Improvement Retail 2.2%
4,500,567	Italtile Ltd. (South Africa)	5,645,310
59,630,900	PT Ace Hardware Indonesia Tbk (Indonesia)	5,760,603

		11,405,913

	Hotels, Resorts & Cruise Lines 0.4%
835,773	Byke Hospitality Ltd. (The) (India)	2,160,778

	Human Resource & Employment Services 1.8%
111,752	en-japan, Inc. (Japan)	6,480,051
90,700	Trust Tech, Inc. (Japan)	2,983,413

		9,463,464

	Industrial Machinery 1.0%
34,573	Aumann AG* (Germany)	2,194,374
133,539	va-Q-tec AG* (Germany)	2,914,620

		5,108,994

	Internet & Direct Marketing Retail 5.8%
156,915	Evolable Asia Corp. (Japan)	3,214,837
434,318	Open Door, Inc.* (Japan)	9,408,420
1,092,560	Webjet Ltd. (Australia)	9,321,933
417,873	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	8,486,665

		30,431,855

	Internet Software & Services 6.7%
604,900	Infomart Corp. (Japan)	5,804,266
72,800	Itokuro, Inc.* (Japan)	4,823,457
464,186	Rakus Co. Ltd. (Japan)	7,481,594
273,731	SMS Co. Ltd. (Japan)	11,666,464
18,123	XING SE (Germany)	5,283,115

		35,058,896

	Investment Banking & Brokerage 2.0%
125,183	M&A Capital Partners Co. Ltd.* (Japan)	10,600,055

	IT Consulting & Other Services 2.3%
53,934	Aubay (France)	2,772,634
50,681	CANCOM SE (Germany)	5,230,085
212,496	eWork Group AB (Sweden)	2,477,103
22,303	Infotel S.A. (France)	1,481,529

		11,961,351

	Life Sciences Tools & Services 0.6%
1,403,804	Horizon Discovery Group plc* (United Kingdom)	2,954,307

	Office Services & Supplies 0.6%
4,176,200	Riverstone Holdings Ltd. (Singapore)	3,285,118

	Other Diversified Financial Services 1.7%
52,488	Hypoport AG* (Germany)	8,818,424

	Packaged Foods & Meats 5.4%
257,500	Dutch Lady Milk Industries Berhad (Malaysia)	4,560,173
145,386	Kotobuki Spirits Co. Ltd. (Japan)	7,651,535
40,052,854	PT Nippon Indosari Corpindo Tbk (Indonesia)	3,505,625
2,263,120	Vitasoy International Holdings Ltd. (China)	5,840,472
4,102,000	Yihai International Holding Ltd. (China)	6,382,657

		27,940,462

Shares		Value

	Personal Products 3.0%
723,120	BWX Ltd. (Australia)	$2,709,822
283,604	Sarantis S.A. (Greece)	5,000,424
575,521	TCI Co. Ltd. (Taiwan)	8,023,778

		15,734,024

	Pharmaceuticals 0.7%
22,330,405	PT Kimia Farma Persero Tbk (Indonesia)	3,558,902

	Property & Casualty Insurance 1.6%
2,925,000	Qualitas Controladora S.A.B. de C.V. (Mexico)	8,125,000

	Real Estate Operating Companies 1.1%
42,982	Corestate Capital Holding S.A. (Germany)	2,446,032
215,000	Japan Property Management Center Co. Ltd. (Japan)	3,267,281

		5,713,313

	Research & Consulting Services 0.6%
45,703	Akka Technologies (France)	2,782,963
21,778	IR Japan Holdings Ltd. (Japan)	496,532

		3,279,495

	Restaurants 3.9%
62,506	AmRest Holdings SE* (Poland)	8,007,897
212,200	Arcland Service Holdings Co. Ltd. (Japan)	4,840,087
552,200	Patisserie Holdings plc (United Kingdom)	2,924,632
925,949	Restaurant Brands New Zealand Ltd. (New Zealand)	4,805,496

		20,578,112

	Semiconductor Equipment 2.0%
464,100	Japan Material Co. Ltd. (Japan)	6,019,059
91,673	TES Co. Ltd. (Korea)	2,605,959
22,075	Tokai Carbon Korea Co. Ltd. (Korea)	1,673,384

		10,298,402

	Semiconductors 0.3%
54,461	KoMiCo Ltd. (Korea)	1,548,146

	Soft Drinks 0.0%
152	Pepsi-Cola Products Philippines, Inc. (Philippines)	8

	Specialty Chemicals 0.8%
738,505	DuluxGroup Ltd. (Australia)	4,216,143

	Specialty Stores 0.2%
109,726	Gear4Music Holdings plc* (United Kingdom)	1,034,515

	Systems Software 1.4%
96,600	Digital Arts, Inc. (Japan)	3,731,272
156,814	Minwise Co. Ltd. (Korea)	3,501,429

		7,232,701

	Technology Hardware, Storage & Peripherals 0.7%
53,149	MGI Digital Graphic Technology* (France)	3,866,366

	Thrifts & Mortgage Finance 1.5%
518,305	Can Fin Homes Ltd. (India)	3,873,880
88,892	Equitable Group, Inc. (Canada)	3,703,747

		7,577,627

	Total Common Stocks (cost $355,130,180)	506,965,266

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$18,365,249	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $19,360,000 of United States Treasury Notes 2.000% due 5/31/24; value: $18,733,375; repurchase proceeds: $18,365,821 (cost $18,365,249)	$18,365,249

	Total Short-Term Investments (cost $18,365,249)	18,365,249

	Total Investments (cost $373,495,429) 100.5%§	525,330,515

	Liabilities less Other Assets (0.5%)	(2,755,854)

	NET ASSETS 100.0%	$522,574,661

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 49.64%. See Notes to Financial Statements.

At March 31, 2018, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	5.7
Brazil	0.6
Canada	1.3
China	2.4
Denmark	1.5
Egypt	0.7
France	3.6
Germany	7.2
Greece	1.0
India	7.1
Indonesia	2.5
Israel	0.8
Italy	0.9
Japan	27.5
Korea	3.4
Malaysia	3.3
Mexico	2.8
New Zealand	1.5
Pakistan	1.6
Philippines	3.0
Poland	1.6
Singapore	1.2
South Africa	1.7
Sweden	2.1
Taiwan	5.2
Thailand	0.5
Turkey	1.0
United Kingdom	8.3

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 90.4%

	Automobile Manufacturers 1.5%
28,500	General Motors Co.	$1,035,690

	Communications Equipment 5.5%
90,200	Cisco Systems, Inc.‡	3,868,678

	Diversified Banks 12.0%
49,016	Citigroup, Inc.	3,308,580
136,800	ING Groep N.V. ADR (Netherlands)	2,316,024
54,000	Wells Fargo & Co.	2,830,140

		8,454,744

	Drug Retail 2.8%
32,000	CVS Health Corp.	1,990,720

	Electric Utilities 7.1%
9,000	Entergy Corp.	709,020
110,135	Exelon Corp.‡	4,296,366

		5,005,386

	Electrical Components & Equipment 1.7%
18,023	Emerson Electric Co.	1,230,971

	Fertilizers & Agricultural Chemicals 2.7%
79,995	Mosaic Co. (The)	1,942,279

	Food Retail 1.9%
56,600	Kroger Co. (The)	1,355,004

	Health Care Equipment 2.8%
24,700	Medtronic plc	1,981,434

	Health Care Services 3.0%
13,205	Laboratory Corp. of America Holdings*	2,135,909

	Hotels, Resorts & Cruise Lines 2.7%
98,255	Extended Stay America, Inc.**	1,942,501

	Integrated Oil & Gas 7.0%
37,900	Royal Dutch Shell plc ADR (Netherlands)	2,418,399
73,000	Suncor Energy, Inc. (Canada)	2,521,420

		4,939,819

	Integrated Telecommunication Services 4.3%
45,000	AT&T, Inc.	1,604,250
30,300	Verizon Communications, Inc.	1,448,946

		3,053,196

	Oil & Gas Drilling 0.9%
141,000	Ensco plc, Class A	618,990

	Oil & Gas Exploration & Production 3.4%
40,000	Anadarko Petroleum Corp.	2,416,400

	Packaged Foods & Meats 2.0%
31,960	General Mills, Inc.	1,440,118

	Pharmaceuticals 16.8%
8,000	Allergan plc	1,346,320
25,948	Johnson & Johnson	3,325,236
39,273	Novartis AG ADR (Switzerland)	3,175,222
112,400	Pfizer, Inc.‡	3,989,076

		11,835,854

	Semiconductors 2.9%
75,000	Tower Semiconductor Ltd.* (Israel)	2,018,250

	Specialized REITs 3.6%
45,500	EPR Properties	2,520,700

Shares		Value

	Systems Software 3.9%
59,650	Oracle Corp.	$2,728,987

	Technology Hardware, Storage & Peripherals 1.9%
8,000	Apple, Inc.‡	1,342,240

	Total Common Stocks (cost $59,672,142)	63,857,870

	LIMITED PARTNERSHIP INTEREST 3.7%

	Asset Management & Custody Banks 3.7%
80,892	Blackstone Group L.P. (The)‡	2,584,499

	Total Limited Partnership Interest (cost $2,437,027)	2,584,499

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.3%

	Repurchase Agreement 5.3%
$3,729,660	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $3,820,000 of United States Treasury Notes 0.125% due 7/15/24; value: $1,526,397; United States Treasury Notes 2.250% due 10/31/24; value: $2,278,047; repurchase proceeds: $3,729,776 (cost $3,729,660)	$3,729,660

	Total Short-Term Investments (cost $3,729,660)	3,729,660

	Total Investments (cost $65,838,829) 99.4%	70,172,029

	Other Assets less Liabilities 0.6%	438,008

	NET ASSETS 100.0%	$70,610,037

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	SECURITIES SOLD SHORT 25.6%

	Application Software 2.9%
19,200	Paycom Software, Inc.*	$2,061,888

	Automotive Retail 2.4%
27,963	CarMax, Inc.*	1,732,028

	Copper 2.2%
88,000	Freeport-McMoRan, Inc.*	1,546,160

	Distillers & Vintners 2.7%
35,625	Brown-Forman Corp., Class B	1,938,000

	Health Care Equipment 2.3%
13,500	Inogen, Inc.*	1,658,340

	Home Furnishing Retail 1.0%
7,399	RH*	704,977

	Hotels, Resorts & Cruise Lines 2.1%
18,120	Choice Hotels International, Inc.	1,452,318

	Packaged Foods & Meats 4.5%
79,200	Blue Buffalo Pet Products, Inc.*	3,152,952

	Personal Products 3.5%
16,300	Estee Lauder Cos., Inc. (The), Class A	2,440,436

	Pharmaceuticals 2.0%
41,000	Prestige Brands Holdings, Inc.*	1,382,520

	Total Securities Sold Short (proceeds $12,392,190)	18,069,619

*Non-income producing.

**Common units.

‡All or a portion of this security has been designated as collateral for short sales (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Canada	3.8
Israel	3.0
Netherlands	7.1
Switzerland	4.8
United States	81.3

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.7%

	Apparel, Accessories & Luxury Goods 2.3%
320,322	Superior Uniform Group, Inc.	$8,414,859

	Application Software 7.4%
77,715	Digimarc Corp.*	1,861,274
54,600	Esker S.A. (France)	3,498,807
104,244	Everbridge, Inc.*	3,815,331
427,000	Fortnox AB (Sweden)	2,536,492
55,458	Globant S.A.* (Argentina)	2,858,305
29,581	HubSpot, Inc.*	3,203,622
20,300	Tyler Technologies, Inc.*	4,282,488
181,856	Upland Software, Inc.*	5,235,634

		27,291,953

	Asset Management & Custody Banks 1.2%
9,475	Diamond Hill Investment Group, Inc.	1,957,156
800,000	Tatton Asset Management plc (United Kingdom)	2,381,784

		4,338,940

	Biotechnology 7.3%
241,491	Abcam plc (United Kingdom)	4,194,099
227,158	ChemoCentryx, Inc.*	3,089,349
206,600	Cytokinetics, Inc.*	1,487,520
46,579	Esperion Therapeutics, Inc.*	3,369,059
94,075	Exact Sciences Corp.*	3,794,045
98,437	Flexion Therapeutics, Inc.*	2,205,973
212,853	Inovio Pharmaceuticals, Inc.*	1,002,537
230,728	Sangamo Therapeutics Inc.*	4,383,832
138,488	Selecta Biosciences, Inc.*	1,411,193
171,700	Unum Therapeutics, Inc.*	1,907,587

		26,845,194

	Building Products 0.8%
25,836	Trex Co., Inc.*	2,810,182

	Construction & Engineering 1.0%
64,188	NV5 Global, Inc.*	3,578,481

	Consumer Electronics 1.1%
347,058	ZAGG, Inc.*	4,234,108

	Consumer Finance 0.6%
250,000	MAS Financial Services Ltd. (India)	2,240,433

	Department Stores 2.5%
317,634	V-Mart Retail Ltd. (India)	9,228,230

	Diversified Banks 1.1%
1,461,736	City Union Bank Ltd. (India)	3,881,063

	Diversified Support Services 1.9%
425,000	Clipper Logistics plc (United Kingdom)	2,175,885
229,700	Japan Elevator Service Holdings Co. Ltd. (Japan)	4,965,086

		7,140,971

	Drug Retail 0.8%
74,000	Yakuodo Co. Ltd. (Japan)	2,774,870

	Education Services 1.9%
623,663	Cambium Learning Group, Inc.*	6,985,026

	Electronic Equipment & Instruments 2.2%
28,862	Mesa Laboratories, Inc.	4,284,275
344,476	Napco Security Technologies, Inc.*	4,030,369

		8,314,644

Shares		Value

	Electronic Manufacturing Services 0.9%
109,261	Fabrinet*	$3,428,610

	Environmental & Facilities Services 1.2%
186,494	Heritage-Crystal Clean, Inc.*	4,391,934

	Food Distributors 1.0%
156,796	Chefs’ Warehouse, Inc. (The)*	3,606,308

	General Merchandise Stores 1.6%
99,177	Ollie’s Bargain Outlet Holdings, Inc.*	5,980,373

	Health Care Distributors 1.4%
199,975	PetIQ, Inc.*	5,319,335

	Health Care Equipment 2.7%
136,769	AtriCure, Inc.*	2,806,500
102,991	LeMaitre Vascular, Inc.	3,731,364
154,628	Oxford Immunotec Global plc*	1,925,118
306,405	Tandem Diabetes Care, Inc.*	1,519,769

		9,982,751

	Health Care Facilities 1.5%
213,017	Ensign Group, Inc. (The)	5,602,347

	Health Care Technology 2.5%
52,297	Omnicell, Inc.*	2,269,690
181,778	Tabula Rasa HealthCare, Inc.*	7,052,986

		9,322,676

	Heavy Electrical Equipment 1.0%
119,373	TPI Composites, Inc.*	2,679,924
643,719	Triveni Turbine Ltd. (India)	988,286

		3,668,210

	Homebuilding 3.1%
49,615	Installed Building Products, Inc.*	2,979,381
69,387	LGI Homes, Inc.*	4,896,640
260,000	Select Interior Concepts, Inc.* *** †	3,445,000

		11,321,021

	Human Resource & Employment Services 1.5%
174,100	UT Group Co. Ltd.* (Japan)	5,726,704

	Industrial Machinery 5.2%
122,483	Altra Industrial Motion Corp.	5,628,094
616,621	Elgi Equipments Ltd. (India)	2,400,672
59,458	Kadant, Inc.	5,618,781
246,322	Kornit Digital Ltd.* (Israel)	3,177,554
111,977	va-Q-tec AG* (Germany)	2,444,008

		19,269,109

	Industrial REITs 1.2%
296,775	Monmouth Real Estate Investment Corp.	4,463,496

	Internet & Direct Marketing Retail 0.8%
142,800	Open Door, Inc.* (Japan)	3,093,407

	Internet Software & Services 6.7%
98,730	Bandwidth, Inc., Class A*	3,224,522
73,521	Envestnet, Inc.*	4,212,753
144,767	Five9, Inc.*	4,312,609
97,182	Instructure, Inc.*	4,096,221
112,000	SMS Co. Ltd. (Japan)	4,773,460
183,430	TrueCar, Inc.*	1,735,248
43,465	Tucows, Inc., Class A*	2,434,040

		24,788,853

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 1.1%
50,000	M&A Capital Partners Co. Ltd.* (Japan)	$4,233,824

	Leisure Products 1.1%
160,384	MCBC Holdings, Inc.*	4,041,677

	Managed Health Care 1.4%
86,880	HealthEquity, Inc.*	5,259,715

	Oil & Gas Equipment & Services 1.5%
197,618	Pason Systems, Inc. (Canada)	2,645,951
174,608	Solaris Oilfield Infrastructure, Inc.*	2,891,508

		5,537,459

	Oil & Gas Exploration & Production 0.6%
1,039,285	Abraxas Petroleum Corp.*	2,307,213

	Packaged Foods & Meats 2.8%
406,442	Freshpet, Inc.*	6,685,971
1,500,000	Prabhat Dairy Ltd. (India)	3,499,424

		10,185,395

	Pharmaceuticals 1.1%
190,779	Intra-Cellular Therapies, Inc.*	4,015,898

	Regional Banks 3.2%
128,865	CBTX, Inc.	3,793,786
74,875	Customers Bancorp, Inc.*	2,182,606
184,312	People’s Utah Bancorp	5,953,277

		11,929,669

	Restaurants 3.5%
149,548	Chuy’s Holdings, Inc.*	3,918,157
264,266	Fiesta Restaurant Group, Inc.*	4,888,921
275,004	Zoe’s Kitchen, Inc.*	3,971,058

		12,778,136

	Semiconductors 2.0%
139,664	Inphi Corp.*	4,203,886
37,045	NVE Corp.	3,078,810

		7,282,696

	Systems Software 4.2%
88,589	CyberArk Software Ltd.* (Israel)	4,519,811
19,735	ForeScout Technologies, Inc.*	640,203
197,111	Rapid7, Inc.*	5,040,128
89,647	Varonis Systems, Inc.*	5,423,644

		15,623,786

	Technology Hardware, Storage & Peripherals 1.5%
632,944	USA Technologies, Inc.*	5,696,496

	Thrifts & Mortgage Finance 3.3%
78,507	Equitable Group, Inc. (Canada)	3,271,049
416,495	GRUH Finance Ltd. (India)	3,675,215
15,721	LendingTree, Inc.*	5,158,846

		12,105,110

	Total Common Stocks (cost $223,709,130)	339,041,162

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.9%

	Repurchase Agreement 8.9%
$32,894,481	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $34,675,000 of United States Treasury Notes 2.000% due 5/31/24; value: $33,552,674; repurchase proceeds: $32,895,505 (cost $32,894,481)	$32,894,481

	Total Short-Term Investments (cost $32,894,481)	32,894,481

	Total Investments (cost $256,603,611) 100.6%§	371,935,643

	Liabilities less Other Assets (0.6%)	(2,360,566)

	NET ASSETS 100.0%	$369,575,077

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 10.99%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
Canada	1.8
France	1.0
Germany	0.7
India	7.6
Israel	2.3
Japan	7.5
Sweden	0.8
United Kingdom	2.6
United States	74.9

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.6%

	Air Freight & Logistics 0.8%
500,000	Radiant Logistics, Inc.*	$1,935,000

	Alternative Carriers 1.6%
200,113	Gamma Communications plc (United Kingdom)	1,965,311
212,000	ORBCOMM, Inc.*	1,986,440

		3,951,751

	Apparel, Accessories & Luxury Goods 1.0%
95,000	Superior Uniform Group, Inc.	2,495,650

	Application Software 4.0%
37,000	Ebix, Inc.	2,756,500
31,000	Esker S.A. (France)	1,986,502
80,000	Everbridge, Inc.*	2,928,000
46,000	Globant S.A.* (Argentina)	2,370,840

		10,041,842

	Asset Management & Custody Banks 2.4%
800,000	Fiducian Group Ltd. (Australia)	2,987,336
82,000	Hamilton Lane, Inc., Class A	3,052,860

		6,040,196

	Biotechnology 1.1%
150,000	Cytokinetics, Inc.*	1,080,000
39,000	Exact Sciences Corp.*	1,572,870

		2,652,870

	Brewers 0.9%
700,000	Turk Tuborg Bira ve Malt Sanayii A.S. (Turkey)	2,247,991

	Building Products 1.6%
64,500	Patrick Industries, Inc.*	3,989,325

	Computer & Electronics Retail 0.5%
3,000,000	GAME Digital plc (United Kingdom)	1,204,347

	Construction & Engineering 1.2%
54,000	NV5 Global, Inc.*	3,010,500

	Construction Machinery & Heavy Trucks 1.3%
162,000	Wabash National Corp.	3,371,220

	Consumer Electronics 0.9%
191,000	ZAGG, Inc.*	2,330,200

	Consumer Finance 0.8%
155,559	OP Bancorp*	1,936,710

	Diversified Banks 0.8%
780,000	City Union Bank Ltd. (India)	2,070,982

	Diversified Metals & Mining 0.7%
160,000	Ferroglobe plc* (United Kingdom)	1,716,800

	Diversified Support Services 1.0%
1,350,000	Johnson Service Group plc (United Kingdom)	2,564,545

	Education Services 0.9%
328,000	AcadeMedia AB* (Sweden)	2,143,282

	Electronic Equipment & Instruments 2.5%
285,000	Napco Security Technologies, Inc.*	3,334,500
106,000	Optex Group Co. Ltd. (Japan)	2,800,301

		6,134,801

Shares		Value

	Electronic Manufacturing Services 1.2%
98,000	Fabrinet*	$3,075,240

	Environmental & Facilities Services 0.7%
338,000	Hudson Technologies, Inc.*	1,669,720

	Financial Exchanges & Data 0.3%
200,000	Infront ASA* (Norway)	714,395

	Food Retail 0.6%
290,000	Majestic Wine plc (United Kingdom)	1,619,343

	General Merchandise Stores 1.6%
36,000	Ollie’s Bargain Outlet Holdings, Inc.*	2,170,800
36,000	Seria Co. Ltd. (Japan)	1,820,215

		3,991,015

	Health Care Distributors 1.3%
118,000	PetIQ, Inc.*	3,138,800

	Health Care Equipment 3.0%
118,000	AtriCure, Inc.*	2,421,360
194,000	Oxford Immunotec Global plc*	2,415,300
80,000	Tactile Systems Technology, Inc.*	2,544,000

		7,380,660

	Health Care Facilities 2.1%
97,000	Ensign Group, Inc. (The)	2,551,100
92,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	2,650,063

		5,201,163

	Health Care Services 1.8%
42,000	LHC Group, Inc.*	2,585,520
63,000	National Research Corp., Class A	1,842,750

		4,428,270

	Health Care Supplies 1.1%
181,000	OrthoPediatrics Corp.*	2,725,860

	Health Care Technology 2.0%
106,000	Nexus AG (Germany)	3,314,665
41,000	Omnicell, Inc.*	1,779,400

		5,094,065

	Heavy Electrical Equipment 0.8%
88,000	TPI Composites, Inc.*	1,975,600

	Home Furnishing Retail 1.1%
77,000	Sleep Number Corp.*	2,706,550

	Homebuilding 3.5%
29,000	Installed Building Products, Inc.*	1,741,450
44,000	LGI Homes, Inc.*	3,105,080
300,000	Select Interior Concepts, Inc.* *** †	3,975,000

		8,821,530

	Housewares & Specialties 0.1%
272,692	OurPet’s Co.*	313,596

	Human Resource & Employment Services 1.1%
142,691	BG Staffing, Inc.	2,709,702

	Industrial Machinery 4.1%
55,000	Altra Industrial Motion Corp.	2,527,250
24,000	John Bean Technologies Corp.	2,721,600
20,000	Kadant, Inc.	1,890,000
43,580	Taylor Devices, Inc.*	470,664
116,000	va-Q-tec AG* (Germany)	2,531,814

		10,141,328

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments (continued)

Shares		Value

	Industrial REITs 0.7%
115,489	Monmouth Real Estate Investment Corp.	$1,736,955

	Integrated Telecommunication Services 1.0%
220,000	Ooma, Inc.*	2,398,000

	Internet Software & Services 2.5%
118,000	Rakus Co. Ltd. (Japan)	1,901,884
86,000	Reis, Inc.	1,844,700
47,000	Tucows, Inc., Class A*	2,632,000

		6,378,584

	IT Consulting & Other Services 1.4%
217,000	Hackett Group, Inc. (The)	3,485,020

	Mortgage REITs 0.7%
210,000	Arbor Realty Trust, Inc.	1,852,200

	Multi-Sector Holdings 0.9%
144,000	Compass Diversified Holdings	2,361,600

	Oil & Gas Equipment & Services 0.9%
130,000	Solaris Oilfield Infrastructure, Inc.*	2,152,800

	Oil & Gas Exploration & Production 1.0%
253,000	Earthstone Energy, Inc., Class A*	2,560,360

	Packaged Foods & Meats 2.6%
168,000	Freshpet, Inc.*	2,763,600
1,736,400	Kawan Food BHD (Malaysia)	996,589
1,700,000	Yihai International Holding Ltd. (China)	2,645,177

		6,405,366

	Personal Products 0.8%
120,000	Sarantis S.A. (Greece)	2,115,805

	Pharmaceuticals 0.6%
67,000	Intra-Cellular Therapies, Inc.*	1,410,350

	Property & Casualty Insurance 2.7%
150,000	Atlas Financial Holdings, Inc.*	1,552,500
81,000	HCI Group, Inc.	3,090,960
126,000	Kingstone Cos., Inc.	2,116,800

		6,760,260

	Publishing 0.7%
119,918	Proto Corp. (Japan)	1,876,448

	Real Estate Operating Companies 1.0%
157,000	Japan Property Management Center Co. Ltd. (Japan)	2,385,875

	Regional Banks 11.1%
82,480	Bankwell Financial Group, Inc.	2,662,454
133,000	Blue Hills Bancorp, Inc.	2,773,050
75,000	Customers Bancorp, Inc.*	2,186,250
166,925	Esquire Financial Holdings, Inc.*	4,072,970
96,000	First of Long Island Corp. (The)	2,635,200
98,000	Investar Holding Corp.	2,533,300
57,000	Metropolitan Bank Holding Corp.*	2,400,270
79,000	People’s Utah Bancorp	2,551,700
143,000	SmartFinancial, Inc.*	3,369,080
71,713	Sound Financial Bancorp, Inc.	2,628,282

		27,812,556

	Research & Consulting Services 1.0%
110,000	IR Japan Holdings Ltd. (Japan)	2,507,965

	Semiconductor Equipment 1.1%
113,555	Ichor Holdings Ltd.*	2,749,167

Shares		Value

	Semiconductors 1.9%
64,000	Inphi Corp.*	$1,926,400
105,000	Tower Semiconductor Ltd.* (Israel)	2,825,550

		4,751,950

	Specialized Consumer Services 0.8%
200,000	Tear Corp. (Japan)	1,945,397

	Specialty Chemicals 1.1%
107,000	Ferro Corp.*	2,484,540
13,636	Northern Technologies International Corp.	306,810

		2,791,350

	Steel 0.2%
16,122	Haynes International, Inc.	598,287

	Technology Hardware, Storage & Peripherals 2.5%
549,990	One Stop Systems, Inc.*	2,419,956
415,000	USA Technologies, Inc.*	3,735,000

		6,154,956

	Thrifts & Mortgage Finance 4.7%
96,000	BofI Holding, Inc.*	3,890,880
103,000	Entegra Financial Corp.*	2,987,000
186,086	Luther Burbank Corp.	2,234,893
290,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,552,752

		11,665,525

	Trading Companies & Distributors 2.3%
161,000	Hardwoods Distribution, Inc. (Canada)	2,349,362
43,000	SiteOne Landscape Supply, Inc.*	3,312,720

		5,662,082

	Total Common Stocks (cost $169,150,139)	236,063,707

	CONVERTIBLE PREFERRED STOCKS 0.6%

	Oil & Gas Refining & Marketing 0.6%
580,849	Vertex Energy, Inc., Pfd., 6.00% PIK Series B* *** †	1,544,189

	Total Convertible Preferred Stocks (cost $1,705,632)	1,544,189

	RIGHTS 0.1%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	3,750

	Pharmaceuticals 0.1%
1	Acetylon Pharmaceuticals, Inc.* *** †	326,356
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		326,356

	Total Rights (cost $71,250)	330,106

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	$46,991

	Total Limited Liability Company Membership Interest (cost $30,001)	46,991

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	11,448

	Total Warrants (cost $95,000)	11,448

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.1%

	Repurchase Agreement 6.1%
$15,171,597	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $15,995,000 of United States Treasury Notes 2.000% due 5/31/24; value: $15,477,290; repurchase proceeds: $15,172,069 (cost $15,171,597)	$15,171,597

	Total Short-Term Investments (cost $15,171,597)	15,171,597

	Total Investments (cost $186,223,619) 101.4%§	253,168,038

	Liabilities less Other Assets (1.4%)	(3,545,684)

	NET ASSETS 100.0%	$249,622,354

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 12.04%.

PIK Payment in kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.0
Australia	1.3
Canada	1.0
China	1.1
France	0.8
Germany	2.5
Greece	0.9
India	0.9
Israel	1.2
Japan	7.5
Malaysia	0.4
Norway	0.3
Sweden	0.9
Turkey	0.9
United Kingdom	4.9
United States	74.4

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.2%

	Aerospace & Defense 3.3%
808,858	HEICO Corp., Class A	$57,388,475

	Air Freight & Logistics 1.6%
23,918,023	Aramex PJSC* (United Arab Emirates)	28,651,748

	Airlines 1.9%
192,453	Allegiant Travel Co.	33,207,765

	Application Software 9.9%
501,273	Globant S.A.* (Argentina)	25,835,610
207,801	HubSpot, Inc.*	22,504,848
921,146	Paylocity Holding Corp.*	47,190,310
175,913	Ultimate Software Group, Inc. (The)*	42,869,998
727,838	Zendesk, Inc.*	34,841,605

		173,242,371

	Automotive Retail 1.9%
626,669	Monro, Inc.	33,589,458

	Biotechnology 9.0%
2,099,449	Abcam plc (United Kingdom)	36,462,214
1,086,829	ChemoCentryx, Inc.*	14,780,874
640,249	Cytokinetics, Inc.*	4,609,793
287,373	Esperion Therapeutics, Inc.*	20,785,689
472,938	Exact Sciences Corp.*	19,073,590
302,906	Flexion Therapeutics, Inc.*	6,788,123
1,218,886	Inovio Pharmaceuticals, Inc.*	5,740,953
546,626	MacroGenics, Inc.*	13,753,110
1,211,109	Sangamo Therapeutics Inc.*	23,011,071
227,469	Seattle Genetics, Inc.*	11,905,728

		156,911,145

	Building Products 2.1%
937,385	AAON, Inc.	36,558,015

	Diversified Support Services 5.3%
1,150,330	Copart, Inc.*	58,586,307
784,060	Healthcare Services Group, Inc.	34,090,929

		92,677,236

	Food Distributors 1.2%
933,440	Chefs’ Warehouse, Inc. (The)*	21,469,120

	General Merchandise Stores 2.8%
823,903	Ollie’s Bargain Outlet Holdings, Inc.*	49,681,351

	Health Care Equipment 3.5%
386,209	Cantel Medical Corp.	43,027,545
215,671	Insulet Corp.*	18,694,362

		61,721,907

	Health Care Facilities 2.2%
1,466,643	Ensign Group, Inc. (The)	38,572,711

	Health Care Supplies 2.0%
529,812	Neogen Corp.*	35,492,106

	Homebuilding 1.1%
271,966	LGI Homes, Inc.*	19,192,641

	Industrial Machinery 5.9%
522,015	Barnes Group, Inc.	31,263,478
345,824	RBC Bearings, Inc.*	42,951,341
553,946	Sun Hydraulics Corp.	29,669,348

		103,884,167

	Internet & Direct Marketing Retail 1.1%
283,659	Wayfair, Inc., Class A*	19,155,492

	Internet Software & Services 1.7%
509,181	Envestnet, Inc.*	29,176,071

Shares		Value

	IT Consulting & Other Services 1.5%
409,744	InterXion Holding N.V.* (Netherlands)	$25,449,200

	Life Sciences Tools & Services 3.3%
488,975	ICON plc* (Ireland)	57,767,506

	Managed Health Care 1.9%
550,644	HealthEquity, Inc.*	33,335,988

	Pharmaceuticals 1.0%
792,780	Intra-Cellular Therapies, Inc.*	16,688,019

	Real Estate Services 1.4%
497,861	HFF, Inc., Class A	24,743,692

	Regional Banks 8.1%
658,878	Eagle Bancorp, Inc.*	39,433,849
877,593	Metro Bank plc* (United Kingdom)	43,234,326
461,044	Pinnacle Financial Partners, Inc.	29,599,025
330,168	Texas Capital Bancshares, Inc.*	29,682,103

		141,949,303

	Restaurants 2.0%
631,556	Chuy’s Holdings, Inc.*	16,546,767
977,427	Fiesta Restaurant Group, Inc.*	18,082,400

		34,629,167

	Semiconductors 2.0%
294,371	Monolithic Power Systems, Inc.	34,079,331

	Specialty Stores 4.4%
770,784	Five Below, Inc.*	56,529,298
631,980	National Vision Holdings, Inc.*	20,419,274

		76,948,572

	Systems Software 5.9%
361,704	CyberArk Software Ltd.* (Israel)	18,454,138
296,812	Forescout Technologies, Inc.* *** †	9,294,790
535,664	Fortinet, Inc.*	28,700,877
220,959	Proofpoint, Inc.*	25,111,990
838,608	Rapid7, Inc.*	21,443,207

		103,005,002

	Trading Companies & Distributors 3.3%
393,314	SiteOne Landscape Supply, Inc.*	30,300,910
445,393	WESCO International, Inc.*	27,636,636

		57,937,546

	Trucking 2.9%
1,099,266	Knight-Swift Transportation Holdings, Inc.	50,577,229

	Total Common Stocks (cost $1,030,485,360)	1,647,682,334

	PREFERRED STOCKS 2.6%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	305,627
161,519	Nanosys, Inc., Series E Pfd.* *** †	189,058

		494,685

	Oil & Gas Equipment & Services 0.9%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd., 0.49%*** †	15,350,001

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Systems Software 1.7%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	$6,397,861
33,296	DocuSign, Inc., Series B Pfd.* *** †	909,314
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	272,390
23,905	DocuSign, Inc., Series D Pfd.* *** †	652,846
618,152	DocuSign, Inc., Series E Pfd.* *** †	16,881,731
157,124	DocuSign, Inc., Series F Pfd.* *** †	4,291,057

		29,405,199

	Total Preferred Stocks (cost $34,472,294)	45,249,885

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	1,952,685
	Greenspring Global Partners III-B, L.P.* *** †	1,055,562

		3,008,247

	Total Limited Partnership Interest (cost $2,707,239)	3,008,247

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.9%

	Repurchase Agreement 2.9%
$51,521,965	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $54,315,000 of United States Treasury Notes 2.000% due 5/31/24; value: $52,556,986; repurchase proceeds: $51,523,568 (cost $51,521,965)	$51,521,965

	Total Short-Term Investments (cost $51,521,965)	51,521,965

	Total Investments (cost $1,119,186,858) 99.9%§	1,747,462,431

	Other Assets less Liabilities 0.1%	1,256,332

	NET ASSETS 100.0%	$1,748,718,763

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 4.56%.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.5
Ireland	3.4
Israel	1.1
Netherlands	1.5
United Arab Emirates	1.7
United Kingdom	4.7
United States	86.1

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Aerospace & Defense 2.5%
136,605	HEICO Corp., Class A	$9,692,125

	Airlines 1.7%
37,995	Allegiant Travel Co.	6,556,037

	Apparel Retail 0.5%
458,267	J.Jill, Inc.*	2,025,540

	Application Software 1.9%
98,815	Ebix, Inc.	7,361,718

	Asset Management & Custody Banks 1.8%
189,785	Hamilton Lane, Inc., Class A	7,065,696

	Auto Parts & Equipment 2.4%
140,230	Dorman Products, Inc.*	9,284,628

	Automotive Retail 6.1%
88,111	Lithia Motors, Inc., Class A	8,856,918
279,508	Monro, Inc.	14,981,629

		23,838,547

	Commercial Printing 2.3%
57,371	Cimpress N.V.*	8,875,294

	Consumer Electronics 1.7%
546,866	ZAGG, Inc.*	6,671,765

	Consumer Finance 1.7%
20,683	Credit Acceptance Corp.*	6,833,870

	Data Processing & Outsourced Services 3.6%
179,494	Euronet Worldwide, Inc.*	14,165,666

	Diversified Banks 1.1%
1,624,218	City Union Bank Ltd. (India)	4,312,469

	Diversified Support Services 2.4%
184,588	Copart, Inc.*	9,401,067

	Electronic Manufacturing Services 1.5%
188,568	Fabrinet*	5,917,264

	Health Care Facilities 2.8%
411,833	Ensign Group, Inc. (The)	10,831,208

	Health Care REITs 1.5%
321,778	Sabra Health Care REIT, Inc.	5,679,382

	Health Care Services 2.0%
125,178	LHC Group, Inc.*	7,705,958

	Home Furnishing Retail 2.5%
279,595	Sleep Number Corp.*	9,827,764

	Homebuilding 1.5%
80,903	LGI Homes, Inc.*	5,709,325

	Hotel & Resort REITs 1.9%
540,446	Summit Hotel Properties, Inc.	7,355,470

	Industrial Machinery 4.7%
274,368	Altra Industrial Motion Corp.	12,607,210
60,095	Kadant, Inc.	5,678,977

		18,286,187

	Industrial REITs 2.2%
568,353	Monmouth Real Estate Investment Corp.	8,548,029

	Internet Software & Services 1.4%
28,030	Stamps.com, Inc.*	5,635,432

	IT Consulting & Other Services 2.3%
567,176	Hackett Group, Inc. (The)	9,108,847

Shares		Value

	Life Sciences Tools & Services 2.0%
66,253	ICON plc* (Ireland)	$7,827,129

	Mortgage REITs 4.9%
1,178,364	Arbor Realty Trust, Inc.	10,393,170
1,143,977	MFA Financial, Inc.	8,614,147

		19,007,317

	Oil & Gas Equipment & Services 1.4%
202,791	Oil States International, Inc.*	5,313,124

	Oil & Gas Exploration & Production 2.7%
387,359	Earthstone Energy, Inc., Class A*	3,920,073
2,422,751	Gran Tierra Energy, Inc.* (Colombia)	6,759,475

		10,679,548

	Personal Products 1.8%
93,379	Nu Skin Enterprises, Inc., Class A	6,882,966

	Property & Casualty Insurance 2.2%
388,948	Atlas Financial Holdings, Inc.*	4,025,612
116,894	HCI Group, Inc.	4,460,675

		8,486,287

	Regional Banks 12.3%
352,245	First of Long Island Corp. (The)	9,669,125
87,772	Metropolitan Bank Holding Corp.*	3,696,079
149,251	Prosperity Bancshares, Inc.	10,840,100
193,669	Republic First Bancorp, Inc.*	1,684,920
405,742	State Bank Financial Corp.	12,176,318
182,642	Webster Financial Corp.	10,118,367

		48,184,909

	Restaurants 1.2%
244,522	Fiesta Restaurant Group, Inc.*	4,523,657

	Semiconductors 1.5%
216,463	Tower Semiconductor Ltd.* (Israel)	5,825,019

	Specialized REITs 2.1%
327,715	National Storage Affiliates Trust	8,219,092

	Specialty Chemicals 2.3%
129,165	Innospec, Inc.	8,860,719

	Thrifts & Mortgage Finance 2.2%
212,536	BofI Holding, Inc.*	8,614,084

	Trading Companies & Distributors 2.6%
165,968	WESCO International, Inc.*	10,298,314

	Trucking 4.7%
252,147	Knight-Swift Transportation Holdings, Inc.	11,601,283
46,705	Old Dominion Freight Line, Inc.	6,864,234

		18,465,517

	Total Common Stocks (cost $298,557,254)	381,876,970

	LIMITED PARTNERSHIP INTEREST 0.9%

	Oil & Gas Storage & Transportation 0.9%
125,462	Delek Logistics Partners L.P.	3,556,848

	Total Limited Partnership Interest (cost $4,353,289)	3,556,848

MARCH 31, 2018 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$8,282,068	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $8,735,000 of United States Treasury Notes 2.000% due 5/31/24; value: $8,452,274; repurchase proceeds: $8,282,326 (cost $8,282,068)	$8,282,068

	Total Short-Term Investments (cost $8,282,068)	8,282,068

	Total Investments (cost $311,192,611) 100.9%§	393,715,886

	Liabilities less Other Assets (0.9%)	(3,385,082)

	NET ASSETS 100.0%	$390,330,804

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.10%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Colombia	1.8
India	1.1
Ireland	2.0
Israel	1.5
United States	93.6

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 72.6%

	Air Freight & Logistics 1.3%
2,800	FedEx Corp.	$672,308

	Apparel Retail 1.3%
8,605	Ross Stores, Inc.	671,018

	Asset Management & Custody Banks 7.3%
71,788	Alcentra Capital Corp.	499,645
3,050	Ameriprise Financial, Inc.	451,217
74,606	Ares Capital Corp.	1,183,997
59,913	Medallion Financial Corp.*	278,595
53,600	Solar Capital Ltd.	1,088,616
34,621	Triangle Capital Corp.	385,332

		3,887,402

	Broadcasting 1.2%
12,860	CBS Corp., Class B	660,875

	Cable & Satellite 4.6%
63,700	Comcast Corp., Class A	2,176,629
1,000	Naspers Ltd., Class N (South Africa)	244,713

		2,421,342

	Consumer Finance 0.9%
6,489	Discover Financial Services	466,754

	Data Processing & Outsourced Services 7.6%
12,285	MasterCard, Inc., Class A	2,151,841
15,725	Visa, Inc., Class A	1,881,024

		4,032,865

	Diversified REITs 2.5%
91,000	Colony NorthStar, Inc., Class A	511,420
355,714	Star Asia Capital Corp Ltd.* *** †	811,028

		1,322,448

	Drug Retail 4.4%
14,672	CVS Health Corp.	912,745
21,879	Walgreens Boots Alliance, Inc.	1,432,418

		2,345,163

	Financial Exchanges & Data 0.3%
1,091	MSCI, Inc., Class A	163,072
300	OTC Markets Group, Inc.	8,040

		171,112

	Health Care Distributors 0.5%
1,847	McKesson Corp.	260,187

	Home Improvement Retail 2.5%
7,500	Home Depot, Inc. (The)	1,336,800

	Hotels, Resorts & Cruise Lines 1.5%
40,158	Extended Stay America, Inc.**	793,924

	Industrial Conglomerates 0.6%
19,570	General Electric Co.	263,804
436	Siemens AG (Germany)	55,632

		319,436

	Industrial Machinery 1.0%
3,500	Snap-on, Inc.	516,390

	Integrated Oil & Gas 3.2%
49,854	Suncor Energy, Inc. (Canada)	1,721,585

	IT Consulting & Other Services 2.0%
13,250	Cognizant Technology Solutions Corp., Class A	1,066,625

Shares		Value

	Managed Health Care 2.3%
5,640	UnitedHealth Group, Inc.	$1,206,960

	Mortgage REITs 8.9%
121,990	Arbor Realty Trust, Inc.	1,075,952
13,650	Blackstone Mortgage Trust, Inc., Class A	428,883
33,000	Granite Point Mortgage Trust, Inc.	545,820
82,400	Great Ajax Corp.	1,116,520
41,092	Resource Capital Corp.	390,785
56,700	Starwood Property Trust, Inc.	1,187,865

		4,745,825

	Movies & Entertainment 0.6%
3,250	Walt Disney Co. (The)	326,430

	Personal Products 3.4%
8,200	Herbalife Ltd.*	799,254
13,871	Nu Skin Enterprises, Inc., Class A	1,022,431

		1,821,685

	Railroads 2.6%
19,167	Canadian National Railway Co. (Canada)	1,400,834

	Retail REITs 1.3%
4,285	Simon Property Group, Inc.	661,390

	Semiconductor Equipment 2.5%
10,500	BE Semiconductor Industries N.V. (Netherlands)	1,077,093
170,000	Micro-Mechanics Holdings Ltd. (Singapore)	264,741

		1,341,834

	Semiconductors 5.2%
18,400	Microchip Technology, Inc.	1,681,024
24,515	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,072,776

		2,753,800

	Specialty Stores 2.0%
16,800	Tractor Supply Co.	1,058,736

	Technology Hardware, Storage & Peripherals 0.0%
81	Apple, Inc.	13,590

	Trading Companies & Distributors 1.1%
5,230	MSC Industrial Direct Co., Inc., Class A	479,643
299	W.W. Grainger, Inc.	84,399

		564,042

	Total Common Stocks (cost $32,151,247)	38,561,360

	RIGHTS 0.1%

	Personal Products 0.1%
14,761	Herbalife Ltd. CVR* *** †	57,821

	Total Rights (cost $0)	57,821

	LIMITED PARTNERSHIP INTEREST 6.5%

	Asset Management & Custody Banks 2.7%
48,500	Ares Management L.P.	1,037,900
6,500	Blackstone Group L.P. (The)	207,675
10,094	KKR & Co. L.P.	204,908

		1,450,483

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 3.8%
30,300	Golar LNG Partners L.P.	$518,433
25,771	Magellan Midstream Partners L.P.	1,503,738

		2,022,171

	Total Limited Partnership Interest (cost $3,944,772)	3,472,654

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 1.0%

	Asset Management & Custody Banks 1.0%
36,500	Ellington Financial, LLC	540,565

	Total Limited Liability Company Membership Interest (cost $555,461)	540,565

	EXCHANGE-TRADED FUNDS 5.8%

	Asset Management & Custody Banks 5.8%
36,500	iShares 1-3 Year Treasury Bond ETF	3,049,940

	Total Exchange-Traded Funds (cost $3,046,272)	3,049,940

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.3%

	Repurchase Agreement 13.3%
$7,041,530	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $7,315,000 of United States Treasury Notes 2.250% due 10/31/24; value: $7,182,723; repurchase proceeds: $7,041,749 (cost $7,041,530)	$7,041,530

	Total Short-Term Investments (cost $7,041,530)	7,041,530

	Total Investments (cost $46,739,282) 99.3%§	52,723,870

	Other Assets less Liabilities 0.7%	365,442

	NET ASSETS 100.0%	$53,089,312

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.09%.

ADR American Depositary Receipt.

CVR Contingent Value Right.

ETF Exchange-Traded Fund.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	6.8
Germany	0.1
Netherlands	2.4
Singapore	0.6
South Africa	0.5
Taiwan	2.4
United States	87.2

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.9%

	Application Software 9.4%
23,872	HubSpot, Inc.*	$2,585,338
72,392	Paylocity Holding Corp.*	3,708,642
16,442	Ultimate Software Group, Inc. (The)*	4,006,915
47,407	Zendesk, Inc.*	2,269,373

		12,570,268

	Automotive Retail 1.2%
30,012	Monro, Inc.	1,608,643

	Biotechnology 12.2%
8,071	Atara Biotherapeutics, Inc.*	314,769
67,318	Bellicum Pharmaceuticals, Inc.*	441,606
134,601	ChemoCentryx, Inc.*	1,830,574
96,489	Cytokinetics, Inc.*	694,721
25,386	Denali Therapeutics, Inc.*	499,850
16,165	Esperion Therapeutics, Inc.*	1,169,215
65,177	Exact Sciences Corp.*	2,628,588
14,120	Flexion Therapeutics, Inc.*	316,429
335,618	Idera Pharmaceuticals, Inc.*	617,537
282,361	Infinity Pharmaceuticals, Inc.*	592,958
242,625	Inovio Pharmaceuticals, Inc.*	1,142,764
37,945	MacroGenics, Inc.*	954,696
112,415	Sangamo Therapeutics Inc.*	2,135,885
31,185	Seattle Genetics, Inc.*	1,632,223
60,427	Selecta Biosciences, Inc.*	615,751
67,700	Unum Therapeutics, Inc.*	752,147

		16,339,713

	Building Products 3.4%
58,325	AAON, Inc.	2,274,675
21,260	Trex Co., Inc.*	2,312,450

		4,587,125

	Communications Equipment 1.2%
9,105	Palo Alto Networks, Inc.*	1,652,740

	Department Stores 1.8%
82,194	V-Mart Retail Ltd. (India)	2,387,985

	Diversified Banks 1.5%
734,360	City Union Bank Ltd. (India)	1,949,803

	Electronic Manufacturing Services 0.9%
5,321	IPG Photonics Corp.*	1,241,815

	Environmental & Facilities Services 2.1%
40,156	Waste Connections, Inc.	2,880,791

	General Merchandise Stores 1.5%
34,426	Ollie’s Bargain Outlet Holdings, Inc.*	2,075,888

	Health Care Equipment 7.9%
78,306	AtriCure, Inc.*	1,606,839
50,151	Glaukos Corp.*	1,546,155
18,917	Insulet Corp.*	1,639,726
273,598	Oxford Immunotec Global plc*	3,406,295
473,639	Tandem Diabetes Care, Inc.*	2,349,250

		10,548,265

	Health Care Services 0.9%
91,204	Dr. Lal PathLabs Ltd. (India)	1,213,024

	Health Care Technology 1.5%
27,593	Veeva Systems, Inc., Class A*	2,014,841

	Homebuilding 3.2%
22,796	Installed Building Products, Inc.*	1,368,900
40,503	LGI Homes, Inc.*	2,858,296

		4,227,196

Shares		Value

	Industrial Machinery 4.3%
26,550	Barnes Group, Inc.	$1,590,080
141,860	Kornit Digital Ltd.* (Israel)	1,829,994
20,126	Proto Labs, Inc.*	2,365,811

		5,785,885

	Industrial REITs 1.4%
128,506	Monmouth Real Estate Investment Corp.	1,932,730

	Internet & Direct Marketing Retail 3.2%
50,030	MakeMyTrip Ltd.* (India)	1,736,041
23,328	Wayfair, Inc., Class A*	1,575,340
5,495	zooplus AG* (Germany)	1,001,577

		4,312,958

	Internet Software & Services 4.6%
90,695	Box, Inc., Class A*	1,863,782
30,608	Cornerstone OnDemand, Inc.*	1,197,079
46,685	Instructure, Inc.*	1,967,773
49,913	Reis, Inc.	1,070,634

		6,099,268

	IT Consulting & Other Services 0.9%
20,373	InterXion Holding N.V.* (Netherlands)	1,265,367

	Managed Health Care 1.7%
38,383	HealthEquity, Inc.*	2,323,707

	Oil & Gas Equipment & Services 1.0%
24,950	Oil States International, Inc.*	653,690
37,371	Solaris Oilfield Infrastructure, Inc.*	618,864

		1,272,554

	Packaged Foods & Meats 2.8%
228,802	Freshpet, Inc.*	3,763,793

	Pharmaceuticals 1.2%
74,781	Intra-Cellular Therapies, Inc.*	1,574,140

	Regional Banks 9.1%
38,756	Bank of the Ozarks, Inc.	1,870,752
42,117	Eagle Bancorp, Inc.*	2,520,703
55,676	Esquire Financial Holdings, Inc.*	1,358,494
65,887	Metro Bank plc* (United Kingdom)	3,245,901
27,338	Pinnacle Financial Partners, Inc.	1,755,100
160,562	Republic First Bancorp, Inc.*	1,396,889

		12,147,839

	Restaurants 2.4%
44,964	Chuy’s Holdings, Inc.*	1,178,057
118,225	Habit Restaurants, Inc. (The)*	1,040,380
69,679	Zoe’s Kitchen, Inc.*	1,006,165

		3,224,602

	Semiconductor Equipment 1.2%
132,481	PDF Solutions, Inc.*	1,544,728

	Semiconductors 3.8%
63,533	Inphi Corp.*	1,912,343
18,107	Monolithic Power Systems, Inc.	2,096,247
13,668	NVE Corp.	1,135,948

		5,144,538

	Specialty Chemicals 1.6%
19,176	Balchem Corp.	1,567,638
411,433	EcoSynthetix, Inc.* (Canada)	616,343

		2,183,981

	Specialty Stores 1.2%
22,232	Five Below, Inc.*	1,630,495

	Systems Software 1.7%
30,534	Qualys, Inc.*	2,221,348

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Trucking 1.1%
31,152	Knight-Swift Transportation Holdings, Inc.	$1,433,304

	Total Common Stocks (cost $86,934,561)	123,159,334

	LIMITED PARTNERSHIP INTEREST 2.1%

	Asset Management & Custody Banks 2.1%
	Greenspring Global Partners II-B, L.P.* *** †	1,757,409
	Greenspring Global Partners III-B, L.P.* *** †	1,055,562

		2,812,971

	Total Limited Partnership Interest (cost $2,513,851)	2,812,971

	PREFERRED STOCKS 0.9%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	76,407
40,380	Nanosys, Inc., Series E Pfd.* *** †	47,265

		123,672

	Oil & Gas Equipment & Services 0.8%
435,920	Drilling Info Holdings, Inc., 0.49%, Series B Pfd.*** †	1,150,000

	Total Preferred Stocks (cost $1,466,790)	1,273,672

	WARRANTS 0.2%

	Health Care Equipment 0.2%
60,000	Tandem Diabetes Care, Inc., expiring 4/17/2018* *** †	87,798
60,000	Tandem Diabetes Care, Inc., expiring 10/17/2022* *** †	155,636

		243,434

	Total Warrants (cost $64,989)	243,434

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.4%

	Repurchase Agreement 6.4%
$8,560,764	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $9,025,000 of United States Treasury Notes 2.000% due 5/31/24; value: $8,732,888; repurchase proceeds: $8,561,030 (cost $8,560,764)	$8,560,764

	Total Short-Term Investments (cost $8,560,764)	8,560,764

	Total Investments (cost $99,540,955) 101.5%§	136,050,175

	Liabilities less Other Assets (1.5%)	(2,022,623)

	NET ASSETS 100.0%	$134,027,552

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 7.31%.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	0.5
Germany	0.8
India	5.7
Israel	1.4
Netherlands	1.0
United Kingdom	2.6
United States	88.0

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 82.9%

	Aerospace & Defense 2.2%
260,120	Avon Rubber plc (United Kingdom)	$4,634,847

	Agricultural Products 3.7%
16,800	Kaneko Seeds Co. Ltd. (Japan)	248,515
8,000,000	PT BISI International Tbk (Indonesia)	1,147,630
34,000	Sakata Seed Corp. (Japan)	1,203,045
60,000	Vilmorin & Cie S.A. (France)	5,221,864

		7,821,054

	Airport Services 0.4%
73,800	AGP Corp. (Japan)	817,033

	Alternative Carriers 3.9%
850,000	Gamma Communications plc (United Kingdom)	8,347,854

	Application Software 0.6%
1,000,000	EVR Holdings plc* (United Kingdom)	162,748
165,000	Tracsis plc (United Kingdom)	1,197,918

		1,360,666

	Biotechnology 1.7%
3,999,000	BBI Life Sciences Corp. (China)	1,730,265
54,063	Bioventix plc (United Kingdom)	1,972,111

		3,702,376

	Broadcasting 1.0%
20,000,000	PT Media Nusantara Citra Tbk (Indonesia)	2,067,689

	Computer & Electronics Retail 1.8%
9,491,636	GAME Digital plc‡‡ (United Kingdom)	3,810,408

	Construction Machinery & Heavy Trucks 0.3%
31,900	Morita Holdings Corp. (Japan)	603,793

	Consumer Electronics 5.2%
90,000	Roku, Inc.*	2,799,000
150,000	Sony Corp. (Japan)	7,254,358
561,318	Sprue Aegis plc (United Kingdom)	1,098,604

		11,151,962

	Electrical Components & Equipment 2.3%
300,000	Enphase Energy, Inc.*	1,371,000
1,000,000	FineTek Co. Ltd. (Taiwan)	3,566,897

		4,937,897

	Electronic Equipment & Instruments 3.9%
10,000	Barco N.V. (Belgium)	1,232,802
1,000,000	Catapult Group International Ltd.* (Australia)	925,814
1,819,126	Eroad Ltd.* (New Zealand)	5,054,195
4,000	V Technology Co. Ltd. (Japan)	1,146,563

		8,359,374

	Fertilizers & Agricultural Chemicals 1.0%
45,000	Nutrien Ltd. (Canada)	2,126,700

	Financial Exchanges & Data 0.4%
260,415	Infront ASA* (Norway)	930,196

	Food Distributors 1.9%
117,000	Kato Sangyo Co. Ltd. (Japan)	4,095,907

	Food Retail 2.1%
800,000	Majestic Wine plc (United Kingdom)	4,467,154

Shares		Value

	Health Care Facilities 1.2%
90,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	$2,592,453

	Health Care Services 3.3%
180,000	Miraca Holdings, Inc. (Japan)	7,028,805

	Health Care Supplies 9.8%
800,000	Advanced Medical Solutions Group plc (United Kingdom)	3,549,538
100,000	Guerbet (France)	7,961,009
159,400	Menicon Co. Ltd. (Japan)	3,960,844
60,000	Sartorius Stedim Biotech (France)	5,416,600

		20,887,991

	Health Care Technology 3.8%
50,000	Cegedim S.A.* (France)	2,307,093
125,000	Computer Programs and Systems, Inc.	3,650,000
70,000	Nexus AG (Germany)	2,188,930

		8,146,023

	Home Entertainment Software 5.0%
11,000	Nintendo Co. Ltd. (Japan)	4,844,321
50,000	Square Enix Holdings Co. Ltd. (Japan)	2,288,426
37,079	Take-Two Interactive Software, Inc.*	3,625,585

		10,758,332

	Home Improvement Retail 0.5%
800,000	Italtile Ltd. (South Africa)	1,003,484

	Household Appliances 2.1%
48,000	SodaStream International Ltd.* (Israel)	4,407,840

	Hypermarkets & Super Centers 2.6%
30,000	Costco Wholesale Corp.	5,652,900

	Industrial Machinery 2.8%
250,000	Golden Friends Corp. (Taiwan)	514,456
50,000	Sansei Technologies, Inc. (Japan)	566,233
3,300,000	Skellerup Holdings Ltd. (New Zealand)	4,351,972
250,000	Yungtay Engineering Co. Ltd. (Taiwan)	483,589

		5,916,250

	Internet & Direct Marketing Retail 0.1%
200,000	AO World plc* (United Kingdom)	324,374

	Internet Software & Services 0.9%
2,500,000	nearmap Ltd.* (Australia)	1,857,020

	Leisure Facilities 0.9%
2,000,000	Goals Soccer Centres plc* (United Kingdom)	2,034,351

	Leisure Products 5.0%
148,000	Bandai Namco Holdings, Inc. (Japan)	4,861,238
2,500,000	Photo-Me International plc (United Kingdom)	5,773,348

		10,634,586

	Movies & Entertainment 3.5%
82,577	AFC Ajax N.V. (Netherlands)	1,067,123
160,000	Borussia Dortmund GmbH & Co. KGaA (Germany)	1,007,225
3,300	Celtic plc* (United Kingdom)	6,065
2,300,000	Juventus Football Club S.p.A.* (Italy)	1,829,450
110,000	Toho Co. Ltd. (Japan)	3,649,265

		7,559,128

	Packaged Foods & Meats 0.5%
1,500,000	Juhayna Food Industries (Egypt)	977,863

	Pharmaceuticals 0.0%
25,623	SwedenCare AB* (Sweden)	104,795

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Publishing 3.0%
200,000	New York Times Co. (The)	$4,820,000
106,882	Proto Corp. (Japan)	1,672,464

		6,492,464

	Research & Consulting Services 1.0%
400,000	Sporton International, Inc. (Taiwan)	2,195,013

	Semiconductor Equipment 0.2%
220,200	Micro-Mechanics Holdings Ltd. (Singapore)	342,918

	Specialty Chemicals 0.2%
405,280	Polygiene AB* (Sweden)	469,997

	Specialty Stores 1.8%
30,400	Fenix Outdoor International AG (Switzerland)	3,779,992

	Technology Hardware, Storage & Peripherals 1.3%
100,000	Mimaki Engineering Co. Ltd. (Japan)	742,446
87,000	Roland DG Corp. (Japan)	2,002,378

		2,744,824

	Wireless Telecommunication Services 1.0%
8,000,000	PT Sarana Menara Nusantara Tbk (Indonesia)	2,080,262

	Total Common Stocks (cost $155,420,547)	177,226,575

	RIGHTS 0.0%

	Personal Products 0.0%
19,023	Herbalife Ltd. CVR* *** †	74,515

	Total Rights (cost $0)	74,515

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	195,270

	Total Limited Partnership Interest (cost $196,712)	195,270

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.8%

	Repurchase Agreement 15.8%
$33,811,282	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $35,645,000 of United States Treasury Notes 2.000% due 5/31/24; value: $34,491,278; repurchase proceeds: $33,812,334 (cost $33,811,282)	$33,811,282

	Total Short-Term Investments (cost $33,811,282)	33,811,282

	Total Investments (cost $189,428,541) 98.8%§	211,307,642

	Other Assets less Liabilities 1.2%	2,643,228

	NET ASSETS 100.0%	$213,950,870

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 41.50%.

CVR Contingent Value Right.

See Notes to Financial Statements.

At March 31, 2018, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.6
Belgium	0.7
Canada	1.2
China	1.0
Egypt	0.5
France	11.8
Germany	1.8
Indonesia	3.0
Israel	2.5
Italy	1.0
Japan	27.9
Netherlands	0.6
New Zealand	5.3
Norway	0.5
Singapore	0.2
South Africa	0.6
Sweden	0.3
Switzerland	2.1
Taiwan	3.8
United Kingdom	21.1
United States	12.5

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments

Principal Amount		Value

	CORPORATE BONDS 52.5%

	Automobile Manufacturers 1.4%
$1,250,000	Ford Motor Credit Co., LLC, 5.75%, 2/1/21	$1,322,369

	Biotechnology 1.0%
1,000,000	Roche Holdings, Inc., 2.25%, 9/30/19†	994,865

	Computer Services 1.4%
1,350,000	Apple, Inc., 1.70%, 2/22/19	1,342,444

	Diversified Banks 10.5%
1,100,000	Bank of America Corp., 4.00%, 4/1/24 MTN	1,124,044
1,200,000	Citigroup, Inc., 3-month LIBOR + 0.550%, 2.494%, 8/25/36†††	1,050,000
1,000,000	Fulton Financial Corp., 3.60%, 3/16/22	990,245
1,000,000	HSBC Holdings plc, 3-month LIBOR + 2.240%, 4.287%, 3/8/21††† (United Kingdom)	1,050,396
1,250,000	PNC Bank NA, 3.80%, 7/25/23	1,265,923
1,250,000	Royal Bank of Canada, 2.20%, 9/23/19 (Canada)	1,242,775
1,100,000	Societe Generale S.A., 5.20%, 4/15/21† (France)	1,160,180
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,118,423
1,150,000	USB Capital IX, 3-month LIBOR + 1.020%, 3.50%, 4/30/18††† §§§	1,038,508

		10,040,494

	Diversified Financial Services 4.0%
1,600,000	General Electric Co., 4.65%, 10/17/21 MTN	1,670,553
1,250,000	General Electric Co., 3-month LIBOR + 3.330%, 5.00%, 1/21/21, Series D††† §§§	1,237,500
880,000	General Electric Co., 5.50%, 1/8/20 MTN	915,262

		3,823,315

	E-Commerce/Products 1.3%
1,250,000	Alibaba Group Holding Ltd., 3.125%, 11/28/21 (Cayman Islands)	1,247,195

	Enterprise Software & Services 1.2%
1,100,000	CA, Inc., 3.60%, 8/15/22	1,109,735

	Insurance 5.1%
1,000,000	Allstate Corp. (The), 3-month LIBOR + 1.935%, 3.774%, 5/15/67†††	985,000
1,150,000	Aspen Insurance Holdings Ltd., 4.65%, 11/15/23 (Bermuda)	1,188,515
1,421,000	Athene Global Funding, 4.00%, 1/25/22†	1,438,574
1,275,000	Lincoln National Corp., 3-month LIBOR + 2.358%, 4.242%, 5/17/66†††	1,230,579

		4,842,668

	Integrated Telecommunication Services 2.5%
1,000,000	Crown Castle Towers, LLC, 4.883%, 8/15/40†	1,034,972
1,250,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,348,611

		2,383,583

	Internet & Direct Marketing Retail 1.1%
1,000,000	eBay, Inc., 3-month LIBOR + 0.870%, 2.637%, 1/30/23†††	1,007,156

Principal Amount		Value

	Investment Banking & Brokerage 7.0%
$ 1,820,000	Goldman Sachs Group, Inc. (The), 3-month LIBOR + 1.750%, 3.51%, 10/28/27 MTN†††	$1,905,813
1,250,000	JPMorgan Chase & Co., 3-month LIBOR + 1.230%, 2.971%, 10/24/23†††	1,268,372
1,000,000	JPMorgan Chase & Co., 3.25%, 9/23/22	997,040
1,250,000	Morgan Stanley, 3-month LIBOR + 1.400%, 3.141%, 10/24/23 MTN†††	1,278,362
1,200,000	Morgan Stanley, 4.875%, 11/1/22	1,257,433

		6,707,020

	Office Furnishings 1.4%
1,250,000	Steelcase, Inc., 6.375%, 2/15/21	1,345,317

	Oil & Gas Refining & Marketing 1.0%
1,000,000	Phillips 66, 3-month LIBOR + 0.750%, 2.472%, 4/15/20† †††	1,001,069

	Oil Companies—Integrated 1.6%
1,500,000	BP Capital Markets plc, 3.245%, 5/6/22 (United Kingdom)	1,502,821

	Pharmaceuticals 0.8%
575,000	Pharmacia, LLC, 6.75%, 12/15/27	718,217

	Pipelines 1.0%
1,000,000	Enterprise Products Operating, LLC, 3-month LIBOR + 2.778%, 4.784%, 6/1/67†††	996,250

	Property & Casualty Insurance 1.0%
1,000,000	XLIT Ltd., 3-month LIBOR + 2.458%, 4.179%, 4/30/18, Series E††† §§§ (Cayman Islands)	992,500

	Residential REITs 2.5%
1,200,000	AvalonBay Communities, Inc., 4.20%, 12/15/23 MTN	1,245,099
1,055,000	EPR Properties, 5.75%, 8/15/22	1,127,184

		2,372,283

	Semiconductor Equipment 1.1%
1,000,000	Applied Materials, Inc., 4.30%, 6/15/21	1,038,614

	Semiconductors 1.5%
1,400,000	QUALCOMM, Inc., 3-month LIBOR + 0.730%, 2.497%, 1/30/23†††	1,388,021

	Super-Regional Banks—U.S. 1.3%
1,250,000	Wells Fargo & Co., 4.125%, 8/15/23	1,267,739

	Technology Hardware, Storage & Peripherals 1.7%
1,600,000	Dell International, LLC / EMC Corp., 4.42%, 6/15/21†	1,641,229

	Trucking & Leasing 1.1%
1,000,000	Aviation Capital Group Corp., 6.75%, 4/6/21†	1,100,100

	Total Corporate Bonds (cost $50,387,669)	50,185,004

MARCH 31, 2018 (UNAUDITED)

Principal Amount		Value

	ASSET-BACKED SECURITIES 16.7%

$ 995,000	Applebee’s Funding, LLC / IHOP Funding, LLC, 4.277%, 9/5/44, Series 2014-1, Class A2†	$976,613
1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	989,157
2,000,000	Citibank Credit Card Issuance Trust, 1-month LIBOR + 0.770%, 2.535%, 5/14/29, Series 2017-A6, Class A6†††	2,019,753
1,951,852	Cronos Containers Program I Ltd., 3.27%, 11/18/29, Series 2014-2A, Class A† (Bermuda)	1,936,622
1,393,000	Domino’s Pizza Master Issuer, LLC, 3-month LIBOR + 1.250%, 2.995%, 7/25/47, Series 2017-1A, Class A2I† †††	1,404,534
1,050,000	Element Rail Leasing I, LLC, 3.668%, 4/19/44, Series 2014-1A, Class A2†	1,052,485
1,268,675	Fairway Outdoor Funding, LLC, 4.212%, 10/15/42, Series 2012-1A, Class A2†	1,272,874
918,728	Global SC Finance IV Ltd., 3.85%, 4/15/37, Series 2017-1A, Class A†	914,268
1,000,000	Hertz Vehicle Financing, LLC 2016-2, 2.95%, 3/25/22, Series 2016-2A, Class A†	989,817
955,000	HOA Funding, LLC, 5.50%, 8/20/44, Series 2015-1A, Class A2†	929,530
1,000,000	Scala Funding Co., LLC, 3.91%, 2/15/21, Series 2016-1, Class A*** †	968,438
1,130,014	Shenton Aircraft Investment I Ltd., 4.75%, 10/15/42, Series 2015-1A, Class A† (Cayman Islands)	1,162,662
1,278,975	Spirit Master Funding, LLC, 5.37%, 7/20/40, Series 2014-1A, Class A2†	1,314,093

	Total Asset-Backed Securities (cost $16,097,464)	15,930,846

	MORTGAGE-BACKED SECURITIES 10.9%

896,591	Federal Home Loan Mortgage Corp., 12-month LIBOR + 1.816%, 2.693%, 1/1/43, Series 840522†††	934,770
1,297,905	Federal Home Loan Mortgage Corp., 3.50%, 2/1/32, Series G18637	1,324,650
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	978,483
1,617,432	Federal National Mortgage Assoc., 3.00%, 3/1/29, Series AL4936	1,621,126
1,477,477	Federal National Mortgage Assoc., 3.003%, 3/1/48, Series BM3571†††	1,474,772
851,165	Federal National Mortgage Assoc., 12-month LIBOR + 1.455%, 3.07%, 4/1/44, Series AL9804†††	876,241
987,915	Federal National Mortgage Assoc., 12-month LIBOR + 1.600%, 3.112%, 5/1/47, Series BH0393†††	988,198
1,067,487	Federal National Mortgage Assoc., 3.50%, 9/1/32, Series AP8284	1,086,285
1,154,786	Government National Mortgage Assoc., 3.87%, 10/15/36, Series AO0029	1,184,870

	Total Mortgage-Backed Securities (cost $10,675,165)	10,469,395

Principal Amount		Value

	U.S. TREASURY NOTES 7.0%

$ 1,500,000	U.S. Treasury Note, 1.816%, 10/31/19†††	$1,500,889
1,100,000	U.S. Treasury Note, 2.625%, 8/15/20	1,106,918
2,500,000	U.S. Treasury Note, 3.625%, 8/15/19	2,546,680
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,536,797

	Total U.S. Treasury Notes (cost $6,766,210)	6,691,284

	MUNICIPAL BONDS 3.2%

500,000	Iowa Student Loan Liquidity Corp., 2.86%, 12/1/22, Series A-2	490,370
1,325,000	Municipal Electric Authority of Georgia, 4.03%, 1/1/20, Series A	1,339,045
1,200,000	State of New York Mortgage Agency, 3.653%, 4/1/23, Series 172	1,224,612

	Total Municipal Bonds (cost $3,077,162)	3,054,027

	U.S. GOVERNMENT AGENCY SECURITIES 2.2%

1,000,000	Federal Farm Credit Banks, 4.95%, 12/16/19	1,044,431
1,000,000	Tennessee Valley Authority, 3.875%, 2/15/21	1,038,464

	Total U.S. Government Agency Securities (cost $2,123,332)	2,082,895

	COMMERCIAL MORTGAGE-BACKED SECURITIES 2.8%

	Agency Collat PAC 2.8%
1,600,000	Citigroup Commercial Mortgage Trust 2012-GC8, Series 2012-GC8, Class B†	1,634,419
1,000,000	GS Mortgage Securities Trust 2013-GC13, Series 2013-GC13, Class AS† †††	1,029,367

		2,663,786

	Total Commercial Mortgage-Backed Securities (cost $2,734,698)	2,663,786

	U.S. TREASURY INFLATION-PROTECTED SECURITIES 2.1%

905,250	Treasury Inflation-Protected Security, 2.00%, 1/15/26	999,607
981,138	Treasury Inflation-Protected Security, 2.125%, 1/15/19	998,372

	Total U.S. Treasury Inflation-Protected Securities (cost $2,013,034)	1,997,979

WASATCH -1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	U.S. TREASURY BONDS 1.2%

	Sovereign 1.2%
$ 1,100,000	U.S. Treasury Bond, 3.75%, 11/15/18	$1,111,430

	Total U.S. Treasury Bonds (cost $1,113,049)	1,111,430

	FOREIGN BONDS 1.0%

	Diversified Banks 1.0%
1,000,000	Export-Import Bank of Korea, 2.625%, 12/30/2020 (Korea)	984,347

	Total Foreign Bonds (cost $1,000,324)	984,347

	Total Investments (cost $95,988,107) 99.6%	95,170,993

	Other Assets less Liabilities 0.4%	367,186

	NET ASSETS 100.0%	$95,538,179

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

LIBOR London Interbank Offered Rate.

MTN Medium Term Note.

See Notes to Financial Statements.

At March 31, 2018, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	3.3
Canada	1.3
Cayman Islands	3.6
France	1.2
Korea	1.0
United Kingdom	2.7
United States	86.9

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Principal Amount		Value
	U.S. GOVERNMENT OBLIGATIONS 98.4%

$129,800,000	U.S. Treasury Bond, 2.25%, 8/15/46	$111,805,461
58,250,000	U.S. Treasury Bond, 2.50%, 2/15/45	53,187,256
8,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	8,238,125
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	16,105,395
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	20,324,944
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	37,212,738
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	77,438,038

	Total U.S. Government Obligations (cost $348,381,753)	324,311,957

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$ 5,098,090	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $5,375,000 of United States Treasury Notes 2.000% due 5/31/24; value: $5,201,027; repurchase proceeds: $5,098,249 (cost $5,098,090)	$5,098,090

	Total Short-Term Investments (cost $5,098,090)	5,098,090

	Total Investments (cost $353,479,843) 99.9%	329,410,047

	Other Assets less Liabilities 0.1%	380,550

	NET ASSETS 100.0%	$329,790,597

	See Notes to Financial Statements.

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,053,825,099	$199,114,536	$36,681,109
Repurchase agreements	24,177,779	—	—

	$1,078,002,878	$199,114,536	$36,681,109

Investments, at market value
Unaffiliated issuers	$1,721,902,139	$254,971,314	$48,642,336
Repurchase agreements	24,177,779	—	—

	1,746,079,918	254,971,314	48,642,336
Cash	1,970,168	—	—
Foreign currency on deposit (cost of $1, $2,443,559, $1, $28,904, $172,357, $5,714, $0 and $1,227,081, respectively)	1	2,437,536	1
Receivable for investment securities sold	8,361,911	373,481	—
Receivable from broker for securities options written	—	—	—
Capital shares receivable	1,002,394	239,451	24,500
Interest and dividends receivable	621,981	29,721	64,676
Prepaid expenses and other assets	77,721	45,599	20,997

Total Assets	1,758,114,094	258,097,102	48,752,510

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $0, $0, $31,963 and $0, respectively)	—	—	—
Bank overdraft	—	—	—
Payable for securities purchased	2,388,614	—	—
Capital shares payable	854,942	379,654	22,572
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,488,887	268,769	32,717
Accrued fund administration fees	24,374	2,539	41
Accrued expenses and other liabilities	321,453	61,385	33,823
Foreign capital gains taxes payable	171,815	1,985,563	44,425
Line of credit payable	—	743,824	146,400
Other payables	—	—	—

Total Liabilities	5,250,085	3,441,734	279,978

Net Assets	$1,752,864,009	$254,655,368	$48,472,532

Net Assets Consist of:
Capital stock	$245,859	$597,099	$42,683
Paid-in-capital in excess of par	1,007,784,891	197,884,866	44,092,382
Undistributed net investment income (loss)	(12,978,292)	(4,043,483)	(369,457)
Undistributed net realized gain (loss) on investments and foreign currency translations	89,905,895	6,353,312	(7,209,813)
Unrealized Appreciation (depreciation) on:
Investments	667,905,225	53,871,215	11,916,802
Options Written	—	—	—
Foreign currency translations	431	(7,641)	(65)

Net Assets	$1,752,864,009	$254,655,368	$48,472,532

Net Assets
Investor Class	1,281,052,133	225,213,867	15,788,907
Institutional Class	471,811,876	29,441,501	32,683,625

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	17,999,944	52,837,335	1,403,469
Institutional Class	6,585,930	6,872,582	2,864,802

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$71.17	$4.26	$11.25

Institutional Class	$71.64	$4.28	$11.41

[1]	Incudes U.S. dollars held in Zimbabwe. The position was fair valued during the period (see Note 12).

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$427,641,434	$125,512,015	$70,826,450	$147,364,200	$1,044,445,263
9,922,705	2,725,364	2,441,709	6,458,741	50,075,525

$437,564,139	$128,237,379	$73,268,159	$153,822,941	$1,094,520,788

$640,001,532	$166,102,354	$112,081,948	$160,898,004	$1,600,610,015
9,922,705	2,725,364	2,441,709	6,458,741	50,075,525

649,924,237	168,827,718	114,523,657	167,356,745	1,650,685,540
72,651	2,600,953 [1]	—	—	—
28,904	172,357	5,714	—	1,227,082
1,608,348	846,847	145,748	1,356,057	9,367,748
—	—	—	3	—
592,740	125,610	10,712	11,621	159,888
1,608,210	381,341	110,565	515,466	2,564,007
41,423	29,520	21,658	28,042	44,767

653,876,513	172,984,346	114,818,054	169,267,934	1,664,049,032

—	—	—	8,700	—
—	—	80,873	462,358	17,378,323
61,645	52,776	606,364	2,176,673	7,342,014
743,762	381,161	2,410	163,818	741,434
—	—	—	7,323	—
913,891	210,996	115,989	113,649	1,732,019
11,173	4,052	1,139	2,654	24,830
220,380	232,608	40,871	119,543	279,875
—	381,800	—	—	—
—	—	—	—	—
—	1,073,156	—	—	—

1,950,851	2,336,549	847,646	3,054,718	27,498,495

$651,925,662	$170,647,797	$113,970,408	$166,213,216	$1,636,550,537

$2,027,281	$573,412	$293,547	$190,949	$454,647
420,850,601	257,731,649	64,013,813	137,648,416	1,024,823,394
(8,897,187)	(5,015,464)	(1,375,170)	182,169	1,143,019
25,585,205	(121,615,745)	9,781,955	14,632,502	53,903,056

212,360,098	40,287,309	41,255,498	13,533,804	556,164,752
—	—	—	23,263	—
(336)	(1,313,364)	765	2,113	61,669

$651,925,662	$170,647,797	$113,970,408	$166,213,216	$1,636,550,537

375,772,132	142,076,023	103,678,872	161,825,757	740,380,752
276,153,530	28,571,774	10,291,536	4,387,459	896,169,785

117,018,845	47,787,712	26,706,124	18,590,178	20,587,139
85,709,231	9,553,509	2,648,588	504,720	24,877,594

$3.21	$2.97	$3.88	$8.70	$35.96

$3.22	$2.99	$3.89	$8.69	$36.02

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LONG/ SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$355,130,180	$62,109,169	$223,709,130
Repurchase agreements	18,365,249	3,729,660	32,894,481

	$373,495,429	$65,838,829	$256,603,611

Investments, at market value
Unaffiliated issuers	$506,965,266	$66,442,369	$339,041,162
Repurchase agreements	18,365,249	3,729,660	32,894,481

	525,330,515	70,172,029	371,935,643
Cash	—	—	—
Foreign currency on deposit (cost of $153,396, $0, $151,835, $36,201, $0, $0, $3 and $0, respectively)	153,396	—	151,835
Receivable for investment securities sold	2,278,502	—	489,149
Receivable from broker for securities sold short	—	18,772,964	—
Capital shares receivable	466,982	2,807	1,245,448
Interest and dividends receivable	819,130	381,802	115,014
Prepaid expenses and other assets	31,966	13,900	17,206

Total Assets	529,080,491	89,343,502	373,954,295

Liabilities:
Securities sold short, at value (proceeds of $0, $12,392,190, $0, $0, $0, $0, $0 and $0, respectively)	—	18,069,619	—
Bank overdraft	1,449,535	—	—
Payable for securities purchased	3,727,738	33,093	3,838,880
Capital shares payable	361,754	452,992	35,265
Payable to Trustees	—	135	—
Payable to Advisor	771,860	37,225	454,174
Accrued fund administration fees	6,776	6,395	4,597
Accrued expenses and other liabilities	188,167	73,916	46,302
Foreign capital gains taxes payable	—	—	—
Dividends payable on securities sold short	—	60,090	—

Total Liabilities	6,505,830	18,733,465	4,379,218

Net Assets	$522,574,661	$70,610,037	$369,575,077

Net Assets Consist of:
Capital stock	$1,475,197	$56,758	$459,596
Paid-in-capital in excess of par	374,789,891	234,255,738	220,175,347
Undistributed net investment income (loss)	(6,928,439)	(135,610)	(4,632,926)
Undistributed net realized gain (loss) on investments and foreign currency translations	1,392,839	(162,222,620)	38,241,127
Unrealized Appreciation on:
Investments	151,835,086	4,333,200	115,332,032
Securities sold short	—	(5,677,429)	—
Foreign currency translations	10,087	—	(99)

Net Assets	$522,574,661	$70,610,037	$369,575,077

Net Assets
Investor Class	268,264,556	60,269,644	369,575,077
Institutional Class	254,310,105	10,340,393	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	76,098,282	4,850,856	45,959,632
Institutional Class	71,421,378	824,929	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.53	$12.42	$8.04

Institutional Class	$3.56	$12.53	$—

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$171,052,022	$1,067,664,893	$302,910,543	$39,697,752	$90,980,191
15,171,597	51,521,965	8,282,068	7,041,530	8,560,764

$186,223,619	$1,119,186,858	$311,192,611	$46,739,282	$99,540,955

$237,996,441	$1,695,940,466	$385,433,818	$45,682,340	$127,489,411
15,171,597	51,521,965	8,282,068	7,041,530	8,560,764

253,168,038	1,747,462,431	393,715,886	52,723,870	136,050,175
340,909	—	—	32,391	—
36,201	—	—	7	—
926,976	12,568,868	1,076,427	210,518	—
—	—	—	—	—
98,004	624,855	81,360	—	49,153
136,425	287,452	437,403	156,559	5,632
43,432	50,158	38,801	19,990	19,993

254,749,985	1,760,993,764	395,349,877	53,143,335	136,124,953

—	—	—	—	—
—	—	—	—	—
4,710,591	8,963,991	4,471,669	—	1,933,367
23,795	1,365,736	125,393	2,066	7,794
—	—	—	—	—
320,802	1,483,990	332,092	27,422	111,742
2,984	27,641	4,990	139	1,219
57,805	433,643	84,929	24,396	43,279
11,654	—	—	—	—
—	—	—	—	—

5,127,631	12,275,001	5,019,073	54,023	2,097,401

$249,622,354	$1,748,718,763	$390,330,804	$53,089,312	$134,027,552

$741,316	$373,271	$501,892	$44,943	$61,245
175,385,542	935,696,782	292,196,165	51,451,334	90,969,590
(2,259,649)	(16,971,783)	392,543	(235,712)	(2,001,335)
8,821,536	204,894,227	14,716,929	(4,155,862)	11,755,214

66,932,765	624,723,299	82,523,275	5,984,588	33,243,472
—	—	—	—	—
844	2,967	—	21	(634)

$249,622,354	$1,748,718,763	$390,330,804	$53,089,312	$134,027,552

249,622,354	1,184,918,099	328,180,311	53,089,312	134,027,552
—	563,800,664	62,150,493	—	—

74,131,598	25,333,595	42,230,450	4,494,287	6,124,530
—	11,993,516	7,958,733	—	—

$3.37	$46.77	$7.77	$11.81	$21.88

$—	$47.01	$7.81	$—	$—

WASATCH FUNDS	MARCH 31, 2018 (UNAUDITED)

Statements of Assets and Liabilities (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$151,318,825	$95,988,107	$348,381,753
Affiliated issuers	4,298,434	—	—
Repurchase agreements	33,811,282	—	5,098,090

	$189,428,541	$95,988,107	$353,479,843

Investments, at market value
Unaffiliated issuers	$173,685,952	$95,170,993	$324,311,957
Affiliated issuers	3,810,408	—	—
Repurchase agreements	33,811,282	—	5,098,090

	211,307,642	95,170,993	329,410,047
Cash	39,613	—	—
Foreign currency on deposit (cost of $20, $0 and $0, respectively)	20	—	—
Receivable for investment securities sold	2,545,429	—	—
Capital shares receivable	22,281	2,102	155,310
Interest and dividends receivable	493,701	643,497	775,375
Prepaid expenses and other assets	40,813	13,256	26,822

Total Assets	214,449,499	95,829,848	330,367,554

Liabilities:
Bank overdraft	—	34,828	—
Payable for securities purchased	53,809	—	—
Capital shares payable	69,782	111,493	243,793
Dividends payable to shareholders	—	62,662	110,257
Payable to Advisor	288,392	44,875	135,651
Accrued fund administration fees	3,098	816	3,787
Accrued expenses and other liabilities	83,548	36,995	83,469

Total Liabilities	498,629	291,669	576,957

Net Assets	$213,950,870	$95,538,179	$329,790,597

Net Assets Consist of:
Capital stock	$98,440	$95,745	$206,158
Paid-in-capital in excess of par	170,192,154	96,441,093	369,139,783
Undistributed net investment income (loss)	(919,536)	193,488	57,868
Undistributed net realized gain (loss) on investments and foreign currency translations	22,978,036	(375,033)	(15,543,416)
Unrealized appreciation (depreciation) on:
Investments	21,595,898	(817,114)	(24,069,796)
Foreign currency translations	5,878	—	—

Net Assets	$213,950,870	$95,538,179	$329,790,597

Net Assets
Investor Class	208,808,584	95,538,179	329,790,597
Institutional Class	5,142,286	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	9,609,006	9,574,523	20,615,800
Institutional Class	234,987	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$21.73	$9.98	$16.00

Institutional Class	$21.88	$—	$—

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$19,165	$4,401	$628
Dividends[1]
Unaffiliated issuers	4,914,766	273,526	107,612

Total investment income	4,933,931	277,927	108,240

Expenses:
Investment advisory fees	8,442,673	1,586,095	234,738
Shareholder servicing fees — Investor Class	707,385	192,471	19,288
Shareholder servicing fees — Institutional Class	4,210	1,245	1,693
Fund administration fees	139,455	20,955	3,876
Fund accounting fees	84,152	24,472	12,331
Reports to shareholders — Investor Class	63,117	15,614	2,806
Reports to shareholders — Institutional Class	12,007	1,199	772
Custody fees	39,142	137,483	28,427
Federal and state registration fees — Investor Class	22,157	19,975	7,400
Federal and state registration fees — Institutional Class	19,726	7,960	8,544
Legal fees	51,573	7,516	1,525
Trustees’ fees	118,759	17,696	3,284
Interest	26,628	7,828	3,242
Audit fees	16,517	16,408	16,408
Other expenses	40,346	20,652	15,094

Total expenses before reimbursement	9,787,847	2,077,569	359,428
Reimbursement of expenses by Advisor	(56,919)	(5,782)	(51,282)

Net Expenses	9,730,928	2,071,787	308,146

Net Investment Income (Loss)	(4,796,997)	(1,793,860)	(199,906)

Realized Gain (Loss):
Investments sold	113,412,016	15,120,022	2,082,344
Foreign currency transactions	9,144	(44,848)	(16,888)
Foreign capital gains taxes	(1)	(890,484)	—

Net realized gain	113,421,159	14,184,690	2,065,456

Change in Unrealized Appreciation (Depreciation):
Investments	82,871,991	3,342,720	1,311,154
Foreign currency translations	431	(5,235)	(151)
Options written	—	—	—
Deferred foreign capital gains taxes	(25,853)	556,737	133,339

Net change in unrealized appreciation (depreciation)	82,846,569	3,894,222	1,444,342

Net gain on investments	196,267,728	18,078,912	3,509,798

Net Increase in Net Assets Resulting from Operations	$191,470,731	$16,285,052	$3,309,892

[1]	Net of $0, $0, $11,510, $232,861, $81,925, $10,372, $202,175 and $565,231 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$7,438	$2,895	$1,750	$4,347	$47,909

2,467,792	1,021,749	411,525	2,658,788	12,807,339

2,475,230	1,024,644	413,275	2,663,135	12,855,248

5,396,357	1,623,061	672,326	786,796	9,684,799
293,545	234,814	49,448	127,819	386,399
2,405	1,165	1,080	921	3,981
54,041	15,609	8,885	14,450	127,959
45,354	20,664	18,493	17,055	84,901
29,078	37,273	5,292	14,923	50,725
3,872	1,962	831	1,427	40,977
292,913	195,457	19,862	10,443	204,530
13,471	12,454	8,340	10,325	14,483
11,815	9,834	6,200	6,555	14,435
21,267	6,175	3,222	5,461	48,831
47,804	14,378	7,632	13,091	108,620
28,644	10,306	6,052	2,657	27,547
16,270	16,365	16,408	19,785	16,408
50,693	25,471	14,954	7,116	40,495

6,307,529	2,224,988	839,025	1,038,824	10,855,090
(101,485)	(157,923)	(13,978)	(78,005)	—

6,206,044	2,067,065	825,047	960,819	10,855,090

(3,730,814)	(1,042,421)	(411,772)	1,702,316	2,000,158

41,340,413	30,374,664	11,383,345	17,150,468	71,442,952
(158,229)	(154,567)	(11,378)	(59,944)	(109,238)
(20,205)	(178,298)	(109,835)	—	—

41,161,979	30,041,799	11,262,132	17,090,524	71,333,714

8,626,168	(12,530,135)	3,647,320	(16,108,857)	64,128,879
(2,351)	(1,310,985)	(591)	1,338	12,029
—	—	—	23,263	—
194,004	310,342	211,637	—	399,631

8,817,821	(13,530,778)	3,858,366	(16,084,256)	64,540,539

49,979,800	16,511,021	15,120,498	1,006,268	135,874,253

$46,248,986	$15,468,600	$14,708,726	$2,708,584	$137,874,411

WASATCH FUNDS

Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$15,505	$32,016	$7,612
Dividends[1]
Unaffiliated issuers	1,419,039	1,082,239	686,443

Total investment income	1,434,544	1,114,255	694,055

Expenses:
Investment advisory fees	4,458,426	499,371	2,475,237
Shareholder servicing fees — Investor Class	259,734	76,255	82,629
Shareholder servicing fees — Institutional Class	72,392	2,075	—
Fund administration fees	42,090	7,512	27,253
Fund accounting fees	41,162	11,562	24,205
Reports to shareholders — Investor Class	33,021	28,211	8,449
Reports to shareholders — Institutional Class	18,897	8,687	—
Custody fees	150,271	3,839	23,933
Federal and state registration fees — Investor Class	12,953	13,890	10,905
Federal and state registration fees — Institutional Class	9,009	11,159	—
Legal fees	16,538	48,325	9,621
Trustees’ fees	36,747	8,194	23,069
Dividends on securities sold short	—	112,265	—
Interest	8,192	1,367	4,914
Audit fees	15,997	13,268	15,147
Other expenses	28,718	7,440	14,251

Total expenses before reimbursement	5,204,147	853,420	2,719,613
Reimbursement of expenses by Advisor	(18,038)	(59,195)	—

Net Expenses	5,186,109	794,225	2,719,613

Net Investment Income (Loss)	(3,751,565)	320,030	(2,025,558)

Realized Gain (Loss):
Investments sold	8,659,731	(8,364,208)	49,013,143
Foreign currency transactions	(82,584)	148	(1,172)
Foreign capital gains taxes	(679,936)	—	—

Net realized gain (loss)	7,897,211	(8,364,060)	49,011,971

Change in Unrealized Appreciation (Depreciation):
Investments	38,214,710	1,918,896	(7,826,927)
Foreign currency translations	15,854	—	7
Short positions	—	6,164,568	—
Deferred foreign capital gains taxes	608,007	—	—

Net change in unrealized appreciation (depreciation)	38,838,571	8,083,464	(7,826,920)

Net gain (loss) on investments	46,735,782	(280,596)	41,185,051

Net Increase in Net Assets Resulting from Operations	$42,984,217	$39,434	$39,159,493

[1]	Net of $127,048, $31,416, $19,547, $12,821, $4,814, $0, $6,019 and $1,689 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$14,774	$20,940	$6,194	$6,281	$2,971

1,012,478	2,810,616	3,247,099	704,853	158,583

1,027,252	2,831,556	3,253,293	711,134	161,554

1,783,182	8,508,695	1,938,685	170,341	587,878
123,180	827,709	176,116	35,593	66,639
—	5,949	1,591	—	—
19,631	140,573	32,023	4,018	9,708
22,634	86,158	25,821	10,247	14,318
12,637	71,176	16,157	3,381	6,758
—	28,986	1,510	—	—
21,539	111,710	8,569	2,044	5,425
11,721	17,821	12,966	9,009	9,237
—	13,179	9,130	—	—
6,783	53,816	11,658	1,387	3,423
16,236	122,844	27,324	3,315	8,212
—	—	—	—	—
3,428	25,999	5,736	678	1,791
15,835	20,150	16,906	15,941	15,383
14,159	46,113	15,165	3,893	9,261

2,050,965	10,080,878	2,299,357	259,847	738,033
—	(100,416)	(21,156)	(27,992)	—

2,050,965	9,980,462	2,278,201	231,855	738,033

(1,023,713)	(7,148,906)	975,092	479,279	(576,479)

11,403,591	230,792,981	24,919,961	1,478,555	11,446,759
(2,173)	(28,421)	6,086	251	7,821
(74,671)	—	—	—	—

11,326,747	230,764,560	24,926,047	1,478,806	11,454,580

(481,548)	3,239,947	(10,039,445)	(1,217,141)	2,232,000
555	2,329	—	(17)	(634)
—	—	—	—	—
30,161	—	—	—	—

(450,832)	3,242,276	(10,039,445)	(1,217,158)	2,231,366

10,875,915	234,006,836	14,886,602	261,648	13,685,946

$9,852,202	$226,857,930	$15,861,694	$740,927	$13,109,467

WASATCH FUNDS	FOR THE SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

Statements of Operations (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$35,080	$1,350,381	$4,691,157
Dividends[1]
Unaffiliated issuers	996,994	—	—

Total investment income	1,032,074	1,350,381	4,691,157

Expenses:
Investment advisory fees	1,606,426	262,715	844,068
Shareholder servicing fees — Investor Class	155,235	16,866	179,888
Shareholder servicing fees — Institutional Class	871	—	—
Fund administration fees	17,681	7,894	27,912
Fund accounting fees	25,453	14,702	18,362
Reports to shareholders — Investor Class	11,675	2,779	15,274
Reports to shareholders — Institutional Class	887	—	—
Custody fees	33,964	6,918	5,286
Federal and state registration fees — Investor Class	11,386	9,498	17,639
Federal and state registration fees — Institutional Class	6,094	—	—
Legal fees	6,098	2,923	10,718
Trustees’ fees	14,541	7,034	25,827
Interest	3,052	1,445	5,341
Audit fees	16,408	15,298	15,147
Other expenses	12,861	3,740	8,792

Total expenses before reimbursement	1,922,632	351,812	1,174,254
Reimbursement of expenses by Advisor	(12,766)	—	—

Net Expenses	1,909,866	351,812	1,174,254

Net Investment Income (Loss)	(877,792)	998,569	3,516,903

Realized Gain (Loss):
Investments sold	34,166,998	(70,828)	(159,554)
Foreign currency transactions	(65,506)	—	—

Net realized gain (loss)	34,101,492	(70,828)	(159,554)

Change in Unrealized Appreciation (Depreciation):
Investments	(13,609,824)	(1,316,331)	(6,682,843)
Foreign currency translations	3,763	—	—

Net change in unrealized depreciation	(13,606,061)	(1,316,331)	(6,682,843)

Net gain (loss) on investments	20,495,431	(1,387,159)	(6,842,397)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,617,639	$(388,590)	$(3,325,494)

[1]	Net of $78,425, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

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WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment loss	$(4,796,997)	$(10,825,622)	$(1,793,860)	$(1,291,008)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	113,421,159	76,972,163	14,184,690	337,887
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	82,846,569	186,468,265	3,894,222	26,464,287

Net increase (decrease) in net assets resulting from operations	191,470,731	252,614,806	16,285,052	25,511,166

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(74,038,213)	(1,693,023)	(6,742,776)	(681,183)

	(74,038,213)	(1,693,023)	(6,742,776)	(681,183)
Institutional Class
Net investment income	—	(131,773)	—	—
Net realized gains	(25,182,119)	(427,998)	(754,072)	(138,465)

	(25,182,119)	(559,771)	(754,072)	(138,465)

Capital share transactions:
Investor Class
Shares sold	85,984,601	158,213,538	69,568,037	173,266,065
Shares issued to holders in reinvestment of dividends	72,335,681	1,656,949	6,714,681	675,573
Shares redeemed	(157,418,642)	(224,407,684)	(67,096,274)	(58,350,522)
Redemption fees	20,666	18,973	79,147	197,218

Net increase (decrease)	922,306	(64,518,224)	9,265,591	115,788,334

Institutional Class
Shares sold	93,187,337	136,598,360	9,624,343	21,762,904
Shares issued to holders in reinvestment of dividends	24,509,684	533,314	754,071	63,166
Shares redeemed	(52,262,992)	(62,595,979)	(5,465,672)	(12,400,532)
Redemption fees	9,684	7,603	332	11,033

Net increase (decrease)	65,443,713	74,543,298	4,913,074	9,436,571

Total increase (decrease) in net assets	158,616,418	260,387,086	22,966,869	149,916,423

Net assets:
Beginning of period	1,594,247,591	1,333,860,505	231,688,499	81,772,076

End of period	$1,752,864,009	$1,594,247,591	$254,655,368	$231,688,499

Undistributed net investment loss included in net assets at end of period	$(12,978,292)	$(8,181,295)	$(4,043,483)	$(2,249,623)

Capital share transactions — shares:
Investor Class
Shares sold	1,225,145	2,604,740	16,006,004	45,211,975
Shares issued to holders in reinvestment of dividends	1,057,230	28,319	1,522,603	229,008
Shares redeemed	(2,241,054)	(3,700,842)	(15,677,947)	(15,673,561)

Net increase (decrease) in shares outstanding	41,321	(1,067,783)	1,850,660	29,767,422

Institutional Class
Shares sold	1,313,958	2,250,747	2,177,835	5,981,814
Shares issued to holders in reinvestment of dividends	355,987	9,075	169,836	21,340
Shares redeemed	(734,319)	(1,003,821)	(1,270,154)	(3,087,664)

Net increase (decrease) in shares outstanding	935,626	1,256,001	1,077,517	2,915,490

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$(199,906)	$(70,308)	$(3,730,814)	$(2,494,433)	$(1,042,421)	$(1,473,195)

2,065,456	(569,305)	41,161,979	71,270,719	30,041,799	(8,115,718)

1,444,342	5,667,067	8,817,821	(9,352,461)	(13,530,778)	2,787,356

3,309,892	5,027,454	46,248,986	59,423,825	15,468,600	(6,801,557)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

1,430,354	5,170,460	29,219,626	71,727,934	6,401,333	50,572,101
—	—	—	—	—	—
(2,029,388)	(3,358,306)	(71,821,632)	(390,658,618)	(32,260,710)	(329,333,843)
395	4,694	2,343	14,789	2,693	8,464

(598,639)	1,816,848	(42,599,663)	(318,915,895)	(25,856,684)	(278,753,278)

4,259,809	4,104,118	49,195,733	148,425,692	1,628,546	17,267,589
—	—	—	—	—	—
(2,640,165)	(5,462,642)	(44,697,238)	(80,570,428)	(18,356,918)	(111,498,183)
—	1,073	51,952	1,856	20	712

1,619,644	(1,357,451)	4,550,447	67,857,120	(16,728,352)	(94,229,882)

4,330,897	5,486,851	8,199,770	(191,634,950)	(27,145,610)	(379,784,717)

44,141,635	38,654,784	643,725,892	835,360,842	197,764,233	577,548,950

$48,472,532	$44,141,635	$651,925,662	$643,725,892	$170,647,797	$197,764,233

$(369,457)	$(169,551)	$(8,897,187)	$(5,165,459)	$(5,015,464)	$(3,973,043)

129,341	533,891	9,210,892	27,967,821	2,218,654	20,091,652
—	—	—	—	—	—
(185,517)	(363,175)	(22,846,239)	(150,247,286)	(11,098,165)	(130,050,975)

(56,176)	170,716	(13,635,347)	(122,279,465)	(8,879,511)	(109,959,323)

373,547	414,375	15,582,447	53,895,941	560,567	6,898,616
—	—	—	—	—	—
(233,167)	(561,923)	(14,178,652)	(29,814,247)	(6,211,115)	(44,682,757)

140,380	(147,548)	1,403,795	24,081,694	(5,650,548)	(37,784,141)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		GLOBAL VALUE FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(411,772)	$(1,208,416)	$1,702,316	$3,607,580
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	11,262,132	10,511,340	17,090,524	25,170,035
Net realized gain on options written	—	—	—	99,363
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	3,858,366	3,438,339	(16,084,256)	(810,916)

Net increase in net assets resulting from operations	14,708,726	12,741,263	2,708,584	28,066,062

Dividends paid from:
Investor Class
Net investment income	—	(141,725)	(1,469,082)	(3,557,468)
Net realized gains	(10,116,438)	(7,610,212)	(21,771,105)	(6,413,391)

	(10,116,438)	(7,751,937)	(23,240,187)	(9,970,859)
Institutional Class
Net investment income	—	(20,477)	(43,323)	(75,697)
Net realized gains	(782,771)	(396,985)	(595,551)	(63,659)

	(782,771)	(417,462)	(638,874)	(139,356)

Capital share transactions:
Investor Class
Shares sold	11,170,477	9,564,866	6,171,249	7,997,702
Shares issued to holders in reinvestment of dividends	10,031,552	7,688,280	23,066,915	9,870,606
Shares redeemed	(16,856,120)	(76,357,387)	(22,537,556)	(49,536,033)
Redemption fees	473	3,721	1,195	1,840

Net increase (decrease)	4,346,382	(59,100,520)	6,701,803	(31,665,885)

Institutional Class
Shares sold	2,502,805	1,731,118	144,234	4,408,174
Shares issued to holders in reinvestment of dividends	653,577	338,803	634,638	137,747
Shares redeemed	(338,570)	(837,522)	(420,443)	(3,793,616)
Redemption fees	—	—	—	1,100

Net increase (decrease)	2,817,812	1,232,399	358,429	753,405

Total increase (decrease) in net assets	10,973,711	(53,296,257)	(14,110,245)	(12,956,633)

Net assets:
Beginning of period	102,996,697	156,292,954	180,323,461	193,280,094

End of period	$113,970,408	$102,996,697	$166,213,216	$180,323,461

Undistributed net investment income (loss) included in net assets at end of period	$(1,375,170)	$(963,398)	$182,169	$(7,742)

Capital share transactions — shares:
Investor Class
Shares sold	2,864,027	2,822,944	681,294	843,060
Shares issued to holders in reinvestment of dividends	2,725,965	2,606,197	2,596,986	1,045,628
Shares redeemed	(4,396,962)	(22,787,072)	(2,384,653)	(5,213,402)

Net increase (decrease) in shares outstanding	1,193,030	(17,357,931)	893,627	(3,324,714)

Institutional Class
Shares sold	656,011	515,951	14,554	460,307
Shares issued to holders in reinvestment of dividends	177,602	114,848	71,534	14,478
Shares redeemed	(87,901)	(246,570)	(44,529)	(409,841)

Net increase (decrease) in shares outstanding	745,712	384,229	41,559	64,944

MARCH 31, 2018 (UNAUDITED)

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		LONG/SHORT FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$2,000,158	$(3,106,494)	$(3,751,565)	$(4,032,634)	$320,030	$(1,076,344)
71,333,714	32,278,787	7,897,211	76,542,399	(8,364,060)	23,313,928
—	—	—	—	—	—
—	—	—	—	—	(18,701,895)
64,540,539	126,910,430	38,838,571	(41,137,947)	8,083,464	(3,154,014)

137,874,411	156,082,723	42,984,217	31,371,818	39,434	381,675

—	—	—	—	—	—
(21,443,568)	(29,626,224)	(17,973,730)	—	—	(42,943)

(21,443,568)	(29,626,224)	(17,973,730)	—	—	(42,943)

—	(393,058)	—	—	—	—
(19,841,666)	(17,283,293)	(16,042,894)	—	—	(18,132)

(19,841,666)	(17,676,351)	(16,042,894)	—	—	(18,132)

39,937,338	106,544,800	10,117,649	244,935,438	1,481,491	14,964,816
20,391,366	28,617,516	17,102,675	—	—	42,349
(173,001,984)	(330,404,896)	(29,421,118)	(503,406,532)	(20,749,837)	(119,778,795)
1,557	16,380	204	13,213	384	4,131

(112,671,723)	(195,226,200)	(2,200,590)	(258,457,881)	(19,267,962)	(104,767,499)

215,907,830	219,622,439	35,295,339	81,335,149	2,420,286	31,752,233
18,746,866	16,749,716	12,562,516	—	—	18,116
(43,499,051)	(142,642,997)	(32,724,929)	(33,966,318)	(18,505,678)	(69,587,600)
4,516	5,704	628	3,525	5,348	15,367

191,160,161	93,734,862	15,133,554	47,372,356	(16,080,044)	(37,801,884)

175,077,615	7,288,810	21,900,557	(179,713,707)	(35,308,572)	(142,248,783)

1,461,472,922	1,454,184,112	500,674,104	680,387,811	105,918,609	248,167,392

$1,636,550,537	$1,461,472,922	$522,574,661	$500,674,104	$70,610,037	$105,918,609

$1,143,019	$(857,139)	$(6,928,439)	$(3,176,874)	$(135,610)	$(455,640)

1,143,933	3,614,830	2,874,462	78,958,491	114,130	1,146,753
595,542	1,081,948	4,957,297	—	—	3,177
(4,928,189)	(10,993,871)	(8,360,224)	(161,991,381)	(1,609,463)	(9,381,896)

(3,188,714)	(6,297,093)	(528,465)	(83,032,890)	(1,495,333)	(8,231,966)

6,177,342	7,190,613	9,945,255	25,860,622	187,483	2,406,680
546,715	633,020	3,609,918	—	—	1,353
(1,235,340)	(4,615,613)	(9,221,904)	(10,875,848)	(1,422,536)	(5,398,348)

5,488,717	3,208,020	4,333,269	14,984,774	(1,235,053)	(2,990,315)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(2,025,558)	$(3,976,227)	$(1,023,713)	$(1,541,548)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	49,011,971	39,173,711	11,326,747	19,891,004
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(7,826,920)	28,515,635	(450,832)	22,157,781

Net increase in net assets resulting from operations	39,159,493	63,713,119	9,852,202	40,507,237

Dividends paid from:
Investor Class
Net investment income	—	(194,392)	—	(119,575)
Net realized gains	(44,480,704)	(22,635,465)	(17,823,539)	(2,945,428)

	(44,480,704)	(22,829,857)	(17,823,539)	(3,065,003)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	39,750,033	8,493,440	51,188,216	29,303,153
Shares issued to holders in reinvestment of dividends	41,927,060	21,444,591	17,525,661	3,005,231
Shares redeemed	(18,378,704)	(36,929,156)	(27,224,451)	(32,783,681)
Redemption fees	14,649	190	17,041	3,915

Net increase (decrease)	63,313,038	(6,990,935)	41,506,467	(471,382)

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	57,991,827	33,892,327	33,535,130	36,970,852

Net assets:
Beginning of period	311,583,250	277,690,923	216,087,224	179,116,372

End of period	$369,575,077	$311,583,250	$249,622,354	$216,087,224

Undistributed net investment income (loss) included in net assets at end of period	$(4,632,926)	$(2,607,368)	$(2,259,649)	$(1,095,632)

Capital share transactions — shares:
Investor Class
Shares sold	4,938,032	1,187,956	14,785,091	9,461,106
Shares issued to holders in reinvestment of dividends	5,459,253	3,309,350	5,109,522	1,029,189
Shares redeemed	(2,299,282)	(5,256,054)	(7,865,934)	(10,751,970)

Net increase (decrease) in shares outstanding	8,098,003	(758,748)	12,028,679	(261,675)

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$(7,148,906)	$(14,311,581)	$975,092	$209,668	$479,279	$721,341
230,764,560	147,279,152	24,926,047	27,358,515	1,478,806	2,719,511
3,242,276	97,387,849	(10,039,445)	33,444,326	(1,217,158)	2,097,330

226,857,930	230,355,420	15,861,694	61,012,509	740,927	5,538,182

—	—	(312,448)	(204,563)	(643,904)	(516,716)
(123,041,326)	(114,348,061)	(20,674,647)	—	—	—

(123,041,326)	(114,348,061)	(20,987,095)	(204,563)	(643,904)	(516,716)

—	—	(142,371)	(86,356)	—	—
(54,835,253)	(29,795,156)	(3,450,077)	—	—	—

(54,835,253)	(29,795,156)	(3,592,448)	(86,356)	—	—

38,068,582	101,783,116	20,496,322	58,194,449	12,175,647	3,250,647
119,583,666	111,807,878	20,420,605	197,942	635,203	509,614
(188,581,973)	(631,140,322)	(26,632,956)	(61,034,771)	(4,863,464)	(18,849,418)
3,886	21,451	1,934	8,744	201	561

(30,925,839)	(417,527,877)	14,285,905	(2,633,636)	7,947,587	(15,088,596)

67,683,522	231,976,705	13,040,439	25,348,797	—	—
51,205,368	27,104,939	3,561,192	85,869	—	—
(79,179,310)	(119,228,883)	(2,488,331)	(6,422,594)	—	—
8,623	7,043	—	299	—	—

39,718,203	139,859,804	14,113,300	19,012,371	—	—

57,773,715	(191,455,870)	19,681,356	77,100,325	8,044,610	(10,067,130)

1,690,945,048	1,882,400,918	370,649,448	293,549,123	45,044,702	55,111,832

$1,748,718,763	$1,690,945,048	$390,330,804	$370,649,448	$53,089,312	$45,044,702

$(16,971,783)	$(9,822,810)	$392,543	$(127,730)	$(235,712)	$(69,552)

829,023	2,390,725	2,543,915	8,126,959	1,023,005	289,909
2,752,847	2,797,995	2,565,403	27,919	52,802	46,032
(4,112,444)	(14,822,528)	(3,305,303)	(8,511,232)	(404,822)	(1,699,886)

(530,574)	(9,633,808)	1,804,015	(356,354)	670,985	(1,363,945)

1,468,162	5,418,588	1,599,371	3,512,510	—	—
1,173,358	676,777	445,149	12,060	—	—
(1,725,905)	(2,764,509)	(307,669)	(886,905)	—	—

915,615	3,330,856	1,736,851	2,637,665	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(576,479)	$(1,064,997)	$(877,792)	$(1,034,505)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	11,454,580	11,892,472	34,101,492	21,819,097
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	2,231,366	9,619,447	(13,606,061)	15,415,124

Net increase (decrease) in net assets resulting from operations	13,109,467	20,446,922	19,617,639	36,199,716

Dividends paid from:
Investor Class
Net investment income	(520,869)	(520,867)	—	—
Net realized gains	(11,827,106)	(9,189,783)	(27,785,763)	(6,256,560)

	(12,347,975)	(9,710,650)	(27,785,763)	(6,256,560)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	(635,561)	(128,118)

	—	—	(635,561)	(128,118)

Capital share transactions:
Investor Class
Shares sold	16,185,539	4,951,716	32,589,566	18,432,994
Shares issued to holders in reinvestment of dividends	12,027,368	9,435,416	27,070,171	6,041,921
Shares redeemed	(6,315,188)	(15,159,900)	(33,260,994)	(56,466,951)
Redemption fees	2,718	215	4,346	2,501

Net increase (decrease)	21,900,437	(772,553)	26,403,089	(31,989,535)

Institutional Class
Shares sold	—	—	1,298,838	5,854,133
Shares issued to holders in reinvestment of dividends	—	—	621,806	128,118
Shares redeemed	—	—	(425,732)	(8,754,213)

Net increase (decrease)	—	—	1,494,912	(2,771,962)

Total increase (decrease) in net assets	22,661,929	9,963,719	19,094,316	(4,946,459)

Net assets:
Beginning of period	111,365,623	101,401,904	194,856,554	199,803,013

End of period	$134,027,552	$111,365,623	$213,950,870	$194,856,554

Undistributed net investment income (loss) included in net assets at end of period	$(2,001,335)	$(903,987)	$(919,536)	$(41,744)

Capital share transactions — shares:
Investor Class
Shares sold	728,132	254,111	1,452,714	909,168
Shares issued to holders in reinvestment of dividends	583,853	538,244	1,271,497	326,414
Shares redeemed	(293,003)	(784,313)	(1,511,229)	(2,869,552)

Net increase (decrease) in shares outstanding	1,018,982	8,042	1,212,982	(1,633,970)

Institutional Class
Shares sold	—	—	57,325	299,276
Shares issued to holders in reinvestment of dividends	—	—	29,016	6,903
Shares redeemed	—	—	(19,122)	(447,088)

Net increase (decrease) in shares outstanding	—	—	67,219	(140,909)

See Notes to Financial Statements.

MARCH 31, 2018 (UNAUDITED)

INCOME FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$998,569	$1,793,857	$3,516,903	$7,051,224
(70,828)	(98,032)	(159,554)	(15,383,863)
(1,316,331)	(999,732)	(6,682,843)	(39,287,510)

(388,590)	696,093	(3,325,494)	(47,620,149)

(984,812)	(1,793,675)	(3,495,373)	(7,013,012)
—	(124,947)	—	(23,928,558)

(984,812)	(1,918,622)	(3,495,373)	(30,941,570)

—	—	—	—
—	—	—	—

—	—	—	—

8,658,878	19,939,924	36,970,892	172,273,407
630,937	1,297,779	3,278,156	29,434,378
(9,250,473)	(22,860,288)	(64,513,875)	(251,422,062)
5,681	5,601	10,527	130,945

45,023	(1,616,984)	(24,254,300)	(49,583,332)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(1,328,379)	(2,839,513)	(31,075,167)	(128,145,051)

96,866,558	99,706,071	360,865,764	489,010,815

$95,538,179	$96,866,558	$329,790,597	$360,865,764

$193,488	$4,835	$57,868	$36,338

861,291	1,972,799	2,289,758	10,519,433
62,831	128,472	199,955	1,897,444
(919,200)	(2,260,040)	(3,983,657)	(14,924,367)

4,922	(158,769)	(1,493,944)	(2,507,490)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$67.44	(0.21)	8.21	8.00	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[19]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[12]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Core Growth Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$67.81	(0.07)	8.17	8.10	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[19]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Emerging India Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$4.08	(0.03)	0.34	0.31	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [20]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[19]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$4.10	(0.01)	0.32	0.31	—		—	(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [20]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Period ended 9/30/1617 19	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$10.46	(0.06)	0.85	0.79	—	[4]	—	—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/13[10]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$10.60	(0.04)	0.85	0.81	—		—	—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Period ended 9/30/13[11]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$2.99	(0.03)	0.25	0.22	—		—	—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$3.00	(0.02)	0.24	0.22	—		—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$2.75	(0.06)	0.28	0.22	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$2.76	(0.10)	0.33	0.23	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.58	0.02	0.04	0.06	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$71.17	12.11	1.19	[5]	1.19	[5]	(0.60)	(0.60)	$1,281,052	18%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[12]	(0.29)[12]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%

$71.64	12.19	1.05	[5]	1.08	[5]	(0.46)	(0.49)	$471,812	18%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[12]	(0.30)[12]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%

$4.26	7.50	1.65	[5]	1.65	[5]	(1.43)	(1.43)	$225,214	26%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%

$4.28	7.45	1.51	[5]	1.55	[5]	(1.28)	(1.33)	$29,442	26%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$11.25	7.46 [21]	1.51	[6]	1.73	[6]	(1.05)	(1.26)	$15,789	22%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$11.41	7.55 [21]	1.21	[6]	1.43	[6]	(0.75)	(0.97)	$32,684	22%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$3.21	8.03 [21]	1.96	[5]	1.99	[5]	(1.20)	(1.24)	$375,772	15%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%

$3.22	8.00 [21]	1.81	[5]	1.84	[5]	(1.05)	(1.08)	$276,154	15%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.97	8.00	2.23	[5]	2.41	[5]	(1.13)	(1.32)	$142,076	24%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%

$2.99	8.33	2.03	[6]	2.13	[6]	(0.99)	(1.09)	$28,572	24%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Global Opportunities Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$3.76	(0.01)	0.54	0.53	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[19]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$3.76	0.01	0.53	0.54	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1617 19	$3.09	(—)[4]	0.43	0.43	—		—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$9.93	0.09	0.05	0.14	—	[4]	(0.08)	(1.29)	(1.37)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[19]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Global Value Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$9.92	0.10	0.05	0.15	—	[4]	(0.09)	(1.29)	(1.38)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[19]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
International Growth Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$33.84	(0.01)	3.06	3.05	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[19]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
International Growth Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$33.88	0.05	3.02	3.07	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1617 19	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$3.47	(0.03)	0.33	0.30	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
International Opportunities Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$3.50	(0.02)	0.32	0.30	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Long/Short Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$12.58	— [4]	(0.16)	(0.16)	—	[4]	—	— [4]	— [4]
Year ended 9/30/17	$12.63	(0.14)	0.09	(0.05)	—	[4]	—	— [4]	— [4]
Year ended 9/30/16[19]	$12.36	(0.08)	1.60	1.52	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Long/Short Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$12.66	(0.08)	(0.06)	(0.14)	0.01		—	— [4]	— [4]
Year ended 9/30/17	$12.67	(0.12)	0.10	(0.02)	0.01		—	— [4]	— [4]
Year ended 9/30/16[19]	$12.38	0.21	1.33	1.54	0.02		(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[11]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.88	14.84 [21]	1.55	[6]	1.55	[6]	(0.79)	(0.79)	$103,679	24%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%

$3.89	14.84	1.36	[6]	1.70	[6]	(0.51)	(0.85)	$10,292	24%
$3.76	16.92	1.36	[5]	1.93	[5]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$8.70	1.38 [21]	1.10	[5]	1.18	[5]	1.94	1.87	$161,826	47%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 8	1.12	5 8	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%

$8.69	1.46 [21]	0.95	[5]	1.53	[5]	2.08	1.51	$4,387	47%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%

$35.96	9.46 [21]	1.45	[5]	1.45	[5]	0.15	0.15	$740,381	23%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%

$36.02	9.51 [21]	1.35	[5]	1.35	[5]	0.37	0.37	$896,170	23%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.53	9.22 [21]	2.12	[5]	2.11	[5]	(1.55)	(1.55)	$268,265	18%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%

$3.56	9.14 [21]	1.95	[5]	1.97	[5]	(1.38)	(1.40)	$254,310	18%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$12.42	(1.27)	1.86	6 7	1.91	6 7	0.64	0.59	$60,270	38%
$12.58	(0.37)	2.31	6 7	2.31	6 7	(0.71)	(0.71)	$79,841	40%
$12.63	13.38	1.83	6 7	1.83	6 7	(0.06)	(0.06)	$184,158	47%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 9	1.53	7 9	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%

$12.53	(1.03)	1.36	6 7	1.77	6 7	0.92	0.52	$10,340	38%
$12.66	(0.05)	2.03	6 7	2.15	6 7	(0.44)	(0.55)	$26,078	40%
$12.67	13.71	1.52	6 7	1.57	6 7	0.18	0.13	$64,009	47%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distribution	Total Distributions
Micro Cap Fund
Six Months ended 3/31/18 (unaudited)	$8.23	(0.03)	1.01	0.98	—	[4]	—	(1.17)	—	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	—	(0.60)
Year ended 9/30/16[19]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	—	(1.09)
Year ended 9/30/15	$7.36	(0.08)[13]	0.28	0.20	—	[4]	— [4]	(0.35)	—	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—	—
Micro Cap Value Fund
Six Months ended 3/31/18 (unaudited)	$3.48	(0.01)	0.17	0.16	—	[4]	—	(0.27)	—	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	—	(0.05)
Year ended 9/30/16[19]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	—	(0.32)
Year ended 9/30/15	$3.02	(0.02)[14]	0.31	0.29	—	[4]	—	(0.44)	—	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	—	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	—	(0.28)
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$45.72	(0.22)	6.34	6.12	—	[4]	—	(5.07)	—	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	—	(3.51)
Year ended 9/30/16[19]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	—	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	—	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	—	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	—	(2.89)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$45.89	(0.12)	6.31	6.19	—	[4]	—	(5.07)	—	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	—	(3.51)
Period ended 9/30/1617 19	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—	—
Small Cap Value Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$7.94	0.02	0.34	0.36	—	[4]	(0.01)	(0.52)	—	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—	—
Year ended 9/30/16[19]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [15]	0.12	0.17	—	[4]	—	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$7.98	0.03	0.34	0.37	—		(0.02)	(0.52)	—	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	—	(0.02)
Year ended 9/30/16[19]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [15]	0.11	0.16	—	[4]	—	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—	—
Strategic Income Fund
Six Months ended 3/31/18 (unaudited)	$11.78	0.13	0.06	0.19	—	[4]	(0.16)	—	—	(0.16)
Year ended 9/30/17	$10.62	0.16	1.12	1.28	—	[4]	(0.12)	—	—	(0.12)
Year ended 9/30/16[19]	$10.49	0.26	0.49	0.75	—	[4]	(0.23)	(0.35)	(0.04)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	—	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	—	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	—	(0.33)
Ultra Growth Fund
Six Months ended 3/31/18 (unaudited)	$21.81	(0.05)	2.56	2.51	—	[4]	(0.10)	(2.34)	—	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	—	(2.00)
Year ended 9/30/16[19]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	—	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	—	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	—	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	—	(3.07)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

			Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]		Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$8.04	12.70	[21]	1.65	[5]	1.65	[5]	(1.23)	(1.23)	$369,575	33%
$8.23	25.10		1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04		1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45		1.90	[5]	1.90	[5]	(0.85)[13]	(0.85)[13]	$273,311	31%
$7.36	(0.81)		1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95		2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%

$3.37	4.57		1.73	[5]	1.73	[5]	(0.86)	(0.86)	$249,622	29%
$3.48	23.29		1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04		1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99		1.96	[6]	2.02	[6]	(0.55)[14]	(0.61)[14]	$154,169	53%
$3.02	3.26		2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92		2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%

$46.77	14.25		1.23	[5]	1.23	[5]	(0.90)	(0.90)	$1,184,918	20%
$45.72	14.29		1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87		1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39		1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09		1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34		1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%

$47.01	14.35		1.05	[5]	1.09	[5]	(0.72)	(0.76)	$563,801	20%
$45.89	14.54		1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97		1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$7.77	4.34		1.20	[5]	1.20	[5]	0.48	0.48	$328,180	28%
$7.94	20.20		1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37		1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99		1.21	[5]	1.21	[5]	0.82 [15]	0.82 [15]	$257,655	57%
$5.69	11.13		1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38		1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%

$7.81	4.48		1.05	[5]	1.13	[5]	0.64	0.57	$62,150	28%
$7.98	20.28		1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54		1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97		1.15	[5]	1.20	[5]	0.92 [15]	0.87 [15]	$18,941	57%
$5.72	11.28		1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55		1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%

$11.81	1.60		0.95	[5]	1.07	[5]	1.97	1.85	$53,089	32%
$11.78	12.09		0.95	[5]	1.10	[5]	1.12	0.98	$45,045	34%
$10.62	7.38		0.95	[5]	1.04	[5]	2.50	2.41	$55,112	45%
$10.49	(9.54)		0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94		0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01		0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%

$21.88	12.28	[21]	1.26	[5]	1.26	[5]	(0.98)	(0.98)	$134,028	26%
$21.81	22.13		1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08		1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02		1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66		1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52		1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
World Innovators Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$22.75	(0.07)	2.37	2.30	—	[4]	—	(3.32)	(3.32)
Year ended 9/30/17	$19.32	(0.13)	4.26	4.13	—	[4]	—	(0.70)	(0.70)
Year ended 9/30/16[19]	$20.17	(0.12)	1.90	1.78	—	[4]	—	(2.63)	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
World Innovators Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$22.87	(0.03)	2.36	2.33	—		—	(3.32)	(3.32)
Year ended 9/30/17	$19.36	(0.09)	4.30	4.21	—		—	(0.70)	(0.70)
Period ended 9/30/1617 19	$17.54	(—)[4]	1.82	1.82	—		—	—	—
Income Fund
Six Months ended 3/31/18 (unaudited)	$10.12	0.10	(0.14)	(0.04)	—	[4]	(0.10)	—	(0.10)
Year ended 9/30/17	$10.25	0.19	(0.12)	0.07	—	[4]	(0.19)	(0.01)	(0.20)
Year ended 9/30/16[19]	$10.18	0.19	0.07	0.26	—	[4]	(0.19)	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
U.S. Treasury Fund
Six Months ended 3/31/18 (unaudited)	$16.32	0.17	(0.32)	(0.15)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[19]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$21.73	10.50 [21]	1.79	[5]	1.79	[5]	(0.83)	(0.83)	$208,809	104%
$22.75	22.23	1.83	[5]	1.83	[5]	(0.57)	(0.57)	$191,021	91%
$19.32	8.97	1.78	[5]	1.78	[5]	(0.66)	(0.66)	$193,826	112%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%

$21.88	10.63 [21]	1.55	[5]	2.10	[5]	(0.55)	(1.10)	$5,142	104%
$22.87	22.55	1.55	[5]	2.22	[5]	(0.29)	(0.96)	$3,836	91%
$19.36	10.38	1.55	[5]	3.69	[5]	(0.01)	(2.15)	$5,977	112%

$9.98	(0.36)	0.74	[5]	0.74	[5]	2.09	2.09	$95,538	24%
$10.12	0.68	0.75	[5]	0.75	[5]	1.83	1.83	$96,867	75%
$10.25	2.58	0.73	[5]	0.73	[5]	1.85	1.85	$99,706	37%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%

$16.00	(0.95)	0.70	[5]	0.70	[5]	2.08	2.08	$329,791	—%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 18	0.73	[5]	1.97 [18]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Long/Short Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	1.60	1.65
Year ended 9/30/17	1.42	1.42
Year ended 9/30/16	1.42	1.42
Year ended 9/30/15	1.30	1.30
Year ended 9/30/14	1.27	1.27
Year ended 9/30/13	1.28	1.28

Long/Short Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	1.15	1.56
Year ended 9/30/17	1.15	1.27
Year ended 9/30/16	1.17	1.22
Year ended 9/30/15	1.16	1.16
Year ended 9/30/14	1.16	1.16
Period ended 9/30/13[11]	1.17	1.18

  [8]Includes extraordinary expenses of 0.01% (see Note 7 in “Notes to Financial Statements.”).

  [9]Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements.”).

[10]Fund inception date was December 13, 2012.

[11]Institutional class inception date was December 13, 2012.

[12]Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]
Core Growth Fund — Investor Class	(0.58)	(0.58)
Core Growth Fund — Institutional Class	(0.59)	(0.60)

[13]Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[14]Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[15]Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]
Small Cap Value Fund — Investor Class	— [16]	— [16]
Small Cap Value Fund — Institutional Class	0.10	0.05

[16]Amount is less than 0.005%.

[17]Institutional class inception date was February 1, 2016.

[18]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

MARCH 31, 2018 (UNAUDITED)

[19]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Long/Short Fund — Investor Class	1.83	1.83
Long/Short Fund — Institutional Class	1.52	1.57
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Strategic Income Fund	0.95	1.04
Ultra Growth Fund	1.34	1.34
World Innovators Fund — Investor Class	1.79	1.79
World Innovators Fund — Institutional Class	1.63	3.77
Income Fund	0.73	0.73
U.S. Treasury Fund	0.69	0.73

[20]Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[21]Since the U.S. stock market was closed on March 30 and March 31, 2018, the Wasatch Funds were not priced on those days and performance was calculated with reference to the March 29, 2018 Net Asset Value (NAV). The Funds listed below held securities in foreign markets which were open on March 30 and/or March 31, 2018, resulting in a small difference in the NAV as of March 31, 2018. Performance for the six months ended March 31, 2018 calculated with the March 31, 2018 NAV date was as follows:

	Total Return (%)
Emerging Market Select Fund — Investor Class	7.55
Emerging Market Select Fund — Institutional Class	7.64
Emerging Markets Small Cap Fund — Investor Class	7.36
Emerging Markets Small Cap Fund — Institutional Class	7.33
Global Opportunities Fund — Investor Class	14.55
Global Value Fund — Investor Class	1.27
Global Value Fund — Institutional Class	1.34
International Growth Fund — Investor Class	9.13
International Growth Fund — Institutional Class	9.17
International Opportunities Fund — Investor Class	8.91
International Opportunities Fund — Institutional Class	8.83
Micro Cap Fund	12.56
Ultra Growth Fund	12.23
World Innovators Fund — Investor Class	10.40
World Innovators Fund — Institutional Class	10.53

See Notes to Financial Statements.

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund (formerly Large Cap Value Fund), International Growth Fund, International Opportunities Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2018. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

MARCH 31, 2018 (UNAUDITED)

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

WASATCH FUNDS

Notes to Financial Statements (continued)

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2018 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$302,261,260	$70,360,556	$11,332,755	$100,817,230	$45,022,287	$25,771,570
Sales	331,541,699	64,403,757	10,436,586	153,100,751	89,739,352	31,836,351

	Global Value Fund	International Growth Fund	International Opportunities Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$80,255,133	$379,274,151	$88,841,689	$32,935,540	$106,418,202	$90,187,784
Sales	96,139,453	339,293,787	114,001,641	66,840,568	112,881,757	65,490,560

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$343,972,953	$109,056,126	$21,035,011	$37,033,280	$182,259,907	$20,563,932
Sales	532,514,544	106,939,840	13,365,589	30,358,440	191,369,513	17,188,894

Purchases and sales of U.S. government securities in the Income Fund were $3,023,093 and $4,957,921, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $0 and $29,533,033, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2014. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2018, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Value Fund
Cost	$1,078,064,702	$199,280,449	$36,779,773	$440,653,812	$128,313,031	$73,406,619	$155,140,325

Gross appreciation	$678,843,672	$58,013,799	$12,011,000	$232,266,904	$42,363,020	$42,798,476	$17,151,364
Gross (depreciation)	(10,828,456)	(2,322,934)	(148,437)	(22,996,479)	(1,848,333)	(1,681,438)	(4,943,644)

Net appreciation	$668,015,216	$55,690,865	$11,862,563	$209,270,425	$40,514,687	$41,117,038	$12,207,720

	International Growth Fund	International Opportunities Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$1,095,185,393	$374,361,958	$53,459,262	$256,917,958	$186,343,271	$1,119,342,273	$311,711,727

Gross appreciation	$583,677,922	$161,574,397	$9,124,919	$126,540,667	$70,484,596	$676,465,954	$93,404,749
Gross (depreciation)	(28,177,775)	(10,605,840)	(10,481,771)	(11,522,982)	(3,659,829)	(48,345,796)	(11,400,590)

Net appreciation (depreciation)	$555,500,147	$150,968,557	$(1,356,852)	$115,017,685	$66,824,767	$628,120,158	$82,004,159

MARCH 31, 2018 (UNAUDITED)

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$47,401,710	$99,628,813	$190,384,300	$95,991,969	$354,096,223

Gross appreciation	$7,114,284	$45,154,694	$26,240,763	$568,702	$1,880,811
Gross (depreciation)	(1,792,124)	(8,733,332)	(5,317,421)	(1,389,678)	(26,566,987)

Net appreciation (depreciation)	$5,322,160	$36,421,362	$20,923,342	$(820,976)	$(24,686,176)

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund typically declares and pays dividends monthly. The Global Value, Strategic Income and U.S. Treasury Funds typically declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards are available for an unlimited period. Post-enactment losses that are carried forward retain their character as either short-term or long-term capital losses. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards as of September 30, 2017 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$7,798,666	$1,152,970
Emerging Markets Small Cap Fund	11,373,715	—
Frontier Emerging Small Countries Fund	97,765,929	53,783,397
Long/Short Fund	26,195,256	127,709,466
Strategic Income Fund	4,757,330	—
Income Fund	91,170	—
U.S. Treasury Fund	10,816,652	3,399,648

During the tax year ended September 30, 2017, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Small Cap Fund	$66,457,413
International Opportunities Fund	5,672,021
Small Cap Value Fund	12,686,827
Strategic Income Fund	2,392,583

WASATCH FUNDS

Notes to Financial Statements (continued)

The Funds have elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$8,181,295
Emerging India Fund	—	1,275,315
Emerging Markets Select Fund	—	20,605
Emerging Markets Small Cap Fund	—	1,355,255
Frontier Emerging Small Countries Fund	—	3,923,739
Global Opportunities Fund	79,288	912,121
International Growth Fund	—	879,707
International Opportunities Fund	—	3,171,871
Long/Short Fund	—	455,640
Micro Cap Fund	—	2,607,368
Micro Cap Value Fund	—	1,095,632
Small Cap Growth Fund	—	9,822,810
Small Cap Value Fund	—	127,730
Strategic Income Fund	—	64,525
Ultra Growth Fund	86,414	903,987

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund and World Innovators Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2019 (with the exception of Wasatch Global Value Fund, which has been extended through January 31, 2020). If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2019 or January 31, 2020 in the case of the Global Value Fund). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2019. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Global Value Fund and Long/Short Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Global Value Fund was $70,993 and for the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights.

MARCH 31, 2018 (UNAUDITED)

Investment advisory fees and fees waived, if any, for the six months ended March 31, 2018 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2019	$56,919
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2019	5,782
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2019	51,282
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2019	101,485
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2019	157,923
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2019	13,978
Global Value Fund	0.90%	1.10%	0.95%	1/31/2020	78,005
International Growth Fund	1.25%	1.75%	1.35%	1/31/2019	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2019	—
Long/Short Fund	1.10%	1.60%	1.15%	1/31/2019	59,195
Micro Cap Fund	1.50%	1.95%	N/A	1/31/2019	—
Micro Cap Value Fund	1.50%	1.95%	N/A	1/31/2019	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2019	100,416
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2019	21,156
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2019	27,992
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2019	—
World Innovators Fund	1.50%	1.95%	1.55%	1/31/2019	12,766
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2019	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2018, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

Payments by Advisor — During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Global Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267.

On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO, the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement

WASATCH FUNDS

Notes to Financial Statements (continued)

service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2018 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of March 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	48%
Emerging India Fund	2	66%
Emerging Markets Select Fund	3	69%
Emerging Markets Small Cap Fund	3	64%
Frontier Emerging Small Countries Fund	2	65%
Global Opportunities Fund	3	57%
Global Value Fund	2	74%
International Growth Fund	2	54%
International Opportunities Fund	2	58%
Long/Short Fund	2	64%
Micro Cap Fund	2	26%
Micro Cap Value Fund	3	65%
Small Cap Growth Fund	2	49%
Small Cap Value Fund	2	42%
Strategic Income Fund	4	61%
Ultra Growth Fund	2	27%
World Innovators Fund	3	57%
Income Fund	1	89%
U.S. Treasury Fund	4	66%

MARCH 31, 2018 (UNAUDITED)

Affiliated Interests — As of March 31, 2018, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	19	1%
Emerging India Fund	19	5%
Emerging Markets Select Fund	16	16%
Emerging Markets Small Cap Fund	15	1%
Frontier Emerging Small Countries Fund	14	1%
Global Opportunities Fund	19	8%
Global Value Fund	10	1%
International Growth Fund	13	1%
International Opportunities Fund	17	1%
Long/Short Fund	4	<1%
Micro Cap Fund	11	1%
Micro Cap Value Fund	13	3%
Small Cap Growth Fund	16	1%
Small Cap Value Fund	10	1%
Strategic Income Fund	5	18%
Ultra Growth Fund	6	3%
World Innovators Fund	8	2%
Income Fund	5	<1%
U.S. Treasury Fund	10	1%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2018 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/2018	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/2018	Change in Unrealized Depreciation for the period ended 3/31/2018
	Balance 9/30/2017	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2018
World Innovators Fund
GAME Digital plc	—	9,491,636	—	9,491,636	$—	$—	$(488,026)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2018, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Core Growth Fund
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	$4,000,004	$5,721,445	0.33%

Emerging India Fund
Bandhan Bank Ltd. Anchor Shares	Common Stock	11/15/17	$2,043,488	$2,455,438	0.96%

Micro Cap Fund
Select Interior Concepts, Inc.	Common Stock	11/15/17	$3,120,000	$3,445,000	0.93%

WASATCH FUNDS

Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	$—	$326,356	0.13%
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	—	—	—%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	46,991	0.02%
Select Interior Concepts, Inc.	Common Stock	11/15/17	3,600,000	3,975,000	1.59%
Synergetics USA, Inc.	Right	10/14/15	71,250	3,750	—%
Vertex Energy, Inc.	Warrant	6/22/15	95,000	11,448	0.01%
Vertex Energy, Inc., Pfd. Series B	Convertible Preferred Stock	6/22/15 - 1/10/18	1,705,632	1,544,189	0.62%

			$5,501,883	$5,907,734	2.37%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$6,397,861	0.37%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	909,314	0.05%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,982	272,390	0.02%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	652,846	0.04%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	16,881,731	0.96%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	4,291,057	0.24%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	12,287,381	15,350,001	0.88%
Forescout Technologies, Inc.	Common Stock	11/25/15	6,000,003	9,294,790	0.53%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,965,006	1,952,685	0.11%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	742,233	1,055,562	0.06%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	305,627	0.02%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	189,058	0.01%

			$43,179,536	$57,552,922	3.29%

Strategic Income Fund
Herbalife Ltd. CVR	Right	10/13/17	$—	$57,821	0.11%
Star Asia Capital Corp Ltd.	Common Stock	2/22/07 - 5/11/15	572,598	811,028	1.53%

			$572,598	$868,849	1.64%

Ultra Growth Fund
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	$920,553	$1,150,000	0.86%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,770,606	1,757,409	1.31%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	743,245	1,055,562	0.79%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	76,407	0.06%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,236	47,265	0.03%
Tandem Diabetes Care, Inc.	Warrant	10/13/17	56,744	155,636	0.12%
Tandem Diabetes Care, Inc.	Warrant	10/13/17	8,245	87,798	0.06%

			$4,045,630	$4,330,077	3.23%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/13 - 3/31/17	$196,712	$195,270	0.09%
Herbalife Ltd. CVR	Right	10/13/17	—	74,515	0.04%

			$196,712	$269,785	0.13%

10. LINE OF CREDIT

Effective May 19, 2017, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

MARCH 31, 2018 (UNAUDITED)

For the six months ended March 31, 2018, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2018
Core Growth Fund	$4,727,180	5	$1,803	2.75%	$—
Emerging India Fund	1,177,953	40	3,847	2.94%	743,824
Emerging Markets Select Fund	527,722	59	2,464	2.85%	146,400
Emerging Markets Small Cap Fund	5,221,531	48	18,915	2.72%	—
Frontier Emerging Small Countries Fund	1,568,692	63	7,713	2.81%	—
Global Opportunities Fund	1,279,064	46	4,483	2.74%	—
International Growth Fund	33,111,186	2	4,567	2.48%	—
International Opportunities Fund	1,051,263	12	872	2.49%	—
Long/Short Fund	1,616,183	4	508	2.83%	—
Small Cap Growth Fund	1,081,959	12	1,005	2.79%	—
Ultra Growth Fund	230,707	4	73	2.85%	—
Income Fund	65,098	1	5	2.83%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings. For example, there has been significant political upheaval in Zimbabwe, and as a result the Pricing Committee has applied a discount to the Zimbabwe assets held by the Frontier Emerging Small Countries Fund.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value

WASATCH FUNDS

Notes to Financial Statements (continued)

and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an

MARCH 31, 2018 (UNAUDITED)

entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

WASATCH FUNDS

Notes to Financial Statements (continued)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Core Growth Fund
Assets
Common Stocks	Biotechnology	$26,898,717	$33,144,515	$—	$60,043,232
	Diversified Banks	—	19,439,726	—	19,439,726
	Regional Banks	160,244,776	35,820,388	—	196,065,164
	Other	1,440,632,572	—	—	1,440,632,572
Preferred Stocks		—	—	5,721,445	5,721,445
Short-Term Investments		—	24,177,779	—	24,177,779

		$1,627,776,065	$112,582,408	$5,721,445	$1,746,079,918

Emerging India Fund
Assets
Common Stocks	Cable & Satellite	$312,170	$—	$—	$312,170
	Diversified Banks	6,872,265	3,844,972	2,455,438	13,172,675
	Human Resource & Employment Services	10,583,855	—	—	10,583,855
	Internet & Direct Marketing Retail	11,564,469	—	—	11,564,469
	Other	—	219,338,145	—	219,338,145

		$29,332,760	$223,183,117	$2,455,437	$254,971,314

Emerging Markets Select Fund
Assets
Common Stocks	Airport Services	$1,986,070	$—	$—	$1,986,070
	Biotechnology	2,533,743	—	—	2,533,743
	Drug Retail	1,836,508	—	—	1,836,508
	Food Retail	1,332,308	—	—	1,332,308
	Highways & Railtracks	753,477	—	—	753,477
	Home Furnishings	875,450	—	—	875,450
	Human Resource & Employment Services	1,528,759	—	—	1,528,759
	Industrial Machinery	969,988	—	—	969,988
	Internet & Direct Marketing Retail	3,545,876	—	—	3,545,876
	Internet Software & Services	3,568,637	2,449,129	—	6,017,766
	Packaged Foods & Meats	804,028	2,164,163	—	2,968,191
	Semiconductors	1,685,908	—	—	1,685,908
	Technology Hardware, Storage & Peripherals	912,113	—	—	912,113
	Other	—	20,332,852	—	20,332,852
Preferred Stocks		1,363,327	—	—	1,363,327

		$23,696,192	$24,946,144	$—	$48,642,336

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Emerging Markets Small Cap Fund
Assets
Common Stocks	Auto Parts & Equipment	$—	$9,211,827	$—	$9,211,827
	Automotive Retail	—	25,091,822	—	25,091,822
	Building Products	—	8,787,814	—	8,787,814
	Commodity Chemicals	—	10,801,631	—	10,801,631
	Consumer Finance	10,984,925	38,347,397	—	49,332,322
	Department Stores	—	5,915,848	—	5,915,848
	Diversified Banks	—	23,970,028	—	23,970,028
	Diversified Chemicals	—	6,778,891	—	6,778,891
	Diversified Support Services	—	8,053,546	—	8,053,546
	Drug Retail	11,831,493	14,422,022	—	26,253,515
	Electrical Components & Equipment	17,378,911	7,598,539	—	24,977,450
	Electronic Equipment & Instruments	—	12,233,567	—	12,233,567
	Fertilizers & Agricultural Chemicals	—	3,287,467	—	3,287,467
	Footwear	5,948,500	5,638,835	—	11,587,335
	Health Care Equipment	—	7,044,909	—	7,044,909
	Health Care Services	—	2,718,678	—	2,718,678
	Highways & Railtracks	8,094,303	6,666,127	—	14,760,430
	Home Furnishings	4,597,345	14,084,618	—	18,681,963
	Hotels, Resorts & Cruise Lines	6,725,113	8,824,155	—	15,549,268
	Industrial Conglomerates	—	8,917,383	—	8,917,383
	Industrial Machinery	11,678,303	2,672,485	—	14,350,788
	Internet Software & Services	—	6,084,219	—	6,084,219
	Life & Health Insurance	—	2,752,278	—	2,752,278
	Marine	—	3,549,307	—	3,549,307
	Marine Ports & Services	—	6,739,227	—	6,739,227
	Packaged Foods & Meats	—	21,776,875	—	21,776,875
	Pharmaceuticals	5,076,921	—	16,586	5,093,507
	Regional Banks	3,914,502	4,787,097	—	8,701,599
	Research & Consulting Services	—	5	—	5
	Specialty Chemicals	—	15,745,129	—	15,745,129
	Systems Software	—	11,440,723	—	11,440,723
	Thrifts & Mortgage Finance	—	5,854,661	—	5,854,661
	Other	235,624,301	—	—	235,624,301
Preferred Stocks		—	8,333,219	—	8,333,219
Short-Term Investments		—	9,922,705	—	9,922,705

		$321,854,617	$328,053,034	$16,586	$649,924,237

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Frontier Emerging Small Countries Fund
Assets
Common Stocks	Automobile Manufacturers	$1,511,058	$1,219,199	$—	$2,730,257
	Cable & Satellite	—	5,755,402	—	5,755,402
	Consumer Finance	6,338,418	4,379,828	—	10,718,246
	Diversified Banks	23,106,943	12,783,330	—	35,890,273
	Diversified Real Estate Activities	—	6,108,671	—	6,108,671
	Financial Exchanges & Data	—	5,506,409	—	5,506,409
	Food Retail	8,170,867	3,715,306	—	11,886,173
	Health Care Facilities	2,253,194	7,344,461	—	9,597,655
	Industrial Conglomerates	—	2,238,409	—	2,238,409
	Multi-Sector Holdings	—	4,073,141	—	4,073,141
	Pharmaceuticals	—	4,651,045	—	4,651,045
	Real Estate Operating Companies	—	1,705,770	—	1,705,770
	Restaurants	—	4,827,850	—	4,827,850
	Specialty Chemicals	—	2,935,219	—	2,935,219
	Wireless Telecommunication Services	—	4,612,934	—	4,612,934
	Other	46,346,514	—	—	46,346,514
Preferred Stocks		3,886,033	—	—	3,886,033
Participation Notes		—	2,632,353	—	2,632,353
Short-Term Investments		—	2,725,364	—	2,725,364
Other Assets less Liabilities		(147,248)	—	1,967,327	1,820,079

		$91,465,779	$77,214,691	$1,967,327	$170,647,797

Global Opportunities Fund
Assets
Common Stocks	Application Software	$9,497,786	$370,941	$—	$9,868,727
	Biotechnology	8,237,930	1,852,437	—	10,090,367
	Building Products	2,358,025	1,433,240	—	3,791,265
	Consumer Finance	3,592,704	2,296,773	—	5,889,477
	Diversified Chemicals	—	1,057,135	—	1,057,135
	Diversified Real Estate Activities	—	984,868	—	984,868
	Drug Retail	—	514,783	—	514,783
	Electrical Components & Equipment	1,114,213	1,179,314	—	2,293,527
	General Merchandise Stores	2,466,511	1,394,690	—	3,861,201
	Health Care Equipment	1,966,498	1,697,868	—	3,664,366
	Health Care Services	—	951,690	—	951,690
	Health Care Supplies	1,544,701	1,110,584	—	2,655,285
	Human Resource & Employment Services	—	1,750,771	—	1,750,771
	Industrial Conglomerates	—	1,290,337	—	1,290,337
	Industrial Machinery	4,697,513	1,387,026	—	6,084,539
	Internet Software & Services	5,111,972	1,316,812	—	6,428,784
	Life & Health Insurance	—	1,740,534	—	1,740,534
	Packaged Foods & Meats	—	1,073,578	—	1,073,578
	Pharmaceuticals	536,017	1,589,018	—	2,125,035
	Regional Banks	4,135,149	2,721,282	—	6,856,431
	Restaurants	—	716,753	—	716,753
	Semiconductors	—	1,064,585	—	1,064,585
	Specialized Finance	—	651,913	—	651,913
	Specialty Chemicals	—	2,227,108	—	2,227,108
	Specialty Stores	1,339,042	532,626	—	1,871,668
	Trading Companies & Distributors	1,522,184	977,281	—	2,499,465
	Other	30,077,756	—	—	30,077,756
Short-Term Investments		—	2,441,709	—	2,441,709

		$78,198,001	$36,325,656	$—	$114,523,657

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Global Value Fund
Assets
Common Stocks	Construction & Engineering	$—	$2,259,903	$—	$2,259,903
	Diversified Banks	16,298,130	15,219,303	—	31,517,433
	Other Diversified Financial Services	—	5,010,186	—	5,010,186
	Pharmaceuticals	8,020,740	6,516,977	—	14,537,717
	Reinsurance	—	6,743,695	—	6,743,695
	Tobacco	—	4,034,150	—	4,034,150
	Water Utilities	—	3,168,533	—	3,168,533
	Wireless Telecommunication Services	—	12,218,194	—	12,218,194
	Other	81,408,193	—	—	81,408,193
Short-Term Investments		—	6,458,741	—	6,458,741

		$105,727,063	$61,629,682	$—	$167,356,745

Liabilities
Call Options Written		$(8,700)	$—	$—	$(8,700)

		$(8,700)	$—	$—	$(8,700)

International Growth Fund
Assets
Common Stocks	Airport Services	$16,057,473	$—	$—	$16,057,473
	Apparel, Accessories & Luxury Goods	20,080,694	36,114,475	—	56,195,169
	Application Software	9,304,299	54,274,783	—	63,579,082
	Biotechnology	19,675,145	42,702,119	—	62,377,264
	Data Processing & Outsourced Services	19,945,942	—	—	19,945,942
	Drug Retail	56,644,156	36,802,899	—	93,447,055
	Electrical Components & Equipment	17,827,810	15,798,977	—	33,626,787
	Electronic Equipment & Instruments	16,652,503	23,740,860	—	40,393,363
	Health Care Supplies	27,091,036	5,283,786	—	32,374,822
	Health Care Technology	20,851,321	—	—	20,851,321
	Human Resource & Employment Services	21,877,649	18,667,954	—	40,545,603
	Industrial Machinery	12,380,732	55,342,546	—	67,723,278
	Internet & Direct Marketing Retail	7,040,122	18,872,990	—	25,913,112
	Internet Software & Services	52,435,814	59,552,885	—	111,988,699
	Movies & Entertainment	11,340,025	19,444,005	—	30,784,030
	Oil & Gas Equipment & Services	8,714,493	34,419,743	—	43,134,236
	Packaged Foods & Meats	10,337,761	48,434,635	—	58,772,396
	Regional Banks	20,613,237	28,142,342	—	48,755,579
	Research & Consulting Services	27,886,514	391,116	—	28,277,630
	Semiconductor Equipment	15,040,531	—	—	15,040,531
	Semiconductors	17,109,431	30,306,257	—	47,415,688
	Systems Software	15,865,209	24,821,060	—	40,686,269
	Technology Hardware, Storage & Peripherals	21,621,810	—	—	21,621,810
	Trading Companies & Distributors	36,255,300	43,548,275	—	79,803,575
	Other	—	501,299,301	—	501,299,301
Short-Term Investments		—	50,075,525	—	50,075,525

		$502,649,007	$1,148,036,533	$—	$1,650,685,540

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
International Opportunities Fund
Assets
Common Stocks	Advertising	$5,585,752	$2,740,090	$—	$8,325,842
	Aerospace & Defense	3,262,175	—	—	3,262,175
	Apparel Retail	3,068,657	—	—	3,068,657
	Apparel, Accessories & Luxury Goods	2,731,371	—	—	2,731,371
	Application Software	17,408,607	13,044,533	—	30,453,140
	Asset Management & Custody Banks	8,766,017	—	—	8,766,017
	Automobile Manufacturers	3,292,295	—	—	3,292,295
	Automotive Retail	4,917,359	—	—	4,917,359
	Brewers	3,347,661	7,783,826	—	11,131,487
	Building Products	3,317,907	—	—	3,317,907
	Consumer Finance	6,146,150	8,210,863	—	14,357,013
	Diversified Support Services	2,229,166	13,485,288	—	15,714,454
	Drug Retail	9,844,810	—	—	9,844,810
	Electrical Components & Equipment	6,662,117	3,092,266	—	9,754,383
	Electronic Equipment & Instruments	2,628,136	13,512,955	—	16,141,091
	Food Retail	20,647,200	6,618,960	—	27,266,160
	Health Care Equipment	2,962,820	4,819,846	—	7,782,666
	Health Care Facilities	3,689,026	—	—	3,689,026
	Health Care Technology	2,296,203	11,966,899	—	14,263,102
	Home Furnishing Retail	1,136,290	—	—	1,136,290
	Home Improvement Retail	11,405,913	—	—	11,405,913
	Human Resource & Employment Services	2,983,413	6,480,051	—	9,463,464
	Internet & Direct Marketing Retail	21,109,922	9,321,933	—	30,431,855
	Internet Software & Services	29,775,781	5,283,115	—	35,058,896
	Investment Banking & Brokerage	10,600,055	—	—	10,600,055
	Life Sciences Tools & Services	2,954,307	—	—	2,954,307
	Packaged Foods & Meats	3,505,625	24,434,837	—	27,940,462
	Personal Products	8,023,778	7,710,246	—	15,734,024
	Property & Casualty Insurance	8,125,000	—	—	8,125,000
	Real Estate Operating Companies	5,713,313	—	—	5,713,313
	Research & Consulting Services	496,532	2,782,963	—	3,279,495
	Restaurants	7,764,719	12,813,393	—	20,578,112
	Semiconductor Equipment	8,625,018	1,673,384	—	10,298,402
	Semiconductors	1,548,146	—	—	1,548,146
	Specialty Stores	1,034,515	—	—	1,034,515
	Systems Software	3,501,429	3,731,272	—	7,232,701
	Thrifts & Mortgage Finance	3,703,747	3,873,880	—	7,577,627
	Other	—	98,773,734	—	98,773,734
Short-Term Investments		—	18,365,249	—	18,365,249

		$244,810,932	$280,519,583	$—	$525,330,515

Long/Short Fund
Assets
Common Stocks		$63,857,870	$—	$—	$63,857,870
Limited Partnership Interest		2,584,499	—	—	2,584,499
Short-Term Investments		—	3,729,660	—	3,729,660

		$66,442,369	$3,729,660	$—	$70,172,029

Liabilities
Securities Sold Short		$(18,069,619)	$—	$—	$(18,069,619)

		$(18,069,619)	$—	$—	$(18,069,619)

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Micro Cap Fund
Assets
Common Stocks	Application Software	$23,793,146	$3,498,807	$—	$27,291,953
	Asset Management & Custody Banks	1,957,156	2,381,784	—	4,338,940
	Biotechnology	22,651,095	4,194,099	—	26,845,194
	Consumer Finance	—	2,240,433	—	2,240,433
	Department Stores	—	9,228,230	—	9,228,230
	Diversified Banks	—	3,881,063	—	3,881,063
	Diversified Support Services	4,965,086	2,175,885	—	7,140,971
	Heavy Electrical Equipment	2,679,924	988,286	—	3,668,210
	Homebuilding	7,876,021	3,445,000	—	11,321,021
	Industrial Machinery	14,424,429	4,844,680	—	19,269,109
	Packaged Foods & Meats	6,685,971	3,499,424	—	10,185,395
	Thrifts & Mortgage Finance	8,429,895	3,675,215	—	12,105,110
	Other	201,525,533	—	—	201,525,533
Short-Term Investments		—	32,894,481	—	32,894,481

		$294,988,256	$76,947,387	$—	$371,935,643

Micro Cap Value Fund
Assets
Common Stocks	Application Software	$8,055,340	$1,986,502	$—	$10,041,842
	Asset Management & Custody Banks	3,052,860	2,987,336	—	6,040,196
	Computer & Electronics Retail	—	1,204,347	—	1,204,347
	Diversified Banks	—	2,070,982	—	2,070,982
	Education Services	—	2,143,282	—	2,143,282
	Electronic Equipment & Instruments	3,334,500	2,800,301	—	6,134,801
	General Merchandise Stores	2,170,800	1,820,215	—	3,991,015
	Health Care Technology	1,779,400	3,314,665	—	5,094,065
	Homebuilding	4,846,530	3,975,000	—	8,821,530
	Industrial Machinery	7,609,514	2,531,814	—	10,141,328
	Packaged Foods & Meats	3,760,189	2,645,177	—	6,405,366
	Personal Products	—	2,115,805	—	2,115,805
	Publishing	—	1,876,448	—	1,876,448
	Thrifts & Mortgage Finance	9,112,773	2,552,752	—	11,665,525
	Other	158,317,175	—	—	158,317,175
Convertible Preferred Stocks		—	—	1,544,189	1,544,189
Rights		—	—	330,106	330,106
Limited Liability Company Membership Interest		—	—	46,991	46,991
Warrants		—	—	11,448	11,448
Short-Term Investments		—	15,171,597	—	15,171,597

		$202,039,081	$49,196,223	$1,932,734	$253,168,038

Small Cap Growth Fund
Assets
Common Stocks	Biotechnology	$120,448,931	$36,462,214	$—	$156,911,145
	Regional Banks	98,714,977	43,234,326	—	141,949,303
	Systems Software	93,710,212	—	9,294,790	103,005,002
	Other	1,245,816,884	—	—	1,245,816,884
Preferred Stocks		—	—	45,249,885	45,249,885
Limited Partnership Interest[1]		—	—	—	3,008,247
Short-Term Investments		—	51,521,965	—	51,521,965

		$1,558,691,004	$131,218,505	$54,544,675	$1,747,462,431

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Small Cap Value Fund
Assets
Common Stocks	Diversified Banks	$—	$4,312,469	$—	$4,312,469
	Other	377,564,501	—	—	377,564,501
Limited Partnership Interest		3,556,848	—	—	3,556,848
Short-Term Investments		—	8,282,068	—	8,282,068

		$381,121,349	$12,594,537	$—	$393,715,886

Strategic Income Fund
Assets
Common Stocks	Cable & Satellite	$2,176,629	$244,713	$—	$2,421,342
	Diversified REITs	511,420	—	811,028	1,322,448
	Industrial Conglomerates	263,804	55,632	—	319,436
	Semiconductor Equipment	—	1,341,834	—	1,341,834
	Other	33,156,300	—	—	33,156,300
Rights		—	—	57,821	57,821
Limited Partnership Interest		3,472,654	—	—	3,472,654
Limited Liability Company Membership Interest		540,565	—	—	540,565
Exchange-Traded Funds		3,049,940	—	—	3,049,940
Short-Term Investments		—	7,041,530	—	7,041,530

		$43,171,312	$8,683,709	$868,849	$52,723,870

Ultra Growth Fund
Assets
Common Stocks	Department Stores	$—	$2,387,985	$—	$2,387,985
	Diversified Banks	—	1,949,803	—	1,949,803
	Health Care Services	—	1,213,024	—	1,213,024
	Internet & Direct Marketing Retail	3,311,381	1,001,577	—	4,312,958
	Regional Banks	8,901,938	3,245,901	—	12,147,839
	Other	101,147,725	—	—	101,147,725
Preferred Stocks		—	—	1,273,672	1,273,672
Warrants		—	—	243,434	243,434
Limited Partnership Interest[1]		—	—	—	2,812,971
Short-Term Investments		—	8,560,764	—	8,560,764

		$113,361,044	$18,359,054	$1,517,106	$136,050,175

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
World Innovators Fund
Assets
Common Stocks	Aerospace & Defense	$4,634,847	$—	$—	$4,634,847
	Agricultural Products	1,147,630	6,673,424	—	7,821,054
	Alternative Carriers	8,347,854	—	—	8,347,854
	Application Software	162,748	1,197,918	—	1,360,666
	Biotechnology	1,972,111	1,730,265	—	3,702,376
	Consumer Electronics	3,897,604	7,254,358	—	11,151,962
	Electrical Components & Equipment	4,937,897	—	—	4,937,897
	Fertilizers & Agricultural Chemicals	2,126,700	—	—	2,126,700
	Financial Exchanges & Data	930,196	—	—	930,196
	Food Retail	4,467,154	—	—	4,467,154
	Health Care Facilities	2,592,453	—	—	2,592,453
	Health Care Supplies	11,921,853	8,966,138	—	20,887,991
	Health Care Technology	5,957,093	2,188,930	—	8,146,023
	Home Entertainment Software	3,625,585	7,132,747	—	10,758,332
	Home Improvement Retail	1,003,484	—	—	1,003,484
	Household Appliances	4,407,840	—	—	4,407,840
	Hypermarkets & Super Centers	5,652,900	—	—	5,652,900
	Internet & Direct Marketing Retail	324,374	—	—	324,374
	Leisure Facilities	2,034,351	—	—	2,034,351
	Leisure Products	10,634,586	—	—	10,634,586
	Movies & Entertainment	6,065	7,553,063	—	7,559,128
	Publishing	4,820,000	1,672,464	—	6,492,464
	Technology Hardware, Storage & Peripherals	742,446	2,002,378	—	2,744,824
	Wireless Telecommunication Services	2,080,262	—	—	2,080,262
	Other	—	42,426,857	—	42,426,857
Rights		—	—	74,515	74,515
Limited Partnership Interest[1]		—	—	—	195,270
Short-Term Investments		—	33,811,282	—	33,811,282

		$88,428,033	$122,609,824	$74,515	$211,307,642

Income Fund
Assets
Corporate Bonds		$—	$50,185,004	$—	$50,185,004
Asset-Backed Securities		—	14,962,408	968,438	15,930,846
Mortgage-Backed Securities		—	10,469,395	—	10,469,395
U.S. Treasury Notes		—	6,691,284	—	6,691,284
Municipal Bonds		—	3,054,027	—	3,054,027
U.S. Government Agency Securities		—	2,082,895	—	2,082,895
Commercial Mortgage-Backed Securities		—	2,663,786	—	2,663,786
U.S. Treasury Inflation-Protected Securities		—	1,997,979	—	1,997,979
U.S. Treasury Bonds		—	1,111,430	—	1,111,430
Foreign Bonds		—	984,347	—	984,347

		$—	$94,202,555	$968,438	$95,170,993

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$324,311,957	$—	$324,311,957
Short-Term Investments		—	5,098,090	—	5,098,090

		$—	$329,410,047	$—	$329,410,047

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Fair Value at 3/31/2018	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$3,008,247	$—	—	—
Ultra Growth Fund
Limited Partnership Interests[1]	$2,812,971	$—	—	—
World Innovators Fund
Limited Partnership Interests[1]	$195,270	$—	—	—

[1]	The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years.

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Core Growth Fund	$77,398,681	$77,398,681
Emerging India Fund	160,696,074	160,696,074
Emerging Markets Select Fund	19,382,940	19,382,940
Emerging Markets Small Cap Fund	240,816,461	240,816,461
Frontier Emerging Small Countries Fund	66,461,669	66,461,669
Global Opportunities Fund	25,894,797	25,894,797
Global Value Fund	26,404,355	26,404,355
International Growth Fund	827,067,442	827,067,442
International Opportunities Fund	202,119,788	202,119,788
Micro Cap Fund	30,129,929	30,129,929
Micro Cap Value Fund	19,508,145	19,508,145
Small Cap Growth Fund	69,245,931	69,245,931
Small Cap Value Fund	4,077,951	4,077,951
Strategic Income Fund	61,425	61,425
Ultra Growth Fund	6,978,788	6,978,788
World Innovators Fund	28,341,465	28,341,465

There was a transfer of $1,521,247 in the Emerging India Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ICICI Lombard General Insurance Co. Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

During the period, $1,967,327 in the Frontier Emerging Small Countries Fund was transferred from Level 1 to Level 3 due to the fair valuation of U.S. dollars held in Zimbabwe.

MARCH 31, 2018 (UNAUDITED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2018:

Fund	Market Value Beginning Balance 9/30/2017	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2018
Core Growth Fund
Preferred Stocks	$4,024,495	$—	$—	$—	$—	$1,696,950	$—	$—	$5,721,445	$1,696,950

	4,024,495	—	—	—	—	1,696,950	—	—	5,721,445	1,696,950

Emerging India Fund
Common Stocks	1,521,247	2,043,488	—	—	—	411,950	—	(1,521,247)	2,455,438	411,950

	1,521,247	2,043,488	—	—	—	411,950	—	(1,521,247)	2,455,438	411,950

Emerging Markets Small Cap Fund
Common Stocks	16,664	—	—	—	—	(78)	—	—	16,586	(78)

	16,664	—	—	—	—	(78)	—	—	16,586	(78)

Frontier Emerging Small Countries Fund
Common Stocks	—	—	—	—	—	—	1,967,327	—	1,967,327	—

	—	—	—	—	—	—	1,967,327	—	1,967,327	—

Micro Cap Value Fund
Convertible Preferred Stocks	1,460,260	52,830	—	—	—	31,099	—	—	1,544,189	31,099
Rights	345,106	—	—	—	—	(15,000)	—	—	330,106	(15,000)
Limited Liability Company	51,476	—	—	—	—	(4,485)	—	—	46,991	(4,485)
Warrants	2,500	—	—	—	—	8,948	—	—	11,448	8,948

	1,859,342	52,830	—	—	—	20,562	—	—	1,932,734	20,562

Small Cap Growth Fund
Common Stocks	—	6,000,003	—	—	—	3,294,787	—	—	9,294,790	3,294,787
Preferred Stocks	44,874,176	—	(6,000,003)	—	—	6,375,712	—	—	45,249,885	9,491,749

	44,874,176	6,000,003	(6,000,003)	—	—	9,670,499	—	—	54,544,675	12,786,536

Strategic Income Fund
Common Stocks	885,728	—	—	—	—	(74,700)	—	—	811,028	(74,700)
Rights	—	—	—	—	—	57,821	—	—	57,821	57,821

	885,728	—	—	—	—	(16,879)	—	—	868,849	(16,879)

Ultra Growth Fund
Preferred Stocks	1,511,972	—	(685,492)	—	285,682	161,510	—	—	1,273,672	27,417
Warrants	—	64,988	—	—	—	178,446	—	—	243,434	178,446

	1,511,972	64,988	(685,492)	—	285,682	339,956	—	—	1,517,106	205,863

World Innovators Fund
Rights	—	—	—	—	—	74,515	—	—	74,515	74,515

	—	—	—	—	—	74,515	—	—	74,515	74,515

Income Fund
Asset-Backed Securities	1,009,375	—	—	—	—	(40,937)	—	—	968,438	(40,937)

	1,009,375	—	—	—	—	(40,937)	—	—	968,438	(40,937)

WASATCH FUNDS

Notes to Financial Statements (continued)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2018	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$5,721,445	Market comparable companies	EV/R* multiple Discount for lack of marketability	7.7 - 11.3 (9.4) 20%
Emerging India Fund	Common Stock: Diversified Banks	$2,455,437	Discount for lack of marketability	Discount for lack of marketability	4%
Micro Cap Value Fund	Rights: Pharmaceuticals	$326,356	Probability of receipt	Probability of receipt	50%
Micro Cap Value Fund	Private Investment in a Public Equity: Oil & Gas Refining & Marketing	$1,544,189	Bond model with call option	Bond model with call option	100%
Small Cap Growth Fund	Common Stock: Systems Software	$9,294,790	Discount for lack of marketability	Discount for lack of marketability	3%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$494,685	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.0 - 9.5 (4.5) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$6,397,861	Liquidation preference	Probability weighting	80%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$15,350,001	Market comparable companies	EV/R* multiple Discount for lack of marketability	4.3 - 9.5 (6.5) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$23,007,338	Market comparable companies	EV/R* multiple Discount for lack of marketability	7.7 - 11.3 (9.4) 20%
Strategic Income Fund	Common Stock: Diversified REITs	$811,028	Last trade	Last trade	100%
Strategic Income Fund	Rights: Personal Products	$57,821	Probability of take out Premium of take out	Probability of take out Premium of take out	8% 20%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$123,672	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.0 - 9.5 (4.5) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$1,150,000	Market comparable companies	EV/R* multiple Discount for lack of marketability	4.3 - 9.5 (6.5) 20%
Ultra Growth Fund	Warrants: Health Care Equipment	$155,636	Black Scholes	Black Scholes Take out value	90% 10%
Ultra Growth Fund	Warrants: Health Care Equipment	$87,798	Black Scholes	Black Scholes	100%
World Innovators	Rights: Personal Products	$74,515	Probability of take out Premium of take out	Probability of take out Premium of take out	8% 20%
Income Fund	Asset Backed Security	$968,438	Broker bid	Broker bid	100%
Frontier Emerging Small Countries Fund	Other Assets Less Liabilities: USD held in Zimbabwe	$1,967,327	Discount for lack of marketability of currency	Discount for lack of marketability of currency	40%

*	Enterprise-Value-To-Revenue Multiple (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

A change to a multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

MARCH 31, 2018 (UNAUDITED)

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2018:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$24,177,779	$—	$(24,177,779)	$—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	9,922,705	—	(9,922,705)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	2,725,364	—	(2,725,364)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	2,441,709	—	(2,441,709)	—
Global Value Fund	Fixed Income Clearing Corp.	6,458,741	—	(6,458,741)	—
International Growth Fund	Fixed Income Clearing Corp.	50,075,525	—	(50,075,525)	—
International Opportunities Fund	Fixed Income Clearing Corp.	18,365,249	—	(18,365,249)	—
Long/Short Fund	Fixed Income Clearing Corp.	3,729,660	—	(3,729,660)	—
Micro Cap Fund	Fixed Income Clearing Corp.	32,894,481	—	(32,894,481)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	15,171,597	—	(15,171,597)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	51,521,965	—	(51,521,965)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	8,282,068	—	(8,282,068)	—
Strategic Income Fund	Fixed Income Clearing Corp.	7,041,530	—	(7,041,530)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	8,560,764	—	(8,560,764)	—
World Innovators Fund	Fixed Income Clearing Corp.	33,811,282	—	(33,811,282)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	5,098,090	—	(5,098,090)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

CALL OPTIONS WRITTEN

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[1]	Net Amount (Not Less Than 0)
Global Value Fund	$8,700	$—	$(8,700)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 4 for “Options Transactions” and the Schedule of Investments.

SECURITIES BORROWED FOR SHORT SALES

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$18,069,619	$—	$(18,069,619)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

14. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

WASATCH GLOBAL VALUE FUND

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2018:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$8,700	$—	$8,700

WASATCH FUNDS

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2018:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) Options written	$—	$—	$—	$23,263	$—	$23,263

For the six months ended March 31, 2018, the average monthly balance of outstanding derivative financial instruments was as follows:

Global Value Fund
Option contracts:
Average number of call contracts written	50
Average value of call contracts written	$5,327

15. SUBSEQUENT EVENTS

At a meeting held on November 7-8, 2017, the Board approved the reorganization of the Wasatch Long/Short Fund (the “Long/Short Fund”) with and into the Wasatch Global Value Fund (the “Global Value Fund”), each a series of the Trust (the “Long/Short Reorganization”). In order for the Long/Short Reorganization to occur, it must be approved by the shareholders of the Long/Short Fund. The Board therefore called for a special meeting of the Shareholders of the Long/Short Fund to vote on the Long/Short Reorganization. The meeting was expected to be held in March 2018. The meeting is now expected to be held in July 2018, pending Securities and Exchange Commission (“SEC”) approval of the proxy solicitation materials. If the Long/Short Reorganization is approved by shareholders, it is anticipated that the Long/Short Reorganization will be consummated approximately one month after the meeting. If the SEC does not approve the solicitation materials or if shareholders do not approve the Long/Short Reorganization, the Board will determine what additional steps may be appropriate and in the best interests of the Long/Short Fund and its shareholders, including, but not limited to, liquidation of the Long/Short Fund. More information about the proposed Long/Short Reorganization and meeting will be provided in the proxy solicitation materials for the Long/Short Reorganization.

At a meeting held on March 15, 2018, the Board approved the reorganization of the Wasatch Strategic Income Fund, a series of the Trust, with and into the Seven Canyons Strategic Income Fund, a series of ALPS Trust (the “Strategic Income Reorganization”). In order for the Strategic Income Reorganization to occur, it must be approved by the shareholders of the Wasatch Strategic Income Fund. The Board therefore called for a special meeting of the Shareholders of the Wasatch Strategic Income Fund to vote on the Strategic Income Reorganization. The meeting is expected to be held in July 2018, and, if approved, it is anticipated that the Strategic Income Reorganization will be consummated approximately one month after the meeting. If shareholders do not approve the Strategic Income Reorganization, the Board will determine what additional steps may be appropriate and in the best interests of the Wasatch Strategic Income Fund and its shareholders, including, but not limited to, liquidation of the Wasatch Strategic Income Fund. More information about the proposed Strategic Income Reorganization and meeting will be provided in the proxy solicitation materials for the Strategic Income Reorganization.

At a meeting held on March 15, 2018, the Board approved the reorganization of the Wasatch World Innovators Fund, a series of the Trust, including both current share classes of the Fund (the Investor Class shares and the Institutional Class shares), with and into the Seven Canyons World Innovators Fund, a series of ALPS Trust (the “World Innovators Reorganization”). In order for the World Innovators Reorganization to occur, it must be approved by the shareholders of both classes of the Wasatch World Innovators Fund. The Board therefore called for a special meeting of the Shareholders of the Wasatch World Innovators Fund to vote on the World Innovators Reorganization. The meeting is expected to be held in July 2018, and, if approved, it is anticipated that the World Innovators Reorganization will be consummated approximately one month after the meeting. If shareholders do not approve the World Innovators Reorganization, the Board will determine what additional steps may be appropriate and in the best interests of the Wasatch World Innovators Fund and its shareholders, including, but not limited to, liquidation of the Wasatch World Innovators Fund. More information about the proposed World Innovators Reorganization and meeting will be provided in the proxy solicitation materials for the World Innovators Reorganization.

At a meeting held on May 15, 2018, the Board approved a plan of liquidation for the Income Fund to close the Income Fund and redeem all of its outstanding shares on or about July 13, 2018 (the “Liquidation Date”). Effective at the close of business on June 30, 2018, the Income Fund will no longer pursue its stated investment objectives. The Income Fund will begin liquidating its portfolio and may invest in cash or cash equivalents, including repurchase agreements or other comparable high quality money market instruments or money market funds until all shares have been redeemed. Effective as of June 1, 2018, the Income Fund will be closed to new investors with the exception of: (1) certain employer-sponsored retirement accounts (including certain 401(k)

MARCH 31, 2018 (UNAUDITED)

and other types of defined contribution or employee benefit plans); and (2) certain omnibus accounts held by financial intermediaries at the discretion of the Fund’s officers. Such accounts can continue to make investments in the Income Fund through June 30, 2018. After June 30, 2018, the Income Fund will be closed to investments from all accounts. The Income Fund may pay a distribution prior to its termination and liquidation. The record date and payment date will be posted on the Wasatch Funds website as soon as those dates are available.

WASATCH FUNDS

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Two of the Independent Trustees were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012: Director of the University of Utah Research Foundation since 1998.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 65	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016; A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	19	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012; Director Utah Symphony/Utah Opera since 2005.

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

MARCH 31, 2018 (UNAUDITED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 52	President	Indefinite Served as President since May, 2018	President for Wasatch Funds since May 2018; President of the Advisor since February 2016; Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 50	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 35	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018; Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 45	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017; Compliance Associate for the Advisor since September 2012; Branch Manager for Investment Planning Counsel Corp. from November 2009 to August 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018; Controller for the Advisor since January 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long-term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$2,252,794
Emerging India Fund	819,648
Global Opportunities Fund	8,169,399
Global Value Fund	7,957,722
International Growth Fund	47,302,575
Long/Short Fund	61,075
Micro Cap Fund	22,829,857
Micro Cap Value Fund	3,065,003
Small Cap Growth Fund	144,143,218
Small Cap Value Fund	65,305
Ultra Growth Fund	9,710,650
World Innovators Fund	6,384,678
Income Fund	124,946
U.S. Treasury Fund	23,928,544

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12  months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in

WASATCH FUNDS

Supplemental Information (continued)

Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

BOARD CONSIDERATIONS FOR ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

At a meeting held on November 7-8, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

The Board, including the Independent Trustees, is responsible for overseeing the management of the Funds and as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund and the sub-advisory agreement with 1st Source on behalf of the Income Fund. The Independent Trustees considered their assessment of the Advisor’s and Sub-Advisors’ performance and services to be an ongoing process that occurs throughout the year. The Board generally has four quarterly meetings as well as a fifth meeting at which it considers information prepared specifically for the annual review of the Advisory and Sub-Advisory Agreements. At these meetings, the Board and/or its committees discussed and considered information pertinent to the annual review of the Advisory Agreement and Sub-Advisory Agreements including, among other things, Fund performance, compliance, risk and liquidity management, sales activity, valuation, and the quality of trade execution. The Independent Trustees also met with management of the Advisor (including key investment personnel) at their quarterly meetings. In addition to the information provided throughout the year, the Independent Trustees, through their independent counsel, also requested and received extensive materials specifically prepared for their annual review of the foregoing agreements. The materials provided a broad range of information regarding the Funds, the Advisor and Sub-Advisors, including a description of, among other things, the terms of the Advisory Agreement and Sub-Advisory Agreements; the services provided by the Advisor and each Sub-Advisor; the experience of the relevant investment personnel; each Fund’s performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s) compiled by an independent data provider; the fees and expenses of each Fund and as compared to peers compiled by an independent data provider; the profitability and/or financial data of the Advisor and Sub-Advisors, as described below; and the Advisor’s evaluation of each Sub-Advisor. The Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement and Sub-Advisory Agreements.

In continuing their practice, the Independent Trustees met in executive session at a meeting held in October 2017 (the “October Meeting”) to consider and discuss the materials provided in connection with their review of the Advisory and Sub-Advisory Agreements. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per class basis. The Independent Trustees invited members of management of the Advisor to attend the executive session from time to time to respond to questions and provide additional information. As a result of these discussions as well as a result of the culmination of the Board’s year-round oversight of the Funds, the Independent Trustees presented the Advisor with additional questions and requests for additional information (through their independent counsel) and the Advisor provided a written response to this request.

The Independent Trustees also met, including prior to the Meeting in executive session without management present, to further consider, in relevant part, the renewal of the Advisory and Sub-Advisory Agreements. The Independent Trustees had the benefit of independent legal counsel throughout the process. After their discussions and taking into account the information specifically provided for the evaluation of the Advisory Agreements, the information provided during the year, the accumulated knowledge and experience gained during their tenure as trustees, and the legal advice provided by legal counsel, the Trustees, including the Independent Trustees, approved the renewal of the Advisory Agreement and Sub-Advisory Agreements. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds were the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarized the principal factors, but not all the factors, the Board considered in its review of the Advisory and Sub-Advisory Agreements and its conclusions.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

The Board, including the Independent Trustees, considered the nature, extent and quality of the Advisor’s and Sub-Advisors’ services to the Funds and the resulting performance of each Fund, as described in further detail below. The Board considered the Advisor’s reputation,

MARCH 31, 2018 (UNAUDITED)

organization, culture, financial strength and stability. In this regard, the Board noted that the Advisor is an employee-owned firm and considered its management structure including its various committees and their functions, its succession planning in seeking orderly transitions among portfolio managers and other leadership roles over time, and the compensation structure for the portfolio managers and research analysts in seeking to attract and retain qualified investment personnel and to provide appropriate incentives for investment personnel to invest consistently with the respective Fund’s investment parameters and not take undue risks.

The Board further considered the breadth of services the Advisor provides to manage and operate the Funds. The Advisor provides the securities research and portfolio management for the Funds (other than the sub-advised Funds). The Board considered the experience and tenure of each Fund’s portfolio manager(s) as well as the capabilities of the research and trading teams. The Board recognized that the Advisor is a research-oriented firm and considered information describing the investment process the Advisor follows in constructing and managing portfolios, including in identifying and monitoring risks being assumed by the portfolios. The Independent Trustees continue to seek to meet with the portfolio manager(s) of the various Funds during the year to discuss and keep updated on, among other things, the investment approach employed, any adjustments thereto, market conditions and investment performance. As noted below, the Independent Trustees also reviewed Fund performance in considering the Advisor’s investment management performance.

In addition to portfolio management services, the Board considered the quality of the administrative or non-advisory services the Advisor provided to operate the Funds (in addition to those provided by other third-parties). The Advisor oversees the day-to-day operations of the Funds providing the officers and other personnel necessary for their operation and/or overseeing the service providers involved in the daily operations of the Funds. Such non-advisory services include, among other things, service provider oversight (such as overseeing, coordinating and evaluating the activities of the the various service providers, including the Sub-Advisors), Board administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings), Fund administration (such as overseeing the preparation of registration statements, shareholder reports and other regulatory filings; overseeing shareholder services; overseeing the valuation of portfolio securities and daily pricing; reviewing and certifying the Funds’ financial statements; preparing and filing tax reports; overseeing the Funds’ distributions, analyzing trade execution including monitoring and evaluating cross-trades (if any); and providing other administrative services) and compliance (such as helping to create and maintain the Funds’ compliance program and related policies and procedures; testing for compliance; recommending updates to the compliance program and related policies and procedures to meet new regulatory requirements; and providing compliance training for personnel). With respect to compliance, the Independent Trustees considered the Advisor’s commitment to compliance, its regulatory history and efforts to address risk management, including cybersecurity risks through its cybersecurity committee, additional technology deployed and third-party assessment of its systems. The Independent Trustees also considered the various material business-related risks the Advisor faces in managing the Funds.

With respect to the Sub-Advisors, the Independent Trustees considered the nature, extent and quality of services the Sub-Advisors provide to the respective Funds. The Independent Trustees reviewed the Advisor’s analysis of each Sub-Advisor and its performance. The Independent Trustees recognized that the Sub-Advisors primarily provide portfolio management services and were not expected to supply other significant administrative services. The Independent Trustees considered the organization, reputation, financial strength and stability of each Sub-Advisor. The Independent Trustees further considered the experience and tenure of the portfolio manager(s) of the Sub-Advised Funds. As the Sub-Advisors primarily provide the portfolio management of the Sub-Advised Funds, the Board considered such Funds’ performance history as described in further detail below. The Board noted that the Advisor recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

As part of its evaluation of services provided by the Advisor and Sub-Advisors, the Board reviewed the performance history of each Fund. Prior to the October Meeting, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, which generally provided a Fund’s performance data for the one-, two-, three-, four-, five-, and ten-year periods ended August 31, 2017 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Broadridge Peer Universe”), to a more focused subset thereof, if any (a “Broadridge Peer Group”) and a benchmark assigned by Broadridge (the “Benchmark”) for the prescribed periods. The Board was provided with information describing the methodology Broadridge uses to create the Broadridge Peer Group and Broadridge Peer Universe.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and ten-year periods ended September 30, 2017 (or for the periods available for Funds that did not exist for part of the foregoing timeframe together with the average annual return since inception for Funds with the shorter duration) compared to additional benchmark(s) and unaffiliated funds in the respective Fund’s Morningstar investment

WASATCH FUNDS

Supplemental Information (continued)

category. The Independent Trustees also received analyst reports provided by an unaffiliated party for the following Funds: the Core Growth Fund, the International Opportunities Fund, the Long/Short Fund, the Small Cap Growth Fund, and the U.S. Treasury Fund and considered any Morningstar ratings on the Funds. For Funds with separate accounts following similar strategies (including the Core Growth Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Global Value Fund, the Micro Cap Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund), the Board reviewed Fund performance data for the institutional and investor classes compared to the performance of a composite of such separate accounts for the one-, three-, five-, and ten-year and since inception periods ended September 30, 2017 (or for such shorter periods if the Funds or separate account composite did not exist for part of the foregoing timeframe). The performance data prepared for the review of the Advisory and Sub-Advisory Agreements supplements the performance data the Trustees received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of their respective Fund.

In evaluating performance, the Independent Trustees have recognized some of the limitations of the performance data which may impact the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2017 and September 30, 2017) and a different performance period could generate significantly different results;
•	Long term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes are offered in a Fund);
•	Although the performance data included in the Broadridge Report was based on the performance of the investor class shares of the Funds, the Board recognized that certain Funds offer multiple classes. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and differences in performance between the classes could be principally attributed to the variation in the expenses of each class; and
•	There may be difficulties in establishing appropriate peer groups and benchmarks for certain Funds. In this regard, the Independent Trustees considered that the Advisor and Sub-Advisors are responsible for managing each respective Fund in accordance with its investment objectives, investment parameters and guidelines. The Independent Trustees, however, recognized that peers and/or benchmarks may be following different objectives, investment parameters and guidelines and risk tolerance levels than that of the corresponding Fund, and these variations will lead to differing performance results and may limit the value of the comparative performance data in assessing a particular Fund’s performance. The Independent Trustees recognized some limitations with the Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) as the respective Broadridge Peer Group generally focuses on companies with a larger market capitalization than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom no-load peer group provided by the Advisor for the one-, three, five- and ten-year periods ended September 30, 2017.

Based on their review of the performance data, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund outperformed the Benchmark for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017 and provided generally comparable performance to the median of its Broadridge Peer Group over such periods. Although the Fund underperformed the peer group average in the Morningstar small growth category for the one-year period ended September 30, 2017, the Fund outperformed such peer group average over the longer three-, five, and ten-year periods. The Board was satisfied with the Fund’s overall performance.

Emerging India Fund

With respect to the Emerging India Fund, the Fund outperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods ended August 31, 2017. The Fund also outperformed the average of its peer group in the Morningstar India equity category for the one-, three- and five-year periods ended September 30, 2017. The Board considered that the Fund’s performance had been generally favorable.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that except for the three-year period ended August 31, 2017, the Fund provided positive absolute performance in the one-, two- and four-year periods, but the Fund’s relative performance was somewhat challenged. In this regard, the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the one-, two-, three- and four-year periods ended August 31, 2017. The Fund similarly underperformed the average of its peer group in the Morningstar diversified emerging markets category for the one- and three-year periods ended September 30, 2017. In reviewing the comparative data, however, the Independent Trustees recognized that differences between the objectives and strategies of the Fund and the peer groups limit some of the usefulness of the comparative data. The Independent Trustees further considered management’s confidence in the experience of the portfolio

MARCH 31, 2018 (UNAUDITED)

management team, the strategy of the Fund and the Fund’s adherence to such strategy. The Board was satisfied with the explanation of the Fund’s performance, but would continue to monitor this Fund closely.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund provided positive absolute performance for the one-, two-, three-, four- and five-year periods ended August 31, 2017, but the Fund’s relative performance was challenged. In this regard, the Fund underperformed the median of its Broadridge Peer Group and Benchmark for such periods ended August 31, 2017. Similarly, other than the ten-year period ended September 30, 2017, the Fund underperformed the peer group average in the Morningstar diversified emerging markets category for the one-, three- and five-year periods ended September 30, 2017. The Board, however, noted the Fund’s improved performance for the year-to-date period ended September 30, 2017. In light of the foregoing, the Board would continue to monitor this Fund closely.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund has experienced periods of challenged performance underperforming the median of its Broadridge Peer Group and its Benchmark for the one-, two-, three-, four- and five-year periods ended August 31, 2017. The Fund similarly underperformed its peer group average for the Morningstar diversified emerging markets category for the one-, three- and five-year periods ended September 30, 2017. The Board recognized the steps taken to address performance issues, including the changes to portfolio managers of the Fund in 2016. In light of the foregoing, the Board would continue to monitor this Fund closely.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-year period ended August 31, 2017, the Fund outperformed or matched the performance of the median of its Broadridge Peer Group for the two-, three-, four- and five-year periods ended August 31, 2017. Other than the one-year period ended August 31, 2017, the Fund provided generally comparable performance to the Benchmark for the two-, three-, four- and five-year periods ended August 31, 2017. Similarly, other than the one-year period ended September 30, 2017, the Fund provided generally comparable performance to the peer group average for the Morningstar world small/mid stock category for the three- and five-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that the Fund provided positive absolute performance for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. The Independent Trustees further noted that although the Fund underperformed the performance of the median of its Broadridge Peer Group for the three-, four- and five-year periods ended August 31, 2017, the Fund outperformed the median of the Broadridge Peer Group for the one-, two- and ten-year periods ended August 31, 2017. The Fund, however, underperformed theBenchmark for such periods ended August 31, 2017. Other than the five-year period ended September 30, 2017, the Fund provided generally comparable performance to the performance of the peer group average of the Morningstar large cap value category over the one-, three- and ten-year periods ended September 30, 2017. In reviewing the performance, the Independent Trustees recognized that the Board had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities becoming a global value fund effective October 31, 2017, and the past performance would not reflect the foregoing change. Although the Fund previously had experienced periods of challenged performance, the Board was satisfied with the efforts the Advisor has taken to address performance issues and looks forward to the implementation of the revised principal investment strategy.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the one-year period ended August 31, 2017, the Fund outperformed the median of its Broadridge Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2017 and its Benchmark for the two-, three-, four- and five-year periods ended August 31, 2017. Other than the one-year period ended September 30, 2017, the Fund also outperformed or matched its peer group average of the Morningstar long government category for the three-, five- and ten-year periods ended September 30, 2017. The Board determined that the Fund’s overall performance over time was generally favorable.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that the Fund provided positive absolute performance over the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. Although the Fund underperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods, the Fund outperformed its median in the longer ten-year period ended August 31, 2017. Similarly, the Fund underperformed the Benchmark in the one-, two-, four- and five-year periods, but the Fund outperformed the Benchmark in the three- and ten-year periods ended August 31, 2017. The Independent Trustees further noted that although the Fund underperformed its peer group average for the Morningstar foreign small/mid growth category for the one- and five-year periods, the Fund outperformed such average in the three- and ten-year periods ended September 31, 2017. The Board determined that it was satisfied with the Fund’s overall performance.

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Supplemental Information (continued)

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that although the Fund underperformed the performance of the median of its Broadridge Peer Group and Benchmark for the one-year period ended August 31, 2017, the Fund outperformed the median of the Broadridge Peer Group and Benchmark for the two-, three-, four-, five- and ten-year periods ended August 31, 2017. The Independent Trustees further noted that although the Fund underperformed its peer group average for the Morningstar foreign small/mid growth category for the one- and three-year periods, the Fund outperformed such peer group average in the five- and ten-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

Long/Short Fund

With respect to the Long/Short Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-, three-, and four-year periods ended August 31, 2017, the Fund outperformed or matched the performance of the median of its Broadridge Peer Group for the two-, five- and ten-year periods ended August 31, 2017. Although the Fund underperformed its Benchmark for the one-, two-, three-, four-, and five-year periods ended August 31, 2017, the Fund outperformed the Benchmark in the ten-year period ended August 31, 2017. The Independent Trustees further noted that the Fund underperformed the peer group average of the Morningstar long/short category over the one-, three-, five- and ten-year periods ended September 30, 2017. The Independent Trustees recognized that the Fund has experienced periods of challenged performance, but noted the steps the Advisor has taken to address performance issues. In this regard, the Board considered that the Advisor recently recommended, and the Board approved, the reorganization of the Long/Short Fund into the Global Value Fund, subject to approval by the shareholders of the Long/Short Fund. The Board will continue to monitor this Fund and consider additional steps as necessary if the reorganization is not approved by shareholders.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the ten-year period ended August 31, 2017, the Fund outperformed the median of the Broadridge Peer Group and Benchmark in the one-, two-, three-, four- and five-year periods ended August 31, 2017. In addition, although the Fund underperformed its peer group average for the Morningstar small growth category for the ten-year period ended September 30, 2017, the Fund outperformed such peer group average for the one-, three- and five-year periods ended September 30, 2017. In considering the comparative data, the Independent Trustees have recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund limiting some of the value of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Microcap Index for the one-, three-, five- and ten-year periods ended September 30, 2017. In considering the foregoing, the Board was satisfied with the Fund’s overall performance.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund outperformed the median of its Broadridge Peer Group and Benchmark for the one-, two, three-, four-, five-, and ten-year periods ended August 31, 2017. Similarly, the Fund outperformed the peer group average of the Morningstar small growth category for the one-, three-, five- and ten-year periods ended September 30, 2017. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. The Independent Trustees accordingly also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Microcap Index for the one-, three-, five- and ten-year periods ended September 30, 2017. In considering the foregoing, the Board determined that the Fund’s overall performance had been generally favorable.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-, two-, three- four-, five- and ten-year periods ended August 31, 2017 and its Benchmark for such periods (except the ten-year period ended August 31, 2017), the Fund had provided positive absolute performance over such periods. In addition, although the Fund underperformed the peer group average for the Morningstar small cap growth category for the one-, three- and five-year periods ended September 30, 2017, the Fund outperformed such peer group average in the ten-year period ended September 30, 2017. With respect to performance, the Board noted that although one portfolio manager was retiring at the end of 2017, the Advisor was confident in the portfolio management team and that the Fund was adhering to its investment process and strategy. The Board was satisfied with the Fund’s overall performance.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. Except for the two- and ten-year periods ended August 31, 2017, the Fund outperformed its Benchmark for the one-, three-, four- and five-year periods ended August 31, 2017. The Fund also outperformed the peer group average of the Morningstar small blend category for

MARCH 31, 2018 (UNAUDITED)

the one-, three-, five- and ten-year periods ended September 30, 2017. The Board determined the Fund’s performance over time had been generally favorable.

Strategic Income Fund

With respect to the Strategic Income Fund, the Independent Trustees noted that the Fund underperformed the performance of the median of its Broadridge Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2017 but outperformed the median in the recent one-year period ended August 31, 2017. The Fund also underperformed the Benchmark for the various periods ended August 31, 2017 and underperformed the peer group average for the Morningstar mid-cap value category for the one-, three-, five- and ten-year periods ended September 30, 2017. The Board, however, considered that the Fund had provided positive absolute performance for the foregoing periods ended August 31, 2017 and September 30, 2017. The Board also considered the investment strategy of the Fund and in light of the foregoing, the Board was satisfied with the Fund’s overall performance.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund outperformed the median of its Broadridge Peer Group and Benchmark for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. In addition, although the Fund underperformed its peer group average of the Morningstar small growth category for the ten-year period ended September 30, 2017, the Fund outperformed such peer group average in the one-, three- and five-year periods ended September 30, 2017. In light of the foregoing, the Board was satisfied with the Fund’s overall performance.

World Innovators Fund

With respect to the World Innovators Fund, the Independent Trustees noted that the Fund outperformed or matched the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. Similarly, the Fund outperformed the Benchmark for such periods except the four-year period ended August 31, 2017. Similarly, although the Fund underperformed the peer group average for the Morningstar world small/mid stock category for the five-year period ended September 30, 2017, the Fund outperformed such peer group average in the one-, three-, and ten-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

Income Fund

Although the Income Fund underperformed the median of its Broadridge Peer Group in the five- and ten-year periods ended August 31, 2017, the Independent Trustees noted that the Fund outperformed or matched the median in the one-, two-, three- and four-year periods ended August 31, 2017. The Fund, however, underperformed the Benchmark over the various periods ended August 31, 2017. Other than the one-year period ended September 30, 2017, the Fund outperformed or provided generally comparable performance to its peer group average of the Morningstar short-term bond category for the three-, five- and ten-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees evaluated the management fees and other fees and expenses of each Fund. The Independent Trustees reviewed, among other things, the contractual management fee rate, the expense limitation agreements and/or fee waivers, the net management fee rate (which reflects the management fee rate after taking into effect any expense limitation arrangements and/or fee waivers), and the net total expense ratio of each class of each Fund. The Board considered the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the investors’ net experience in a Fund as it directly reflects the costs of investing in a Fund.

In addition, the Board, including the Independent Trustees, reviewed the Broadridge Report comparing, among other things, each Fund’s contractual and net advisory fees and net total expenses for each class compared to such information for a group of comparable funds selected by Broadridge (the “Broadridge Expense Group”) as well as comparing each Fund’s actual management fees, non-management expenses and actual total expenses for each class against such information for a larger universe of funds selected by Broadridge (the “Broadridge Expense Universe”). The Board reviewed information regarding Broadridge’s methodology for developing the Broadridge Expense Group and Broadridge Expense Universe for its report. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”). The Independent Trustees therefore also reviewed comparisons of each Micro Cap Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor.

In addition to the foregoing fee and expense data, the Board considered various factors that also influence the level of management fees for a Fund. In this regard, the Board considered, among other things, the factors that the Advisor considers in proposing a management fee level for a Fund which includes an assessment of the potential value of the services (such as, the potential for the strategy to deliver alpha, the experience of the management team with the respective strategy), the competitive marketplace (such as, the uniqueness of the fund, the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide the advisory services to the particular Fund and the existence of any capacity constraints of the Fund which may reduce the potential for revenues to the Advisor). In evaluating fees, the Board also considered, among other things, the quality and experience of the portfolio managers, the respective Fund’s investment performance, the Advisor’s willingness to close capacity-constrained Funds when necessary to

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Supplemental Information (continued)

protect performance, and the research-intensive process followed by the Advisor and related costs. The Board noted the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of various Funds to the benefit of shareholders and reviewed the amounts the Advisor has reimbursed to the applicable Fund for the last three fiscal years (if any). The Independent Trustees also reviewed the fees that the Advisor charges its other types of clients for discretionary portfolio management services, as described in further detail below.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the respective Sub-Advisor with respect to the applicable Fund in absolute terms and as compared to the Sub-Advisors pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor pays the Sub-Advisors from its own revenues and the sub-advisory fees to the Sub-Advisors were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

In its evaluation of the advisory and sub-advisory fees, the Board noted the following:

For the Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund

With respect to the foregoing Funds, the Independent Trustees recognized, among other things, the capacity constraints of these Funds and the expertise of the Advisor with the strategies of these Funds. In this regard, the Independent Trustees considered that the foregoing Funds generally invested in small and/or micro-cap securities and therefore were subject to inherent capacity constraints as the Advisor may not be able to replicate its strategy or the investment performance at higher asset levels. As a result, the Advisor has been willing to close Funds to additional investments by new investors to protect performance, but such practice also limits the revenue potential for the Advisor from the respective Fund. The Trustees, however, seek to encourage the practice of closing the Funds when necessary to protect performance for existing shareholders. Further, as the Advisor follows a research-intensive practice, the Board recognized the costs associated with performing the necessary due diligence to evaluate small and micro-cap companies which are further increased when evaluating small and mid-cap foreign companies across various countries around the world. The Independent Trustees further noted the Advisor’s expertise and reputation in the small and micro-cap asset classes. In reviewing management fees, the Trustees also noted that the management fees of several of these Funds had been reduced in recent years, including for the Global Opportunities Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the International Opportunities Fund, and the Micro Cap Funds and the management fee rate of the Frontier Fund was being reduced by 10 basis points. In its review of the comparative data presented, the Board noted the following:

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the institutional and investor class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that was slightly higher (within 10 basis points) than the median of its Broadridge Expense Group for the investor class shares and below the median of its Broadridge Expense Group for the institutional class shares.

With respect to the Emerging India Fund, the Fund’s contractual management fee rate for the investor class and institutional class shares was the same as the median of its Broadridge Expense Group and its net expense ratio was the same as the median of its Broadridge Expense Group for the investor class shares and below the median for the institutional class shares.

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net total expense ratio for the investor class shares and institutional class shares were above the median of its Broadridge Expense Group.

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the institutional and investor class shares. The Trustees further noted, however, the Advisor had agreed to reduce the management fees and expense cap on the classes of this Fund by 10 basis points.

With respect to the Global Opportunities Fund, the Independent Trustees noted that the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the investor class shares and the institutional class shares, and the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the investor class shares but below the median for the institutional class shares.

With respect to the International Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for the investor class shares and institutional class shares was slightly above (within 5 basis points of) the median of its Broadridge Expense Group but its net expense ratio was below the median of the Broadridge Expense Group for its institutional class shares and investor class shares.

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the investor class shares and institutional class shares.

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group. The Trustees, however, recognized that the management fees for these Funds were recently reduced in 2016.

MARCH 31, 2018 (UNAUDITED)

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares and its net expense ratio was above the median of its Broadridge Expense Group for the investor class shares and slightly above (within 5 basis points of) the median for the institutional class shares.

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, and the net expense ratio of the investor class shares was above the median of its Broadridge Expense Group but below the median for the institutional class shares.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio for its investor class shares were each slightly higher than (within 10 basis points of) the respective median of the Broadridge Expense Group.

Based on its review, the Board determined the advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

For the Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was slightly higher (within 10 basis points) than the median of its Broadridge Expense Group for the investor class shares and the institutional class shares and the net expense ratio for the investor class shares was higher than the median for the Broadridge Expense Group, but the net expense ratio for the institutional class was lower than the median. The Trustees recognized that the Fund had more capacity than other Funds which were focused on small and/or micro-cap securities; however, the Trustees also recognized the additional costs to evaluating securities tied to emerging markets. The Independent Trustees further noted that the management fee for this Fund had been reduced in recent years. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

For the Long/Short Fund, Global Value Fund (formerly, the Large Cap Value Fund), Strategic Income Fund and World Innovators Fund

In considering the management fees of the Global Value Fund, Long/Short Fund, Strategic Income Fund and World Innovators Fund, the Independent Trustees recognized that each of such Funds had little or no capacity constraints given their investment strategies. The Independent Trustees also considered, among other things, the comparative fee and expense data and noted the following:

With respect to the Global Value Fund, the Independent Trustees noted that the contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, and the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the investor class shares and slightly higher than (within 5 basis points of) the median for its institutional class shares.

With respect to the Long/Short Fund, the Independent Trustees noted that the contractual management fee rate was the same as the median of the Broadridge Expense Group for the investor class shares and institutional class shares and the net expense ratios for the investor class shares and institutional class shares were below the median of its Broadridge Expense Group.

With respect to the Strategic Income Fund, the Independent Trustees noted that the contractual management fee rate and net expense ratio were below the median of its Broadridge Expense Group for the investor class shares.

With respect to the World Innovators Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for its investor class and institutional class shares.

Based on its review, the Board determined that the advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

For the Income Fund and U.S. Treasury Fund

In considering the Income Fund and the U.S. Treasury Fund, the Board recognized that each of these Funds did not have any capacity constraints. In considering the comparative data, the Independent Trustees also observed that with respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee was slightly above (within 10 basis points of) the median of its Broadridge Expense Group, and the Fund’s net expense ratio was equal to the median of its Broadridge Expense Group for the investor class shares.

With respect to the Income Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was slightly higher than (within 10 basis points of) the median of its Broadridge Expense Group, the Fund’s net expense ratio for the investor class shares was below the median.

Based on its review, the Board determined that the advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

In addition to management fees, the Board recognized that both of these Funds are sub-advised and separately considered the sub-advisory fee rates paid to the Sub-Advisor of the respective Funds and as compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with HIMCO’s fee schedule in light of the asset size of the Fund. With respect to the Income Fund, the Independent Trustees noted that the sub-advisory fee rate paid to 1st Source was on the low end of the range of its fee schedule for institutional accounts. In addition, the Independent Trustees also noted that the Advisor pays the Sub-Advisors from its own revenues and the sub-advisory fees to the respective Sub-Advisor were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

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Supplemental Information (continued)

Based on its review, the Board determined that the sub-advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In their review, the Board also considered information regarding the nature of services and fee rates offered by the Advisor and Sub-Advisors to other clients, including separate accounts, unified managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-advisor. More specifically, the Independent Trustees reviewed information regarding the fee rates and schedules, the range of fees and their weighted average that the Advisor charges to separate accounts that are managed in a style similar to that used for certain Funds. Such Funds include the Core Growth Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Growth Fund, Small Cap Growth Fund, and Small Cap Value Fund. The Independent Trustees also reviewed the fee rates of separate accounts managed in investment styles similar to the Micro Cap Funds, the Global Opportunities Fund, the Global Value Fund, the International Opportunities Fund and the Ultra Growth Fund. In addition, the Independent Trustees received the management fee rates of the other types of clients noted above.

The Independent Trustees noted that the fee rates or weighted average fee rates for separate accounts and other types of clients were generally lower than the fees for the comparable Fund, subject to certain exceptions. The Independent Trustees considered the rationale the Advisor provided for the variations in fee rates between the Funds and other types of clients including, in particular, the material differences in the services provided, the extensive regulatory requirements associated with operating registered investment companies, and the differences in the investment parameters and strategies between the investment companies and other clients. The Trustees recognized the additional services provided to support the Funds included, among other things, fund administrative services and operations, oversight of third party service providers, oversight of shareholder servicing, Trustee support, tax administration and compliance, and that such services were not required to the same extent or at all for other types of clients. Given the differences among the products, particularly the extensive services provided to the Funds, the Independent Trustees concluded that such facts justify the different levels of fees.

In addition, with respect to the Sub-Advisory fees for the Sub-Advisors of the Income Fund and U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the respective Sub-Advisor compared to such Sub-Advisor’s pricing schedule for portfolio management services for other clients and had noted that the fee rates paid these Sub-Advisors for their sub-advisory services were reasonable in comparison to their respective pricing schedule. The Trustees further noted that the Sub-Advisors were unaffiliated with the Advisor and their respective sub-advisory fees were the result of arms-length negotiations. As noted, the Board considered the sub-advisory fees to be acceptable in light of the nature, extent and quality of services provided.

3.	Profitability of the Advisor

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2016 and 2015.

The Independent Trustees also reviewed the profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2016 on an actual and adjusted basis. In its evaluation of profitability, the Independent Trustees reviewed the Advisor’s methodology used to allocate revenue and expenses for the purposes of calculating profitability per Fund. However, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given the inherent limitations of any allocation methodology as different and reasonable approaches and assumptions may be used and yet yield differing results. Further, the Independent Trustees recognized that employee compensation was the primary expense for the Advisor and as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2016 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to certain industry peers. In this regard, the Independent Trustees received and reviewed the profit margin (pre tax) of certain other public advisory firms in the industry that resemble the Advisor’s business model. The Trustees, however, noted that the comparative data may be limited as a result of differences in numerous factors between the Advisor and the other advisors that impact profitability such as variations in, among others, fee waivers and expense reimbursements by the advisor, the funds managed, the business mix, the cost allocation methodology, and the capital structure. Nevertheless, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) is within a reasonable range compared to the peer group of unaffiliated advisors. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

In addition to the Advisor’s profitability, the Independent Trustees reviewed information reflecting the financial condition of each Sub-Advisor. Although profitability on a per account level was not available, the Trustees reviewed HIMCO’s financial statements for the years ended December 31, 2016 and 2015. The Trustees also reviewed 1st Source’s income statement for the month ended September 30, 2015 and September 30, 2016.

MARCH 31, 2018 (UNAUDITED)

In addition to the above, the Independent Trustees also considered any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds. See Section E below for additional information on indirect benefits the Advisor or Sub-Advisors may receive as a result of their relationship with the respective Funds.

Based on its review, including the Sub-Advisors’ fee schedules and the fact that the sub-advisory fees were established through arm’s length negotiations, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s relationship with the U.S. Treasury Fund and Income Fund, respectively, was not unreasonable.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board considered information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds and whether the Funds have appropriately benefited from such economies of scale. In considering economies of scale, the Independent Trustees recognized the economies of scale are difficult to assess, particularly on a Fund-by-Fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow; however, they also noted that Funds with capacity constraints, such as Funds investing primarily in small or micro-cap companies, have limited ability to achieve certain economies of scale. In this regard, the Independent Trustees have considered the Advisor’s willingness to close a Fund to new investments and forgo potential revenues in order to maintain the Fund at asset levels that can be effectively managed. Although closing a Fund may also prevent a Fund from achieving economies of scale that may exist at higher asset levels, the Board recognized the benefit of protecting performance for existing shareholders. The Independent Trustees also recognized the costs of the Advisor’s research intensive investment process in managing Funds. With respect to Funds without capacity constraints, the Independent Trustees considered the Advisor’s position that such Funds were already priced to scale and therefore already share any economies of scale. In addition, although the Board recognized that the Funds’ investment advisory fees will not decrease as assets rise since they are not subject to investment advisory fee breakpoints, the Independent Trustees noted that the Advisor has agreed to temporary expense caps that limit the overall net expense ratios on the respective classes of the Funds (other than the Income

Fund) which may be considered another means for sharing economies of scale.

Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisors may receive as a result of their relationship with the Funds. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors have not participated in soft dollar arrangements with respect to Fund portfolio transactions. The Independent Trustees, however, considered that the Advisor pays certain fees to 1st Source for providing shareholder servicing to the respective Fund. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisors may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the respective Sub-Advisor and concluded that the indirect benefits received were reasonable.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund, and the Sub-Advisory Agreement with 1st Source on behalf of the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

WASATCH FUNDS	MARCH 31, 2018 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

2018 Semi-Annual Report
www.WasatchFunds.com 800.551.1700
MIX
Paper from
responsible sources
FSC® C132107

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 5, 2018

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 5, 2018